                                                             File Nos. 333-90541
                                                                        811-7769

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 1

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 21

                             SEPARATE ACCOUNT KG OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                               Worcester, MA 01653
              (Address of Depositor's Principal Executive Offices)
                                 (508) 855-1000
               (Depositor's Telephone Number, including Area Code)

                          Charles F. Cronin, Secretary
                First Allmerica Financial Life Insurance Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

          immediately upon filing pursuant to paragraph (b) of Rule 485
      ---
       X  on May 1, 2001 pursuant to paragraph (b) of Rule 485
      ---
          60 days after filing pursuant to paragraph (a) (1) of Rule 485
      ---
          on (date) pursuant to paragraph (a) (1) of Rule 485
      ---
          this post-effective amendment designates a new effective
      ---
          date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2000 was filed on or before March 30, 2001.

             CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                          ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.        CAPTION IN PROSPECTUS
-----------------        ---------------------
1........................Cover Page

2........................Special Terms

3........................Summary of Fees and Expenses; Summary of Contract Features

4........................Condensed Financial Information; Performance Information

5........................Description of the Companies, the Variable Accounts and the
                         Underlying Investment Companies

6........................Charges and Deductions

7........................Description of the Contract--The Accumulation Phase

8........................Electing the Annuity Date; Description of Annuity Payout
                         Options; Variable Annuity Benefit Payments

9........................Death Benefit

10.......................Payments; Computation of Values; Distribution

11.......................Surrender and Withdrawals; Withdrawals after the Annuity Date

12.......................Federal Tax Considerations

13.......................Legal Matters

14.......................Statement of Additional Information - Table of Contents

FORM N-4 ITEM NO.        CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------        ----------------------------------------------
15.......................Cover Page

16.......................Table of Contents

17.......................General Information and History

18.......................Services

19.......................Underwriters

20.......................Underwriters

21.......................Performance Information

22.......................Annuity Benefit Payments

23.......................Financial Statements

                 ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                    FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about the Scudder Gateway Advisor 2 (formerly Kemper Gateway Advisor 2) variable annuity contract issued by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) and First Allmerica Financial Life Insurance Company (in New
York). The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE CONTRACT MAY NOT BE AVAILABLE IN ALL STATES.


A Statement of Additional Information dated May 1, 2001 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-782-8380. The Table of Contents of the Statement of Additional Information is listed on page 3 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

The Variable Account, known as Separate Account KG is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following portfolios:

THE ALGER AMERICAN FUND                                      SCUDDER VARIABLE SERIES II
-----------------------                                      --------------------------
Alger American Balanced Portfolio                            Scudder Aggressive Growth Portfolio
Alger American Leveraged AllCap Portfolio                    Scudder Blue Chip Portfolio
                                                             Scudder Contrarian Value Portfolio
CREDIT SUISSE WARBURG PINCUS TRUST                           Scudder Global Blue Chip Portfolio
----------------------------------                           Scudder Government Securities Portfolio
Credit Suisse Warburg Pincus Emerging Markets                Scudder Growth Portfolio
  Portfolio                                                  Scudder High Yield Portfolio
Credit Suisse Warburg Pincus Global Post-Venture             Scudder International Research Portfolio
  Capital Portfolio                                          Scudder Investment Grade Bond Portfolio
                                                             Scudder Money Market Portfolio
DREYFUS INVESTMENT PORTFOLIOS                                Scudder New Europe Portfolio
-----------------------------                                Scudder Small Cap Growth Portfolio
Dreyfus MidCap Stock Portfolio                               Scudder Small Cap Value Portfolio
                                                             Scudder Strategic Income Portfolio
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.           Scudder Technology Growth Portfolio
--------------------------------------------------           Scudder Total Return Portfolio
Dreyfus Socially Responsible Growth Fund                     SVS Dreman Financial Services Portfolio
                                                             SVS Dreman High Return Equity Portfolio
INVESCO VARIABLE INVESTMENT FUNDS, INC.                      SVS Dynamic Growth Portfolio
---------------------------------------                      SVS Focus Value+Growth Portfolio
INVESCO VIF Utilities Fund

SCUDDER VARIABLE SERIES I (CLASS A)
-----------------------------------
Scudder 21st Century Growth Portfolio
Scudder Capital Growth Portfolio
Scudder Global Discovery Portfolio
Scudder Growth and Income Portfolio
Scudder Health Sciences Portfolio
Scudder International Portfolio


In most jurisdictions, values may also be allocated on a fixed basis to the Fixed Account, which is part of the Company's General Account. The Fixed Account is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. Another investment option, the Guarantee Period Accounts, offers fixed rates of interest for specified periods. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account.)

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                DATED MAY 1, 2001

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this Prospectus. The contracts may be offered through different distributors. Upon request, your financial representative can show you information regarding other annuity contracts offered by the Company. You can also contact us directly to find out more about these annuity contracts.

                                TABLE OF CONTENTS

SPECIAL
TERMS................................................................................................... 5
SUMMARY OF FEES AND EXPENSES............................................................................ 7
SUMMARY OF CONTRACT FEATURES............................................................................ 13
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS, AND THE UNDERLYING INVESTMENT COMPANIES............ 18
INVESTMENT OBJECTIVES AND POLICIES...................................................................... 19
PERFORMANCE INFORMATION................................................................................. 23
DESCRIPTION OF THE CONTRACT............................................................................. 25
       A.  Payments..................................................................................... 25
       B.  Computation of Values........................................................................ 25
           The Accumulation Unit........................................................................ 26
           Net Investment Factor........................................................................ 26
       C.  Right to Cancel.............................................................................. 26
       D.  Transfer Privilege........................................................................... 27
           Asset Allocation Model Reallocations......................................................... 27
           Automatic Transfers (Dollar Cost Averaging).................................................. 27
           Automatic Account Rebalancing................................................................ 28
       E.  Surrender and Withdrawals.................................................................... 28
           Systematic Withdrawals....................................................................... 29
           Life Expectancy Distributions................................................................ 29
       F.  Death Benefit................................................................................ 30
           Standard Death Benefit....................................................................... 30
           Optional Enhanced Death Benefit Rider........................................................ 30
           Payment of the Death Benefit Prior to the Annuity Date....................................... 31
       G.  The Spouse of the Owner as Beneficiary....................................................... 31
       H.  Assignment................................................................................... 32
ANNUITIZATION -- THE PAYOUT PHASE....................................................................... 33
       A.  Electing the Annuity Date.................................................................... 33
       B.  Choosing the Annuity Payout Option........................................................... 33
           Fixed Annuity Payout Options................................................................. 33
           Variable Annuity Payout Options.............................................................. 34
       C.  Description of Annuity Payout Options........................................................ 34
       D.  Variable Annuity Benefit Payments............................................................ 35
           The Annuity Unit............................................................................. 35
           Determination of the First Annuity Benefit Payment........................................... 35
           Determination of the Number of Annuity Units................................................. 36
           Dollar Amount of Subsequent Variable Annuity Benefit Payments................................ 36
           Payment of Annuity Benefit Payments.......................................................... 36
       E.  Transfers of Annuity Units................................................................... 36
       F.  Withdrawals After the Annuity Date........................................................... 37
           Calculation of Proportionate Reduction....................................................... 38
           Calculation of Present Value................................................................. 39
           Deferral of Withdrawals...................................................................... 39
       G.  Reversal of Annuitization.................................................................... 40
       H.  NORRIS Decision.............................................................................. 40
CHARGES AND DEDUCTIONS.................................................................................. 41
       A.  Variable Account Deductions.................................................................. 41
              Mortality and Expense Risk Charge......................................................... 41
              Administrative Expense Charge............................................................. 41
              Other Charges............................................................................. 41
       B.  Contract Fee................................................................................. 42

       C.  Optional Rider Charges....................................................................... 42
       D.  Premium Taxes................................................................................ 42
       E.  Transfer Charge.............................................................................. 43
GUARANTEE PERIOD ACCOUNTS............................................................................... 44
FEDERAL TAX CONSIDERATIONS.............................................................................. 46
       A.  General...................................................................................... 46
              The Company............................................................................... 46
              Diversification Requirements.............................................................. 46
              Investor Control.......................................................................... 46
       B.  Qualified and Non-Qualified Contracts........................................................ 47
       C.  Taxation of the Contract in General.......................................................... 47
              Withdrawals Prior to Annuitization........................................................ 47
              Withdrawals After Annuitization........................................................... 47
              Annuity Payouts After Annuitization....................................................... 47
              Penalty on Distribution................................................................... 48
              Assignments or Transfers.................................................................. 48
              Nonnatural Owners......................................................................... 48
              Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations... 48
       D.  Tax Withholding.............................................................................. 49
       E.  Individual Retirement Annuities.............................................................. 49
STATEMENTS AND REPORTS.................................................................................. 49
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS....................................................... 49
CHANGES TO COMPLY WITH LAW AND AMENDMENTS............................................................... 50
VOTING RIGHTS........................................................................................... 51
DISTRIBUTION............................................................................................ 51
LEGAL MATTERS........................................................................................... 51
FURTHER INFORMATION..................................................................................... 52
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.................................................. A-1
APPENDIX B -- THE MARKET VALUE ADJUSTMENT............................................................... B-1
APPENDIX C -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT
              WITHDRAWALS............................................................................... C-1
APPENDIX D -- CONDENSED FINANCIAL INFORMATION

                                        STATEMENT OF ADDITIONAL INFORMATION
                                                 TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY......................................................................... 2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY.......................................... 3
SERVICES................................................................................................ 3
UNDERWRITERS............................................................................................ 4
ANNUITY BENEFIT PAYMENTS................................................................................ 5
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM............................................. 6
PERFORMANCE INFORMATION................................................................................. 6
FINANCIAL STATEMENTS.................................................................................... F-1

                                  SPECIAL TERMS

ACCUMULATED VALUE: the total dollar amount of all values in the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts credited to the Contract on any day before the Annuity Date.

ACCUMULATION UNIT: a measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract whose life is used to determine the duration of annuity benefit payments involving a life contingency. Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants.

ANNUITY BENEFIT PAYMENT CHANGE FREQUENCY: the frequency (monthly, quarterly, semi-annually or annually) that changes due to investment performance will be reflected in the dollar value of an annuity benefit payment under a variable annuity payout option.

ANNUITY DATE: the date specified in the Contract or a date elected later by the Owner to begin annuity benefit payments. This date must be at least one year after the Issue Date and may not be later than the Owner's (or youngest Joint Owner's) 99th birthday.

ANNUITY UNIT: a measure used to calculate annuity benefit payments under a variable payout option.

ANNUITY VALUE: the value of the amount applied under an annuity payout option.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to either Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company.

CONTRACT YEAR: a period of twelve consecutive months starting on the Contract's Issue Date or on any anniversary of the Issue Date.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option with annuity benefit payments that are fixed in amount and guaranteed throughout the annuity benefit payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account that corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

ISSUE DATE: the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and Contract anniversaries.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons (Joint Owners) or entity entitled to exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to Owner shall include Joint Owners.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Portfolio.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, rider charges and Market Value Adjustment.

UNDERLYING PORTFOLIO (OR PORTFOLIOS): an investment portfolio of The Alger American Fund ("Alger"), Credit Suisse Warburg Pincus Trust, Dreyfus Investment Portfolios ("Dreyfus"), The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund"), or INVESCO Variable Investments Funds, Inc. ("INVESCO VIF"), Scudder Variable Series I ("Scudder"), or Scudder Variable Series II ("SVS"), in which a Sub-Account invests.

VALUATION DATE: a day on which the unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Portfolio's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Separate Account KG, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and the assets are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Underlying Portfolios.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Scudder Gateway Advisor 2 Contract. The purpose of the following tables is to help you understand these various charges. The tables show (1) charges under the Contract, (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Portfolios during the accumulation phase. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "D. Premium Taxes" under CHARGES AND DEDUCTIONS.

(1) CONTRACT CHARGES:                                                                   CHARGE
---------------------                                                                   ------
TRANSFER CHARGE:                                                                         None
     The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

ANNUAL CONTRACT FEE:                                                                     $35*
     During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $75,000.

   *The fee may be lower in some jurisdictions. See Contract Specifications for specific charge.

OPTIONAL RIDER CHARGE:
     If the Enhanced Death Benefit Rider is elected, 1/12th of the annual charge will be deducted pro-rata on a monthly basis at the end of each Contract month. The charge for this Rider on an annual basis as a percentage of
     Accumulated Value is:
       5% Enhanced Death Benefit Rider With Annual Step-Up:                             0.25%

(2) ANNUAL SUB-ACCOUNT EXPENSES:
(on an annual basis as a percentage of average daily net assets)
Mortality and Expense Risk Charge:                                                      0.40%
Administrative Expense Charge:                                                          0.15%
                                                                                        -----
Total Annual Expenses:                                                                  0.55%

(3) ANNUAL UNDERLYING PORTFOLIO EXPENSES: Total expenses of the Underlying Portfolios are not fixed or specified under the terms of the Contract and will vary from year to year. The levels of fees and expenses also vary among the Underlying Portfolios. The following table shows the expenses of the Underlying Portfolios as a percentage of average net assets for the year ended December 31, 2000, as adjusted for any material changes.


                                                           MANAGEMENT FEE                       TOTAL PORTFOLIO
                                                             (AFTER ANY      OTHER EXPENSES   EXPENSES (AFTER ANY
                                                           FEE REDUCTIONS/     (AFTER ANY       FEE REDUCTIONS/
                                                             VOLUNTARY          WAIVERS/      WAIVERS/REIMBURSEMENTS
UNDERLYING PORTFOLIO                                          WAIVERS)      REIMBURSEMENTS)       AND OFFSETS)
--------------------                                          --------      ---------------       ------------
Alger American Balanced Portfolio.........................      0.75%            0.13%              0.88%
Alger American Leveraged AllCap Portfolio.................      0.85%            0.05%              0.90%
Credit Suisse Warburg Pincus Emerging Markets Portfolio...      1.09%            0.33%              1.42%(1)(2)
Credit Suisse Warburg Pincus Global Post-Venture Capital        1.14%
Portfolio.................................................                       0.28%              1.42%(1)(2)
Dreyfus MidCap Stock Portfolio............................      0.75%            0.25%              1.00%(3)(4)
Dreyfus Socially Responsible Growth Portfolio.............      0.75%            0.03%              0.78%(3)
INVESCO VIF Utilities Fund................................      0.60%            0.81%              1.41%(5)
Scudder 21st Century Growth Portfolio.....................      0.88%            0.47%              1.35%(6)(7)
Scudder Capital Growth Portfolio..........................      0.46%            0.03%              0.49%(7)
Scudder Global Discovery Portfolio*.......................      0.95%            0.30%              1.25%(6) (7)
Scudder Growth and Income Portfolio.......................      0.48%            0.08%              0.56%(7)
Scudder Health Sciences Portfolio                               0.75%            0.20%              0.95%(6)(7)(10)
Scudder International Portfolio...........................      0.82%            0.14%              0.96%(7)
Scudder Aggressive Growth Portfolio.......................      0.75%            0.19%              0.94%(7)(8)(9)
Scudder Blue Chip Portfolio...............................      0.65%            0.06%              0.71%(7)(8)
Scudder Contrarian Value Portfolio........................      0.75%            0.05%              0.80%(7)(8)
Scudder Global Blue Chip Portfolio........................      0.85%            0.71%              1.56%(7)(8)(9)
Scudder Government Securities Portfolio...................      0.55%            0.05%              0.60%(7)(9)
Scudder Growth Portfolio..................................      0.60%            0.05%              0.65%(7)
Scudder High Yield Portfolio..............................      0.60%            0.08%              0.68%(7)
Scudder International Research Portfolio..................      0.75%            0.09%              0.84%(7)
Scudder Investment Grade Bond Portfolio...................      0.60%            0.07%              0.67%(7)(8)(9)
Scudder Money Market Portfolio............................      0.50%            0.08%              0.58%(7)
Scudder New Europe Portfolio..............................      0.00%            1.12%              1.12%(7)(8)(9)
Scudder Small Cap Growth Portfolio........................      0.65%            0.07%              0.72%(7)
Scudder Small Cap Value Portfolio.........................      0.75%            0.06%              0.81%(7)(8)(9)
Scudder Strategic Income Portfolio........................      0.65%            0.40%              1.05%(7)(8)(9)(11)
Scudder Technology Growth Portfolio.......................      0.75%            0.07%              0.82%(7)(8)
Scudder Total Return Portfolio............................      0.55%            0.06%              0.61%(7)
SVS Dreman Financial Services Portfolio...................      0.75%            0.15%              0.90%(7)(8)(9)
SVS Dreman High Return Portfolio..........................      0.75%            0.09%              0.84%(7)(8)(9)
SVS Dynamic Growth Portfolio..............................      1.00%            0.30%              1.30%(7)(8)(10)
SVS Focus Value+Growth Portfolio..........................      0.75%            0.06%              0.81%(7)(8)
SVS Focused Large Cap Growth Portfolio....................      0.95%            0.20%              1.15%(7)(8)(9)
SVS Growth And Income Portfolio...........................      0.95%            0.14%              1.09%(7)(8)(9)
SVS Growth Opportunities Portfolio........................      0.95%            0.11%              1.06%(7)(8)
SVS Index 500 Portfolio...................................      0.34%            0.21%              0.55%(7)(8)(9)
SVS Mid-Cap Growth Portfolio..............................      1.00%            0.30%              1.30%(7)(8)(10)
SVS Strategic Equity Portfolio............................      0.95%            0.20%              1.15%(7)(8)(10)
SVS Venture Value Portfolio...............................      0.95%            0.20%              1.15%(7)(8)(10)


* Waiver was not in place for the fiscal year 1999. Percentages shown reflect ratios effective 5/1/2000.

(1) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and/or co-administrator, for the Credit Suisse Warburg Pincus Emerging Markets Portfolio and Credit Suisse

       Warburg Pincus Global Post-Venture Capital Portfolio the Investment Management Fee would have equaled 1.25% and 1.25%; Other Expenses would have equaled 0.44% and 0.28%; and Total Fund Annual Expenses, would have equaled 1.69% and 1.53%, respectively, based on actual fees and expenses for the fiscal year ended December 31,2000. Fee waivers and expense reimbursements or credits may be discontinued at any time.

(2) Interest earned on univested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolios' net expense ratio by 0.02% for each of the Portfolio year ended December 31, 2000. The Portfolios' operating expense ratio after reflecting these arrangements was 1.40% for Credit Suisse Warburg Pincus Emerging Market Portfolio 1.40% for Credit Suisse Warburg Pincus Global PostVenture Capital Portfolio.

(3) The figures in the above Expense Table are for the initial share class for the fiscal year ended December (3) 31, 2000. Actual Expenses in future years may be higher or lower than the figures given above.

(4) The expenses shown in the above portfolio annual expense table are for the Initial Share Class for the fiscal year ended December 31, 2000 and reflect the portfolio adviser's waiver of fees or reimbursement of expenses for such fiscal year. Without such waivers or reimbursements, the management fee, other expenses and total portfolio annual expenses for December 31, 2000 for the Dreyfus MidCap Stock Portfolio would have been, as a percentage of assets: 0.75%, 0.29% and 1.04%, respectively. For the fiscal year ended December 31, 2000, Dreyfus further reimbursed the portfolio for other expenses so that the total annual portfolio operating expenses for Initial Share Class was 0.98% instead of 1.00%. This additional expense reimbursement was voluntary and the expense information provided in the table has been restated to reflect the amount the fees would have been without such voluntary reimbursement. The Dreyfus Corporation has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the Initial Share Class (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do not exceed 1.00%.

(5) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(6) Pursuant to their respective agreements with Scudder Variable Series I, the investment manager and the accounting agent have agreed, for the one-year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Scudder Global Discovery 1.25%, Scudder Health Sciences 0.95%, and Scudder 21st Century Growth 1.50%. The total operating expenses for Scudder 21st Century Growth were less than respective limitations. Absent any waiver or reimbursement, the total operating expenses for Scudder Global Discovery would have been 1.28%, for the year ended December 31, 2000.

(7) Effective 5/1/01, Scudder Variable Life Investment Fund and Kemper Variable Series became Scudder Variable Series I and Scudder Variable Series II. In addition, the underlying investment options were re-branded from Kemper and KVS to Scudder and SVS.

(8) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: SVS Dynamic Growth (1.30%), SVS Mid Cap Growth (1.30%), SVS Strategic Equity (1.15%), SVS Venture Value (1.15%), SVS Dreman High Return Equity (0.87%), SVS Focus Value+Growth (0.84%), SVS Focused Large Cap Growth (1.15%), SVS Dreman Financial Services (0.99%), SVS Growth Opportunities (1.15%), SVS Growth And Income (1.15%), Scudder Aggressive Growth (0.95%), Scudder Technology Growth (0.95%), Scudder Contrarian Value (0.80%), Scudder Small Cap Value (0.84%), Scudder Investment Grade Bond (0.80%), Scudder Strategic Income (1.05%), Scudder Blue Chip (0.95%), SVS Index 500 (0.55%), Scudder New Europe (1.12%) and Scudder Global Blue Chip (1.56%) In addition, for Scudder New Europe and Scudder Global Blue Chip, the investment manager has agreed to limit its management fees to 0.70% and 0.85%, respectively, of such portfolios for one year, commencing 5/1/01.

(9) Absent any waiver or reimbursement, the total operating expenses would have been 1.76% for Scudder Global Blue Chip, 2.62% for Scudder New Europe, 1.07% for Scudder Strategic Income, 1.31% for SVS Focused Large Cap Growth and 0.87% for SVS Index 500 for the year ended December 31, 2000.

(10) "Other Expenses" have been restated to exclude reorganization costs. Portfolio became effective and commenced operations 5/1/01, therefore other expenses are annualized. Actual expenses may be greater or less than shown.

(11) Due to a new management agreement, the management fee of Scudder Strategic Income has been restated to 0.65%.

The Underlying Portfolio information above was provided by the Underlying Portfolios and was not independently verified by the Company.

EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay during the accumulation phase at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. The examples further assume the Underlying Portfolio expenses, including any waivers/reimbursements, listed above remain the same in each of the 1, 3, 5, and 10-year intervals. As required by rules of the Securities and Exchange Commission ("SEC"), the Contract fee is reflected in the examples by a method designed to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.03%, and the amount of the Contract fee is assumed to be $0.30 in the examples. The Contract fee is only deducted when the Accumulated Value is less than $75,000. Because the expenses of the Underlying Portfolios differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(1) At the end of the applicable time period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and no
Riders:


UNDERLYING PORTFOLIO                                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------                                                    ------     -------     -------     --------
Alger American Balanced Portfolio......................................  $15         $46         $80         $176
Alger American Leveraged AllCap Portfolio..............................  $15         $47         $81         $178
Credit Suisse Warburg Pincus Emerging Markets Portfolio................  $20         $63        $108         $234
Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio.....  $20         $63        $108         $234
Dreyfus MidCap Stock Portfolio.........................................  $16         $50         $87         $189
Dreyfus Socially Responsible Growth Portfolio..........................  $14         $43         $75         $165
INVESCO VIF Utilities Fund.............................................  $20         $63        $108         $233
Scudder 21st Century Growth Portfolio..................................  $20         $61        $105         $226
Scudder Capital Growth Portfolio.......................................  $11         $34         $60         $132
Scudder Global Discovery Portfolio.....................................  $19         $58        $100         $216
Scudder Growth and Income Portfolio....................................  $12         $37         $63         $140
Scudder Health Sciences Portfolio......................................  $16         $49         $84         $183
Scudder International Portfolio........................................  $16         $49         $84         $185
Scudder Aggressive Growth Portfolio....................................  $16         $48         $83         $182
Scudder Blue Chip Portfolio............................................  $13         $41         $71         $157
Scudder Contrarian Value Portfolio.....................................  $14         $44         $76         $167
Scudder Global Blue Chip Portfolio.....................................  $22         $67        $115         $248
Scudder Government Securities Portfolio................................  $12         $38         $65         $144
Scudder Growth Portfolio...............................................  $13         $39         $68         $150
Scudder High Yield Portfolio...........................................  $13         $40         $70         $153
Scudder International Research Portfolio...............................  $15         $45         $78         $171
Scudder Investment Grade Bond Portfolio................................  $13         $40         $69         $152
Scudder Money Market Portfolio.........................................  $12         $37         $64         $142
Scudder New Europe Portfolio...........................................  $17         $54         $93         $202
Scudder Small Cap Growth Portfolio.....................................  $13         $42         $72         $158
Scudder Small Cap Value Portfolio......................................  $14         $44         $77         $168
Scudder Strategic Income Portfolio.....................................  $17         $52         $89         $194
Scudder Technology Growth Portfolio....................................  $14         $45         $77         $169
Scudder Total Return Portfolio.........................................  $12         $38         $66         $145
SVS Dreman Financial Services Portfolio................................  $15         $47         $81         $178
SVS Dreman High Return Portfolio.......................................  $15         $45         $78         $171
SVS Dynamic Growth Portfolio...........................................  $19         $59        $102         $221
SVS Focus Value+Growth Portfolio.......................................  $14         $44         $77         $168
SVS Focused Large Cap Growth Portfolio.................................  $18         $55         $94         $205
SVS Growth And Income Portfolio........................................  $17         $53         $91         $199
SVS Growth Opportunities Portfolio.....................................  $17         $52         $90         $195
SVS Index 500 Portfolio................................................  $12         $36         $63         $139
SVS Mid-Cap Growth Portfolio...........................................  $19         $59        $102         $221
SVS Strategic Equity Portfolio.........................................  $18         $55         $94         $205
SVS Venture Value Portfolio............................................  $18         $55         $94         $205

(2) At the end of the applicable time period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election at issue of the 5% Enhanced Death Benefit Rider With Annual Step-Up:


UNDERLYING PORTFOLIO                                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------                                                    ------     -------     -------     --------
Alger American Balanced Portfolio......................................  $17        $54          $93         $203
Alger American Leveraged AllCap Portfolio..............................  $18        $55          $94         $205
Credit Suisse Warburg Pincus Emerging Markets Portfolio................  $23        $71         $121         $260
Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio.....  $23        $71         $121         $260
Dreyfus MidCap Stock Portfolio.........................................  $19        $58         $100         $216
Dreyfus Socially Responsible Growth Portfolio..........................  $16        $51          $88         $192
INVESCO VIF Utilities Fund.............................................  $23        $70         $120         $258
Scudder 21st Century Growth Portfolio..................................  $22        $69         $117         $252
Scudder Capital Growth Portfolio.......................................  $14        $42          $73         $160
Scudder Global Discovery Portfolio.....................................  $21        $65         $112         $242
Scudder Growth and Income Portfolio....................................  $14        $44          $77         $168
Scudder Health Sciences Portfolio......................................  $18        $56          $97         $211
Scudder International Portfolio........................................  $18        $57          $97         $212
Scudder Aggressive Growth Portfolio....................................  $18        $56          $96         $209
Scudder Blue Chip Portfolio............................................  $16        $49          $84         $185
Scudder Contrarian Value Portfolio.....................................  $17        $52          $89         $194
Scudder Global Blue Chip Portfolio.....................................  $24        $75         $128         $274
Scudder Government Securities Portfolio................................  $15        $46          $79         $172
Scudder Growth Portfolio...............................................  $15        $47          $81         $178
Scudder High Yield Portfolio...........................................  $15        $48          $83         $181
Scudder International Research Portfolio...............................  $17        $53          $91         $199
Scudder Investment Grade Bond Portfolio................................  $15        $48          $82         $180
Scudder Money Market Portfolio.........................................  $14        $45          $78         $170
Scudder New Europe Portfolio...........................................  $20        $62         $106         $229
Scudder Small Cap Growth Portfolio.....................................  $16        $49          $85         $186
Scudder Small Cap Value Portfolio......................................  $17        $52          $90         $195
Scudder Strategic Income Portfolio.....................................  $19        $59         $102         $221
Scudder Technology Growth Portfolio....................................  $17        $52          $90         $197
Scudder Total Return Portfolio.........................................  $15        $46          $79         $174
SVS Dreman Financial Services Portfolio................................  $18        $55          $94         $205
SVS Dreman High Return Portfolio.......................................  $17        $53          $91         $199
SVS Dynamic Growth Portfolio...........................................  $22        $67         $115         $247
SVS Focus Value+Growth Portfolio.......................................  $17        $52          $90         $195
SVS Focused Large Cap Growth Portfolio.................................  $20        $62         $107         $232
SVS Growth And Income Portfolio........................................  $20        $61         $104         $225
SVS Growth Opportunities Portfolio.....................................  $19        $60         $103         $222
SVS Index 500 Portfolio................................................  $14        $44          $76         $167
SVS Mid-Cap Growth Portfolio...........................................  $22        $67         $115         $247
SVS Strategic Equity Portfolio.........................................  $20        $62         $107         $232
SVS Venture Value Portfolio............................................  $20        $62         $107         $232

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE SCUDDER GATEWAY ADVISOR 2 VARIABLE ANNUITY?

The Scudder Gateway Advisor 2 variable annuity contract ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract may be purchased up to age 90 of the oldest Owner or, if the Owner is not a natural person, the oldest Annuitant. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

     -   a customized investment portfolio;

     - 2 Alger Portfolios, 2 Credit Suisse Warburg Pincus Trust Portfolios; 1 Dreyfus Investment Portfolios Portfolio, 1 Dreyfus Socially Responsible Growth Fund Portfolio, 1 INVESCO VIF Portfolio, 27 SVS Portfolios, and 6 Scudder Portfolios;

     -   a Fixed Account;

     -   Guarantee Period Accounts;

     -   Experienced professional investment advisers;

     -   tax deferral on earnings;

     -   guarantees that can protect your family;

     -   withdrawals during the accumulation and annuitization phases; and

     -   income that you can receive for life.

WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase (described below). During the accumulation phase, you may allocate your initial payment and any additional payments to the combination of portfolios of securities ("Underlying Portfolios") under your Contract, to the Guarantee Period Accounts, and to the Fixed Account (collectively "the investment options"). You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Portfolios and any accumulations in the Guarantee Period Accounts and the Fixed Account. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of your death. See discussion below, WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

If you or a Joint Owner dies before the Annuity Date, a standard death benefit will be paid to the beneficiary. (No death benefit is payable at the death of any Annuitant except when the Owner is not a natural person.) An optional Enhanced Death Benefit Rider is also available at issue for a separate monthly charge. See "F. Death Benefit" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, you, or the payee you designate, can receive income based on one of the numerous annuity payout options available under the Contract. You choose:

     -   the annuity payout option;

     - the date annuity benefit payments begin but no earlier than one year after the Issue Date;

     - whether you want variable annuity benefit payments based on the investment performance of the Underlying Portfolios, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments.

You may also take withdrawals during the annuity payout phase. The type of withdrawal and the number of withdrawals that may be made each calendar year depend upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option). Under a Life annuity payout option, the Owner may make one Payment Withdrawal each calendar year. Under a Life with Period Certain or Life with Cash Back annuity payout option, the Owner may make one Payment Withdrawal and one Present Value Withdrawal in each calendar year. Under a Period Certain annuity payout option, the Owner may make multiple Present Value Withdrawals each calendar year. For more information, see "F. Withdrawals After the Annuity Date" under ANNUITIZATION -- THE PAYOUT PHASE. In addition, if you choose a variable payout option, you may transfer among the available Sub-Accounts.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company. Each Contract has an Owner (or an Owner and a Joint Owner), an Annuitant (or an Annuitant and a Joint Annuitant) and one or more beneficiaries. As Owner, you may:

     -   make payments

     -   choose investment allocations

     -   choose annuity payout options

     - receive annuity benefit payments (or designate someone else to receive annuity benefit payments)

     -   select the Annuitant and beneficiary.

The Annuitant is the person whose life is used to determine the duration of annuity benefit payments involving a life contingency. There must be at least one Annuitant at all times. If an Annuitant dies and a replacement is not named, the Owner will become the new Annuitant. The beneficiary is the person(s) or entity entitled to the death benefit at the death of a sole Owner prior to the Annuity Date. In the case of the death of a Joint Owner, the surviving Joint Owner will receive the death benefit. Under certain circumstances, the beneficiary may be entitled to annuity benefit payments upon the death of an Owner on or after the Annuity Date.

HOW MUCH CAN I INVEST AND HOW OFTEN?

During the Accumulation Phase, you may make additional payments. Total payments under the Contract can exceed $5,000,000 only with the Company's prior approval. The number and frequency of your payments are flexible, subject only to a $10,000 minimum for your initial payment and a $100 minimum for any additional payments. A minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?

You may choose among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account.

THE VARIABLE ACCOUNT. You have the choice of Sub-Accounts investing in the following Underlying Portfolios:


THE ALGER AMERICAN FUND                                      SCUDDER VARIABLE SERIES II
-----------------------                                      --------------------------
Alger American Balanced Portfolio                            Scudder Aggressive Growth Portfolio
Alger American Leveraged AllCap Portfolio                    Scudder Blue Chip Portfolio
                                                             Scudder Contrarian Value Portfolio
CREDIT SUISSE WARBURG PINCUS TRUST                           Scudder Global Blue Chip Portfolio
----------------------------------                           Scudder Government Securities Portfolio
Credit Suisse Warburg Pincus Emerging Markets                Scudder Growth Portfolio
  Portfolio                                                  Scudder High Yield Portfolio
Credit Suisse Warburg Pincus Global Post-Venture             Scudder International Research Portfolio
  Capital Portfolio                                          Scudder Investment Grade Bond Portfolio
                                                             Scudder Money Market Portfolio
DREYFUS INVESTMENT PORTFOLIOS                                Scudder New Europe Portfolio
-----------------------------                                Scudder Small Cap Growth Portfolio
Dreyfus MidCap Stock Portfolio                               Scudder Small Cap Value Portfolio
                                                             Scudder Strategic Income Portfolio
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.           Scudder Technology Growth Portfolio
--------------------------------------------------           Scudder Total Return Portfolio
Dreyfus Socially Responsible Growth Fund                     SVS Dreman Financial Services Portfolio
                                                             SVS Dreman High Return Equity Portfolio
INVESCO VARIABLE INVESTMENT FUNDS, INC.                      SVS Dynamic Growth Portfolio
---------------------------------------                      SVS Focus Value+Growth Portfolio
INVESCO VIF Utilities Fund

SCUDDER VARIABLE SERIES I (CLASS A)
-----------------------------------
Scudder 21st Century Growth Portfolio
Scudder Capital Growth Portfolio
Scudder Global Discovery Portfolio
Scudder Growth and Income Portfolio
Scudder Health Sciences Portfolio
Scudder International Portfolio


Each Underlying Portfolio operates pursuant to different investment objectives, and this range of investment options enables you to allocate your money among the Underlying Portfolios to meet your particular investment needs. For a more detailed description of the Underlying Portfolios, see INVESTMENT OBJECTIVES AND POLICIES.

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account (except in California where assets are held in the Company's General Account). Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity payout option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the value. However, this adjustment will never be applied against your principal. In addition, earnings in the GPA AFTER application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

Zurich Scudder Investments, Inc. ("Zurich Scudder") is the investment manager of the Guarantee Period Accounts pursuant to an investment advisory agreement between the Company and Zurich Scudder.

THE GUARANTEE PERIOD ACCOUNTS ARE NOT AVAILABLE IN ALL STATES AND ARE NOT OFFERED AFTER ANNUITIZATION.

SOME OF THE SUB-ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

FIXED ACCOUNT. The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. The initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account. On and after the Annuity Date, if you have elected a variable option, you may transfer only among the Sub-Accounts. You will incur no current taxes on transfers while your money remains in the Contract. See "D. Transfer Privilege" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and
"E. Transfers of Annuity Units" under ANNUITIZATION -- THE PAYOUT PHASE.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

If you authorize automatic periodic transfers (under an Asset Allocation Model Reallocation program, Automatic Transfers program (Dollar Cost Averaging) or Automatic Account Rebalancing program), the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals at any time. A Market Value Adjustment will apply to withdrawals from a Guarantee Period Account prior to the expiration of the Guarantee Period. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be cancelled. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision on the cover of your Contract.

If you cancel the Contract, you will receive the Contract's Accumulated Value adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any fees or charges that may have been deducted. However, if required in your state or if the Contract was issued as an Individual Retirement Annuity (IRA), you will generally receive a refund of your gross payment(s). In certain jurisdictions this refund may be the greater of (1) your gross payment(s) or (2) the Accumulated Value adjusted for any Market Value Adjustment, plus any fees or charges previously deducted. See "C. Right to Cancel" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

     - You may assign your ownership to someone else, except under certain qualified plans.

     - You may change the beneficiary, unless you have designated an irrevocable beneficiary.

     -   You may change your allocation of payments.

     - You may make transfers among the Sub-Accounts without any tax consequences.

     - You may cancel your Contract within ten days of delivery (or longer if required by state law).

                  DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS
                     AND THE UNDERLYING INVESTMENT COMPANIES

THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. Allmerica Financial is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2000, Allmerica Financial had over $18 billion in assets and over $27 billion of life insurance in force.

Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

First Allmerica Financial Life Insurance Company ("First Allmerica") organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 2000, First Allmerica and its subsidiaries had over $24 billion in combined assets and over $34 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both companies are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNTS. Each Company maintains a separate investment account called Separate Account KG (the "Variable Account"). The Variable Accounts of Allmerica Financial and of First Allmerica were authorized by votes of the Board of Directors of the Companies on June 13, 1996. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.

Each Sub-Account of the Variable Account invests in a corresponding investment portfolio of The Alger American Fund, Credit Suisse Warburg Pincus Trust, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Scudder, or SVS. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains, or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

Each Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. Each Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable Account may invest in other underlying portfolios which are not available to the contracts described in this Prospectus.

THE UNDERLYING INVESTMENT COMPANIES

THE ALGER AMERICAN FUND. The Alger American Fund ("Alger"), is an open-end, diversified management investment company established as a Massachusetts business trust on April 6, 1988 and registered with the SEC under the 1940 Act. The investment adviser for the Alger American Leveraged AllCap Portfolio and Alger American Balanced Portfolio is Fred Alger Management, Inc. Fred Alger Management, Inc. is located at 1 World Trade Center, Suite 9333, New York, NY 10048.

CREDIT SUISSE WARBURG PINCUS TRUST. Credit Suisse Warburg Pincus Trust is an open-end, management investment company registered with the SEC. It was organized as a Massachusetts business trust on March 15, 1995. Credit Suisse Asset Management, LLC ("CSAM") is the investment adviser of the Credit Suisse Warburg Pincus Trust. Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for the Global Post-Venture Capital Portfolio with respect to the Portfolio's investments in private-equity portfolios.


DREYFUS INVESTMENT PORTFOLIOS. The Dreyfus Investment Portfolios is a Massachusetts business trust that commenced operations on May 1, 1998 and is an open-end management investment company. One of its investment portfolios, the Dreyfus MidCap Stock Portfolio, is available under the Contract. The Dreyfus Corporation is the investment adviser to the Dreyfus MidCap Stock Portfolio. The Dreyfus Corporation is located at 200 Park Avenue, New York, NY 10166.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund") was incorporated under Maryland law on July 20, 1992, and commenced operations on October 7, 1993. It is registered with the SEC as an open-end, diversified, management investment company. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Socially Responsible Growth Fund. NCM Capital Management Group Inc. serves as sub-investment advisor. The Dreyfus Company is located at 200 Park Avenue, New York, NY 10166.


INVESCO VARIABLE INVESTMENT FUNDS, INC. INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Utilities Fund is INVESCO Funds Group, Inc.


SCUDDER VARIABLE SERIES I (CLASS A). Scudder Variable Series I (Class A) ("Scudder") is an open-end, diversified management investment company established as a Massachusetts business trust on March 15, 1985, and registered with the SEC under the 1940 Act. Zurich Scudder Investments, Inc. serves as the investment adviser of Scudder.


SCUDDER VARIABLE SERIES II. Scudder Variable Series II ("SVS"), is a series-type mutual fund registered with the SEC as an open-end, management investment company. Registration of SVS does not involve supervision of its management, investment practices or policies by the SEC. SVS is designed to provide an investment vehicle for certain variable annuity contracts and variable life insurance policies. Shares of the Portfolios of SVS are sold only to insurance company separate accounts. Zurich Scudder Investments, Inc. serves as the investment adviser of SVS.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS. PLEASE READ THEM CAREFULLY BEFORE INVESTING. Also, the Statements of Additional Information ("SAI") for the Underlying Portfolios are available upon request. There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved or that the value of the Contract will equal or exceed the aggregate amount of payments made under the Contract.

THE ALGER AMERICAN FUND:

ALGER AMERICAN BALANCED PORTFOLIO -- seeks current income and long-term capital appreciation. The Portfolio focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the Portfolio in common stocks and fixed-income securities, which include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency or if not rated, which are determined by the Manager to be of comparable quality. Ordinarily, at least 24% of the Portfolio's net assets are invested in fixed-income securities.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any sizewhich demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

CREDIT SUISSE WARBURG PINCUS TRUST:


CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets.


CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests primarily in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development.

DREYFUS INVESTMENT PORTFOLIOS:

DREYFUS MIDCAP STOCK PORTFOLIO -- seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.:

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND -- seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

INVESCO VARIABLE INVESTMENT FUNDS, INC.


INVESCO VIF UTILITIES FUND - seeks capital appreciation and income.


SCUDDER VARIABLE SERIES I (CLASS A)

SCUDDER 21ST CENTURY GROWTH PORTFOLIO -- pursues long-term growth of capital by investing primarily in equity securities issued by emerging growth companies.

SCUDDER CAPITAL GROWTH PORTFOLIO -- seeks to maximize long-term capital growth through a broad and flexible investment program.

SCUDDER GLOBAL DISCOVERY PORTFOLIO -- seeks above average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

SCUDDER GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital, current income and growth of income.

SCUDDER HEALTH SCIENCES PORTFOLIO - seeks long-term growth of capital by investing primarily in the equity securities of companies in the health care industry.

SCUDDER INTERNATIONAL PORTFOLIO -- seeks long term growth of capital primarily through diversified holdings of marketable foreign equity investments.

SCUDDER VARIABLE SERIES II:


SCUDDER AGGRESSIVE GROWTH PORTFOLIO -- seeks capital appreciation through the use of aggressive investment techniques.


SCUDDER BLUE CHIP PORTFOLIO -- seeks growth of capital and of income.


SCUDDER CONTRARIAN VALUE PORTFOLIO -- seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies.


SCUDDER GLOBAL BLUE CHIP PORTFOLIO -- seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.


SCUDDER GOVERNMENT SECURITIES PORTFOLIO -- seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.


SCUDDER GROWTH PORTFOLIO -- seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.


SCUDDER HIGH YIELD PORTFOLIO - seeks to provide a high level of current income by investing in fixed-income securities.


SCUDDER INTERNATIONAL RESEARCH PORTFOLIO - seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. This Portfolio was formerly known as the Kemper International Portfolio.


SCUDDER INVESTMENT GRADE BOND PORTFOLIO -- seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.


SCUDDER MONEY MARKET PORTFOLIO -- seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in 12 months or less.


SCUDDER NEW EUROPE PORTFOLIO -- seeks long-term capital appreciation by investing in a portfolio consisting primarily of equity securities of European companies.


SCUDDER SMALL CAP GROWTH PORTFOLIO -- seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.


SCUDDER SMALL CAP VALUE PORTFOLIO -- seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.

SCUDDER STRATEGIC INCOME PORTFOLIO -- seeks high current return by investing primarily in bonds issued by U.S. and foreign corporations and governments.


SCUDDER TECHNOLOGY GROWTH PORTFOLIO -- seeks growth of capital.


SCUDDER TOTAL RETURN PORTFOLIO -- seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.


SVS DREMAN FINANCIAL SERVICES PORTFOLIO -- seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies in the financial services industry believed by the Portfolio's investment manager to be undervalued. Dreman Value Management, L.L.C. is the sub-adviser for the Portfolio.


SVS DREMAN HIGH RETURN EQUITY PORTFOLIO-- seeks to achieve a high rate of total return. Dreman Value Management, L.L.C. is the sub-adviser for the Portfolio


SVS DYNAMIC GROWTH PORTFOLIO - seeks long-term capital growth. INVESCO is the sub-adviser for the Portfolio.


SVS FOCUS VALUE+GROWTH PORTFOLIO -- seeks growth of capital through professional management of a portfolio of growth and value stocks. A secondary objective is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks. Jennison Associates is the sub-adviser of the Portfolio. This portfolio was formerly known as the Kemper Value+Growth Portfolio.


SVS FOCUSED LARGE CAP GROWTH PORTFOLIO-- seeks growth through long-term capital appreciation. Eagle Asset Management, Inc. ("EAM") is the sub-adviser for the Portfolio.


SVS GROWTH AND INCOME PORTFOLIO -- seeks long-term capital growth and current income. Janus Capital Corporation ("JCC") is the sub-adviser for the Portfolio.


SVS GROWTH OPPORTUNITIES PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital. Janus Capital Corporation ("JCC") is the sub-adviser for the Portfolio.


SVS INDEX 500 PORTFOLIO* -- seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index, (the "S&P 500 Index"), which emphasizes stocks of large U.S. companies. Deutche Asset Management is the sub-adviser for the Portfolio.


SVS MID-CAP GROWTH PORTFOLIO - seeks capital appreciation. Turner Investment Partners is the sub-adviser for the Portfolio.


SVS STRATEGIC EQUITY PORTFOLIO -seeks growth of capital. Oak Associates is the sub-adviser for the Portfolio.


SVS VENTURE VALUE PORTFOLIO -seeks long-term capital growth. Davis Selected Advisors is the sub-adviser for the Portfolio.



- "Standard & Poor's(R)," "S&P(R)" "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Zurich Scudder Investments, Inc. The SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Additional information may be found in the fund's Statement of Additional Information.


Certain Underlying Portfolios have investment objectives and/or policies similar to those of other Underlying

Portfolios. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Portfolio prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

If there is a material change in the investment policy of a Sub-Account or the Underlying Portfolio in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                             PERFORMANCE INFORMATION

This Contract was first offered to the public in 2001. However, in order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence (Tables 1) and (2) the periods that the Underlying Portfolios have been in existence (Tables 2). Performance results in the Tables reflect the applicable deductions for the Contract fee, Sub-Account charges and Underlying Portfolio charges under this Contract and also assume that the Contract is surrendered at the end of the applicable period. The Tables do not include optional Rider Charges. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. All performance tables referenced in this section may be found in the SAI.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Scudder Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the Scudder Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Quotations of average annual total return as shown in the Tables are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 0.55%, the effect of the $35 annual Contract fee ($30 Contract fee for First Allmerica), and the Underlying Portfolio charges which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of any optional Rider charges.

For more detailed information about these performance calculations, including actual formulas, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to:

     (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

     (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

     (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                  DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE

A.   PAYMENTS

The latest Issue Date is age 90 of the oldest Owner or, if the Owner is not a natural person, the oldest Annuitant. The Company will issue a Contract when its underwriting requirements are met. These requirements include receipt of the initial payment and allocation instructions by the Company at its Principal Office and may include the proper completion of an application; however, where permitted by law, the Company may issue a Contract without completion of an application. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements.

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to the death of an Owner, subject to certain minimums:

     -   Currently the initial payment must be at least $10,000.

     -   Each subsequent payment must be at least $100.

     - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Scudder Money Market Portfolio.

Payments are to be made payable to the Company. The Company may reduce a payment by any applicable premium tax before applying it to the Contract. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. The allocation instructions for the initial net payment will serve as the allocation instructions for all future payments. You can change the allocation instructions for future payments by notifying the Company.

You also have the option of specifying how a specific payment should be allocated. This will not change the allocation instructions for any subsequent payment.

For a discussion of future payments to an Automatic Transfer Program (Dollar Cost Averaging), please see "Automatic Transfers (Dollar Cost Averaging)" below.

The Owner may change allocation instructions by written or telephone request. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

B.   COMPUTATION OF VALUES

The Owner may allocate payments among the Sub-Accounts, Guarantee Period Accounts, and the Fixed Account. Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by:

     (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date,

     (2) adding together the values of each Sub-Account, and

     (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

THE ACCUMULATION UNIT. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Portfolios. The value of an Accumulation Unit was arbitrarily set at $1.00 on the first Valuation Date for each Sub-Account.

NET INVESTMENT FACTOR. The net investment factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result (which may be positive or negative) from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

     (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

     (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

     (3) is a charge for mortality and expense risks equal to 0.40% on an annual basis of the daily value of the Sub-Account's assets; and

     (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.

C.   RIGHT TO CANCEL

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by law) and receive a refund. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

In most states, the Company will pay the Owner the Contract's Accumulated Value adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any amounts deducted for taxes, charges or fees. However, if the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the Company will provide a refund equal to your gross payment(s). In some states, the refund may equal the greater of
(a) your gross payment(s) or (b) the Accumulated Value adjusted for any Market Value Adjustment, plus any amounts deducted for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.

D.   TRANSFER PRIVILEGE

Prior to the Annuity Date, the Owner may transfer amounts among investment options at any time upon written or telephone request to the Company. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Scudder Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. The first automatic transfer or rebalancing under an Asset Allocation Model Reallocation program, Automatic Transfers (Dollar Cost Averaging) program, or Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

The Contracts are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Portfolio. These and similar activities may be disruptive to the Underlying Portfolios, and may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Portfolios, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.

ASSET ALLOCATION MODEL REALLOCATIONS. If an Owner elects to follow an asset allocation strategy, the Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties that provide recommendations as to such allocation strategies. However, the Company does not engage any third parties to offer investment allocation services of any type under this Contract, does not endorse or review any investment allocation recommendations made by such third parties and is not responsible for the investment allocations and transfers transacted on the Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING). You may elect automatic transfers of a predetermined dollar amount on a periodic basis from either the Fixed Account, the Sub-Account investing in the Scudder Money Market Portfolio or the Sub-Account investing in the Scudder Government Securities Portfolio (the "source accounts") to one or more of the available Sub-Accounts. You may elect these automatic transfers to one or more Sub-Accounts, subject to the following:

     -   the predetermined dollar amount may not be less than $100;

     - the periodic basis may be monthly, quarterly, semi-annually or annually;

     - automatic transfers may not be made into the selected source account, Fixed Account, or the Guarantee Period Accounts; and

     - if an automatic transfer would reduce the balance in the source account(s) to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts.

Automatic transfers from a particular source account will continue until the earlier of:

     -   the amount in the source account on a transfer date is zero; or

     -   the Owner's request to terminate the option is received by the Company.

If additional amounts are allocated to a source account before its balance has fallen to zero, those additional amounts will also be automatically transferred. The original automatic transfer allocations will apply to all amounts in that source accounts unless you provide new allocation instructions. New allocation instructions will apply to the entire balance in the source account. If additional amounts are allocated to a source account after its balance has fallen to zero, automatic transfers will not begin again unless you specifically notify the Company to do so.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account when it is being used as the source account from which to process automatic transfers. For more information see "Enhanced Automatic Transfer (Dollar Cost Averaging) Program" in the SAI.

AUTOMATIC ACCOUNT REBALANCING. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with his/her specified percentage allocations. As frequently as elected by the Owner, the Company will review the percentage allocations in the Underlying Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.

Automatic Account Rebalancing will continue until (1) the Owner's request to terminate or change the option is received by the Company or (2) the end date designated by the Owner when the option was elected. If a subsequent payment is allocated in a manner different from the percentage allocation mix in effect on the date the payment is received, on the next scheduled rebalancing date the payment will be reallocated in accordance with the existing mix.

Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date. The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice.

E.   SURRENDER AND WITHDRAWALS

Before the Annuity Date, an Owner may surrender the Contract for its Surrender Value or withdraw a portion of its Accumulated Value. In the case of surrender, the Owner must send the Contract and a signed written request for surrender, satisfactory to the Company, to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation
Date on which the request and the Contract are received at the Principal Office.

In the case of a withdrawal, the Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount and the investment options from which such amount is to be withdrawn. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn. Each withdrawal must be a minimum of $100 and the Accumulated Value of the Contract may not be reduced to less than $1,000.

A Contract fee may apply when a withdrawal is made or a Contract is surrendered. See CHARGES AND DEDUCTIONS. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Any distribution is normally payable within seven days following the Company's receipt of the surrender or withdrawal request. The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which:

     - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

     -   the SEC has by order permitted such suspension; or

     - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

For important tax consequences, which may result from surrender or withdrawals, see FEDERAL TAX CONSIDERATIONS.

For information about Withdrawals after the Annuity Date, see "F. Withdrawals After the Annuity Date" under ANNUITIZATION -- THE PAYOUT PHASE.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually). Systematic withdrawals from Guarantee Period Accounts are not available. The Owner may request:

     - the withdrawal of a SPECIFIC DOLLAR AMOUNT and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account; or

     - the withdrawal of a SPECIFIC PERCENTAGE of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account.

The first withdrawal will take place on the latest of 15 days after the Issue Date, the date the written request is received at the Principal Office, or on a date specified by the Owner.

The minimum amount of each automatic withdrawal is $100 and the Accumulated Value of the Contract may not be reduced to less than $1,000. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. (For Qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only.) Each calendar year prior to the Annuity Date, an Owner may elect to make a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

If an Owner elects the Company's LED option, in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge, based on the Owner's life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one). The denominator of the fraction will be either:

     - the remaining life expectancy of the Owner (or Owner and beneficiary), as determined annually by the Company; or

     -   the prior year's life expectancy, minus one.

The resulting fraction, expressed as a percentage, is then applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may choose to have the applicable life expectancy redetermined each year or use the prior year's life expectancy, minus one. Under the Company's LED option, the amount withdrawn from the Contract changes each year.

The Owner may elect periodic LED distributions on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. The Owner may terminate the LED option at any time. The LED option will terminate automatically on the latest possible Annuity Date permitted under the Contract, at which time an annuity payout option must be selected.

The LED option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). The withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "C. Taxation of the Contract in General" under FEDERAL TAX CONSIDERATIONS.

F.   DEATH BENEFIT

A death benefit is payable if the Owner or the first of Joint Owners dies prior to the Annuity Date. If the Owner is a natural person, no death benefit is payable at the death of any Annuitant. If the Owner is not a natural person, a death benefit will be paid upon the death of any Annuitant. A spousal beneficiary may elect to continue the Contract rather than receive the death benefit as provided under "G. The Spouse of the Owner as Beneficiary."

STANDARD DEATH BENEFIT. Unless an enhanced death benefit is elected at issue, the standard death benefit will be paid. The standard death benefit is equal to the greater of (a) the Contract's Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment or (b) gross payments prior to the date of death, proportionately reduced to reflect withdrawals.

For each withdrawal under (b) the proportionate reduction is calculated by multiplying the standard death benefit immediately prior to the withdrawal by the following fraction:

                            Amount of the withdrawal
       -----------------------------------------------------------------
             Accumulated Value immediately prior to the withdrawal

OPTIONAL ENHANCED DEATH BENEFIT RIDER. When applying for the Contract, an Owner may elect the optional 5% Enhanced Death Benefit With Annual Step-Up Rider. A separate charge for this Rider is made against the Contract's Accumulated Value on the last day of each Contract month for the coverage provided during that month and, if applicable, on the date the Rider is terminated. The charge is made through a pro-rata reduction (based on relative values) of Accumulation Units in the Sub-Accounts and dollar amounts in the Fixed and Guarantee Period Accounts. For specific charges and more detail, see "C. Optional Rider Charge" under CHARGES AND DEDUCTIONS.

The 5% Enhanced Death Benefit With Annual Step-Up Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The calculation of the death benefit depends upon whether death occurs before or after the 90th birthday.

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit is equal to the GREATEST of:

     (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment;

     (b) gross payments, accumulated daily at an effective annual yield of 5% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals (in New York, the 5% is not available; therefore (b) equals gross payments proportionately reduced to reflect withdrawals); or

     (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

     (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

     (b) the death benefit, as calculated under Section I, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

Proportionate reductions are calculated in the same manner as described above under "Standard Death Benefit."

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum upon receipt of due proof of death at the Principal Office, unless the Owner has elected to apply the proceeds to a life annuity not extending beyond the beneficiary's life expectancy. Instead of payment in one sum, the beneficiary may, by written request, elect to:

     (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

     (2) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning within one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Scudder Money Market Sub-Account. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the Scudder Money Market Sub-Account. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

G.   THE SPOUSE OF THE OWNER AS BENEFICIARY

If the sole beneficiary is the deceased Owner's spouse, he or she may, by written request, continue the Contract rather than receiving payment of the death benefit. The spouse will then become the Owner and Annuitant subject to the following:

     (1) any value in the Guarantee Period Accounts will be transferred to the Scudder Money Market Sub-Account; and

     (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Scudder Money Market Sub-Account.

The new Owner may also make additional payments. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of the new Owner, if named as beneficiary, will not be entitled to continue the Contract when the new Owner dies.

H.   ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and prior to the death of an Owner (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

                        ANNUITIZATION -- THE PAYOUT PHASE

Subject to certain restrictions discussed below, at annuitization the Owner has the right:

     - to select the annuity payout option under which annuity benefit payments are to be made;

     - to determine whether those payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. If a variable annuity payout option is selected, the Owner must choose an Annuity Benefit Payment Change Frequency ("Change Frequency") and the date the first Change Frequency will occur; and

     - to select one of the available Assumed Investment Returns ("AIR") for a variable option (see "D. Variable Annuity Benefit Payments" below for details).

A.   ELECTING THE ANNUITY DATE

Generally, annuity benefit payments under the Contract will begin on the Annuity Date. The Annuity Date:

     -   may not be earlier than the first Contract Anniversary; and

     - must occur on the first day of any month before the Owner's 99th birthday.

If the Owner does not select an Annuity Date, the Annuity Date will be the later of (a) the Owner's age 85 or (b) one year after the Issue Date.

If there are Joint Owners, the age of the younger will determine the latest possible Annuity Date. The Owner may elect to change the Annuity Date by sending a written request to the Principal Office at least one month before the earlier of the new Annuity Date or the currently scheduled date.

If the Annuity Date occurs when the Owner is at an advanced age, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and/or the terms of qualified plans may impose limitations on the age at which annuity benefit payments may commence and the type of annuity payout option that may be elected. The Owner should carefully review the Annuity Date and the annuity payout options with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

B.   CHOOSING THE ANNUITY PAYOUT OPTION

Regardless of how payments were allocated during the accumulation phase, the Owner may choose a variable annuity payout option, a fixed annuity payout option or a combination fixed and variable annuity payout option. Currently, all of the variable annuity payout options described below are available and may be funded through all of the variable Sub-Accounts. In addition, each of the variable annuity payout options is also available on a fixed basis. The Company may offer other annuity payout options.

The Owner may change the annuity payout option up to one month before the Annuity Date. If the Owner fails to choose an annuity payout option, monthly benefit payments will be made under a variable Life with Cash Back annuity payout option.

The annuity payout option selected must result in an initial payment of at least $100 (a lower amount may be required in certain jurisdictions.) The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment may be made.

FIXED ANNUITY PAYOUT OPTIONS. If the Owner selects a fixed annuity payout option, each monthly annuity benefit payment will be equal to the first (unless a withdrawal is made or as otherwise described under certain reduced survivor annuity benefits.) Any portion of the Contract's Accumulated Value converted to a fixed annuity will be held in the Company's General Account. The Contract provides guaranteed fixed annuity rates that determine the dollar amount of the first payment under each form of fixed annuity for each $1,000 of applied value. These rates are based on the Annuity 2000 Mortality Table and a 3% AIR. The Company may offer annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. For more specific information about fixed annuity payout options, see the Contract.

VARIABLE ANNUITY PAYOUT OPTIONS. If the Owner selects a variable annuity payout option, he/she will receive monthly payments equal to the value of the fixed number of Annuity Units in the chosen Sub-Account(s). The first variable annuity benefit payment will be based on the current annuity option rates made available by the Company at the time the variable annuity payout option is selected. Annuity option rates determine the dollar amount of the first payment for each $1,000 of applied value. The annuity option rates are based on the Annuity 2000 Mortality Table and a 3% AIR.

Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of each monthly annuity benefit payment will usually vary. However, under this Contract, if the Owner elects a variable payout option, he or she must also select a monthly, quarterly, semi-annual or annual Change Frequency. The Change Frequency is the frequency that changes resulting from the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity benefit payment. As such, the Change Frequency chosen will determine how frequently monthly variable annuity payments will vary. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

At the time the Change Frequency is elected, the Owner must also select the date the first change is to occur. This date may not be later than the length of the Change Frequency elected. For example, if a semi-annual Change Frequency is elected, the date of the first change may not be later than six months after the Annuity Date. If a quarterly Change Frequency is elected, the date of the first change may not be later than three months after the Annuity Date.

C.   DESCRIPTION OF ANNUITY PAYOUT OPTIONS

The Company currently provides the following annuity payout options:

LIFE ANNUITY PAYOUT OPTION
--------------------------

     - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Payments cease with the last annuity benefit payment due prior to the Annuitant's death.

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments will continue for the remaining lifetime of the survivor at a previously elected level of 100%, two-thirds or one-half of the total number of Annuity Units.

LIFE WITH PERIOD CERTAIN ANNUITY PAYOUT OPTION
----------------------------------------------

     - SINGLE LIFE ANNUITY -- Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments guaranteed for a specified number of years and continuing during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

LIFE WITH CASH BACK ANNUITY PAYOUT OPTION
-----------------------------------------

     - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. At the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

PERIOD CERTAIN ANNUITY PAYOUT OPTION
------------------------------------

Monthly annuity benefit payments for a chosen number of years ranging from five to thirty or any other period currently offered by the Company are paid. If the Annuitant dies before the end of the period, remaining payments will continue. The period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.

D.   VARIABLE ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity payout option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit of a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

     (1) a discount factor equivalent to the AIR; and

     (2) the Net Investment Factor of the Sub-Account funding the annuity benefit payments for the applicable Valuation Period.

Annuity benefit payments will increase from one payment date to the next if the annualized net rate of return during that period is greater than the AIR and will decrease if the annualized net rate of return is less than the AIR. Where permitted by law, the Owner may select an AIR of 3%, 5% or 7%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR and will decrease more rapidly during periods when investment performance is less than the AIR.

DETERMINATION OF THE FIRST ANNUITY BENEFIT PAYMENT. The amount of the first periodic variable annuity benefit payment depends on the:

     -   annuity payout option chosen;

     -   length of the annuity payout option elected;

     -   age of the Annuitant;

     -   gender of the Annuitant (if applicable, see "H. NORRIS Decision");

     -   value of the amount applied under the annuity payout option;

     - applicable annuity option rates based on the Annuity 2000 Mortality Table; and

     -   AIR selected.

The dollar amount of the first periodic annuity benefit payment is determined by multiplying:

     (1) the Accumulated Value applied under that option after application of any Market Value Adjustment and less premium tax, if any, (or the amount of the death benefit, if applicable) divided by $1,000, by

     (2) the applicable amount of the first monthly payment per $1,000 of value.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. The number of Annuity Units remains fixed under all annuity payout options (except for the survivor annuity benefit payment under the joint and two-thirds or joint and one-half option) unless the Owner transfers among Sub-Accounts, makes a withdrawal, or units are split.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. The dollar amount of each periodic variable annuity benefit payment after the first will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Account(s).

For an illustration of the calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

PAYMENT OF ANNUITY BENEFIT PAYMENTS. The Owner will receive the annuity benefit payments unless he/she requests in writing that payments be made to another person, persons, or entity. If the Owner (or, if there are Joint Owners, the surviving Joint Owner) dies on or after the Annuity Date, the beneficiary will become the Owner of the Contract. Any remaining annuity benefit payments will continue to the beneficiary in accordance with the terms of the annuity benefit payment option selected. If there are Joint Owners on or after the Annuity Date, upon the first Owner's death, any remaining annuity benefit payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit payment option selected.

If an Annuitant dies on or after the Annuity Date but before all guaranteed annuity benefit payments have been made, any remaining payments will continue to be paid to the Owner or the payee designated by the Owner. Unless otherwise indicated by the Owner, the present value of any remaining guaranteed annuity benefit payments may be paid in a single sum to the Owner. For discussion of present value calculation, see "Calculation of Present Value" below.

E.   TRANSFERS OF ANNUITY UNITS

After the Annuity Date and prior to the death of the Annuitant, the Owner may transfer among the available Sub-Accounts upon written or telephone request to the Company. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Value next computed after receipt of the transfer request.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers.

Automatic transfers (Automatic Account Rebalancing) are available during the annuitization phase subject to the same rules described in "D. Transfer Privilege."

The Contracts are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Portfolio. These and similar activities may be disruptive to the Underlying Portfolios, and may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Portfolios, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.

F.   WITHDRAWALS AFTER THE ANNUITY DATE

WITHDRAWALS AFTER THE ANNUITY DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT YOUR TAX ADVISOR AND SEE "C. TAXATION OF THE CONTRACT IN GENERAL -- WITHDRAWALS AFTER ANNUITIZATION" UNDER FEDERAL TAX CONSIDERATIONS.

After the Annuity Date and prior to the death of the Annuitant, the Owner may take withdrawals from the Contract. The Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount of the withdrawal. The minimum amount of a withdrawal is $1,000. If the amount requested is greater than the maximum amount that may be withdrawn at that time, the Company will allow the withdrawal only up to the maximum amount.

The type of withdrawal and the number of withdrawals that may be made each calendar year depend upon whether the Owner annuitizes under a life annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option).

WITHDRAWALS UNDER LIFE ANNUITY PAYOUT OPTIONS
---------------------------------------------

The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

WITHDRAWALS UNDER LIFE WITH PERIOD CERTAIN OR LIFE WITH CASH BACK ANNUITY PAYOUT
--------------------------------------------------------------------------------
OPTIONS
-------

The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

The Owner may make one Present Value Withdrawal in each calendar year, if there are remaining GUARANTEED annuity benefit payments. The amount of each Present Value Withdrawal represents a percentage of the present value of the remaining guaranteed annuity benefit payments. Each year a Present Value Withdrawal is taken, the Company records the percentage of the present value of the then remaining guaranteed annuity benefit payments that was withdrawn. The total percentage withdrawn over the life of the Contract cannot exceed 75%. This means that each Present Value Withdrawal is limited by the REMAINING AVAILABLE PERCENTAGE. (For example, assume that in year three the Owner withdraws 15% of the then current present value of the remaining guaranteed annuity benefit payments. In year seven, the Owner withdraws 20% of the then present value of the remaining guaranteed number of annuity benefit payments. Through year seven the total percentage withdrawn is 35%. After year seven, the Owner may make Present Value Withdrawal(s) of up to 40% (75% - 35%) of the present value of any remaining guaranteed annuity benefit payments).

Under a Life with Period Certain annuity payout option or Life with Cash Back annuity payout option, if the Annuitant is still living after the guaranteed annuity benefit payments have been made, the number of Annuity Units or dollar amount applied to future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," below.

WITHDRAWALS UNDER PERIOD CERTAIN ANNUITY PAYOUT OPTIONS
-------------------------------------------------------

The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity benefit payments. Withdrawal of 100% of the present value of the guaranteed annuity benefit payments will result in termination of the Contract.

The amount of each Payment Withdrawal or Present Value Withdrawal represents a portion of the present value of the remaining annuity benefit payments or remaining guaranteed annuity benefit payments, respectively, and proportionately reduces the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option) applied to future annuity benefit payments. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See "Calculation of Proportionate Reduction," below.

CALCULATION OF PROPORTIONATE REDUCTION. Each Payment Withdrawal proportionately reduces the number of Annuity Units applied to each future variable annuity benefit payment or the dollar amount applied to each future fixed annuity benefit payment. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future GUARANTEED variable annuity benefit payment or the dollar amount applied to each future GUARANTEED fixed annuity benefit payment. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

- PAYMENT WITHDRAWALS. Payment Withdrawals are available under Life, Life with Period Certain, or Life with Cash Back annuity payout options. The Owner may make one Payment Withdrawal in each calendar year.

     Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                     Amount of the variable withdrawal
      ----------------------------------------------------------------
          Present value of all remaining variable annuity benefit
               payments immediately prior to the withdrawal

     Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

     Under a fixed annuity payout option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity benefit payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining fixed annuity benefit payments.

- PRESENT VALUE WITHDRAWALS. Present Value Withdrawals are available under Life with Period Certain or Life with Cash Back annuity payout options (the Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity benefit payments) and under Period Certain annuity payout options (the Owner may make multiple Present Value Withdrawals in each calendar year).

     Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity benefit payment

     (determined immediately prior to the withdrawal) by the following fraction:

                     Amount of the variable withdrawal
      ----------------------------------------------------------------
          Present value of remaining guaranteed variable annuity
           benefit payments immediately prior to the withdrawal

Under a fixed annuity payout option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity benefit payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity benefit payments.

Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity benefit payments with respect to the guaranteed payments. Under a fixed annuity payout option, the proportionate reduction will result in lower fixed annuity benefit payments with respect to the guaranteed payments. However, under a Life with Period Certain annuity payout option or Life with Cash Back annuity payout option, if the Annuitant is still living after the guaranteed number of annuity benefit payments has been made, the number of Annuity Units or dollar amount of future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place.

CALCULATION OF PRESENT VALUE. When a withdrawal is taken, the present value of future annuity benefit payments is calculated based on an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable annuity payout option) or the interest rate (for a fixed annuity payout option) that was used at the time of annuitization to determine the annuity benefit payments.

For each Payment Withdrawal, the number of years of annuity benefit payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table).

Carefully consider the following before making a withdrawal (especially if you are making the withdrawal under a Life with Period Certain or Life with Cash Back annuity payout option):

     - For a Payment Withdrawal, the present value calculation (including any applicable adjustments) affects the proportionate reduction of the remaining number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), applied to each future annuity benefit payment, as explained in "Calculation of Proportionate Reduction -- Payment Withdrawals," above. There will be a proportionate reduction in the number of Annuity Units or the dollar amount applied to each future annuity benefit payment. This will result in lower future annuity benefit payments, all other things being equal.

     - For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. There will be a proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity benefit payment. This will result in lower future annuity benefit payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," above.

For examples comparing a Payment Withdrawal and a Present Value Withdrawal, see APPENDIX C -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS.

DEFERRAL OF WITHDRAWALS. A withdrawal is normally payable within seven days following the Company's receipt of the withdrawal request. However, the Company reserves the right to defer withdrawals of amounts in each Sub-Account in any period during which:

     - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

     -   the SEC has by order permitted such suspension; or

     - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer withdrawals of amounts allocated to the Company's General Account for a period not to exceed six months.

G.   REVERSAL OF ANNUITIZATION

The Owner may reverse the decision to annuitize by written request to the Company within 90 days of the Annuity Date. Upon receipt of such request, the Company will return the Contract to the Accumulation Phase, subject to the following:

     (1) The value applied under a fixed annuity payout option at the time of annuitization will be treated as if it had been invested in the Fixed Account of the Contract on that same date.

     (2) The Sub-Account allocations that were in effect at the time of annuitization will first be used for calculating the reversal. Any transfers between variable Sub-Accounts during the Annuity Payout phase will then be treated as transfers during the Accumulation Phase. (As a result, the Contract's Accumulated Value after the reversal will reflect the same Sub-Account allocations that were in effect immediately prior to the reversal).

     (3) Any annuity benefit payments paid and any withdrawals taken during the Annuity Payout phase will be treated as a withdrawal of the Surrender Value in the Accumulation Phase, as of the date of the payment or withdrawal. There may be adverse tax consequences resulting from these withdrawals. See "C. Taxation of the Contract in General" under FEDERAL TAX CONSIDERATIONS.

If the Company learns of the Owner's decision to reverse annuitization after the latest possible Annuity Date permitted under the Contract, the Company will contact the Owner. The Owner must then immediately select an annuity payout option (either the original annuity payout option or a different annuity payout option). If the Owner does not select an annuity payout option, payments will begin under a variable Life with Cash Back annuity payout option.

H.   NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity payout options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the prospectuses and SAIs of the Underlying Portfolios.

A.   VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The mortality and expense risk charge is assessed daily at an annual rate of 0.40% of each Sub-Account's assets. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

This charge may not be increased. Since mortality and expense risks involve future contingencies that are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily Administrative Expense Charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity payout phase and may not be increased. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "B. Contract Fee") and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Underlying Portfolios.

B.   CONTRACT FEE

A $35 Contract fee (a lower fee may apply in some states) currently is deducted during the accumulation phase, on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $75,000.

Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage that the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the portion of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the Issue Date, either the Owner or the Annuitant is within the following class of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries, officers, directors, trustees and employees of any of the Underlying Portfolios; investment managers or sub-advisers of the Underlying Portfolios; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

C.   OPTIONAL RIDER CHARGE

Subject to state availability, the Company offers a rider that is available if elected by the Owner at issue. A separate monthly charge is made for the Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

The applicable charge for the Rider is equal to the Accumulated Value on the last day of each Contract month, multiplied by 1/12th of the following annual percentage rate:

  5% Enhanced Death Benefit With Annual Step-Up........................   0.25%

For a description of the Rider, see "Optional Enhanced Death Benefit Rider" under "F. Death Benefit," DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE, above.

D.   PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

     1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for a Contract at the time payments are received); or

     2.  the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.

E.   TRANSFER CHARGE

The Company currently does not assess a charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of a transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "D. Transfer Privilege" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and "E. Transfers of Annuity Units" under ANNUITIZATION -- THE PAYOUT PHASE.

                            GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the 1933 Act or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of its Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%. The Guarantee Period Accounts are not available in all states.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Scudder Money Market Sub-Account. The Owner may allocate amounts to any of the Guarantee Periods available.


At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company, without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration at the then current rate unless (1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) unless the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Scudder Money Market Sub-Account. Where amounts have been renewed automatically in a new Guarantee Period, the Company will give the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment.


MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "F. Death Benefit." No Market Value Adjustment applies to amounts deducted for Contract fees or Rider charges. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                             [(1+i)/(1+j)]n/365 - 1

    where:             i   is the Guaranteed Interest Rate expressed as a
                           decimal for example: (3% = 0.03) being credited to the current Guarantee Period;

                        j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

                        n is the number of days remaining from the Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3%. The amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX B -- THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the entire initial payment. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender and Withdrawals" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals unless made at the end of the Guarantee Period; and
(2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted from or added to the amount withdrawn.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

A.   GENERAL

THE COMPANY. The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account was a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

DIVERSIFICATION REQUIREMENTS. The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Contract will not be treated as an annuity contract, and therefore the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Underlying Portfolios will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

INVESTOR CONTROL. In order for a variable annuity contract to qualify for tax deferral, the Company, and not the variable contract owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity contract owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity contract owner may be considered the owner of segregated account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account. This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company therefore additionally reserves the right to modify the Contract as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

B.   QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 408 or 408A of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see "E. Individual Retirement Annuities" below.

C.   TAXATION OF THE CONTRACT IN GENERAL

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Nonnatural Owner" below), be considered an annuity contract under Section 72 of the Code. Please note, however, if the Owner chooses an Annuity Date beyond the Owner's 85th birthday, it is possible that the Contract may not be considered an annuity for tax purposes, and therefore, the Owner will be taxed on the annual increase in Accumulated Value. The Owner should consult tax and financial advisors for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

WITHDRAWALS AFTER ANNUITIZATION. A withdrawal from a qualified or non-qualified contract may create significant adverse tax consequences. It is possible that the Internal Revenue Service may take the view that when withdrawals (other than annuity payments) are taken during the annuity payout phase of the Contract, all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts may be taxable to the recipient without regard to the Owner's investment in the Contract or any investment gain that might be present in the current Annuity Value.

For example, assume that a Contract owner with Accumulated Value of $100,000 of which $90,000 is comprised of investment in the Contract and $10,000 is investment gain, makes a withdrawal of $20,000 during the annuity payout phase. Under this view, the Contract owner would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age
59 1/2, additional tax penalties may also apply.

OWNERS OF QUALIFIED AND NON-QUALIFIED CONTRACTS SHOULD CONSIDER CAREFULLY THE TAX IMPLICATIONS OF ANY WITHDRAWAL REQUESTS AND THEIR NEED FOR CONTRACT FUNDS PRIOR TO THE EXERCISE OF THE WITHDRAWAL RIGHT. CONTRACT OWNERS SHOULD ALSO CONTACT THEIR TAX ADVISER PRIOR TO MAKING WITHDRAWALS.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments begin under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the annuitant dies before cost basis is recovered, a deduction for the difference is allowed on the Owner's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals:

     -   taken on or after age 59 1/2; or

     - if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code); or

     -   in the case of the Owner's "total disability" (as defined in the Code);
         or

     - irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee.

The requirement of "substantially equal" periodic payments is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement is also met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the later of the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy, and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after

February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under Section 72 as well.

D.   TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

E.   INDIVIDUAL RETIREMENT ANNUITIES

Federal income taxation of assets held inside an individual retirement annuity and of earnings on those assets is deferred until distribution of plan benefits begin. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in the Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your individual retirement annuity.

Sections 408 and 408A of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "C. Right to Cancel."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Portfolios. At least annually, but possibly as frequently as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Portfolio no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Portfolios also are issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Underlying Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company, and the Underlying Portfolios do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees of the Underlying Portfolios intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

     (1) transfer assets from the Variable Account or Sub-Account to another of the Company's variable accounts or sub-accounts having assets of the same class,

     (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

     (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

     (4) to substitute the shares of any other registered investment company for the Portfolio shares held by a Sub-Account, in the event that Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Portfolio shares is inappropriate in view of the purpose of the Sub-Account,

     (5) to change the methodology for determining the net investment factor,

     (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described be made without notice to Owners in accordance with the 1940 Act, and

     (7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                    CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation (or any laws, regulations or rules of any jurisdiction in which the Company is doing business), including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. Owners will be given written notice of such changes.

                                  VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Sub-Account in accordance with instructions received from Owners. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner may cast will be determined by the Company as of the record date established by the Underlying Portfolio. During the accumulation period, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Portfolio share. During the annuity payout phase, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the reserve held in each Sub-Account for the Owner's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Owner's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities and Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. ("NASD"). The Contract also is offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contracts. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, a member of the NASD and an indirectly wholly owned subsidiary of First Allmerica.

The Company does not pay commissions to broker-dealers which sell the Contract. However, an independent broker-dealer may assess an advisory fee as compensation for his or her services. To the extent permitted by NASD rules, promotional incentives or payments may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the cost of promotional and other sales expenses through profits from the Company's General Account, which may include amounts derived from mortality and risk charges.

Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-782-8380.

                                  LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                               FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% annually compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

SALES RESTRICTIONS. Certain states may impose restrictions on payments and transfers to the Fixed Account.

                                   APPENDIX B
                           THE MARKET VALUE ADJUSTMENT

MARKET VALUE ADJUSTMENT

                                         n/365
The market value factor is: [(1+i)/(1+j)]       - 1

The following examples assume:

         1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

         2. The date of surrender is seven years (2,555 days) from the expiration date.

         3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

         4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

         5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)*
--------------------------------------------

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

                                                         n/365
             The market value factor   =   [(1+i)/(1+j)]       - 1
                                                            2555/365
                                       =   [(1+.08)/(1+.10)]          - 1
                                                  7
                                       =   (.98182)  - 1 = - 1.12054

         The market value adjustment   =   the market value factor multiplied
                                           by the withdrawal
                                       =   - 1.12054 x $62,985.60
                                       =   - $7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)*
--------------------------------------------

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

                                                        n/365
             The market value factor   =   [(1+i)/(1+j)]       - 1
                                                            2555/365
                                       =   [(1+.08)/(1+.07)]          - 1
                                                     7
                                       =   (1.00935)   - 1
                                       =   .06728

         The market value adjustment   =   the market value factor multiplied
                                           by the withdrawal
                                       =   .06728 x $62,985.60
                                       =   $4,237.90

*Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)*
------------------------------------------

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

                                                        n/365
             The market value factor   =   [(1+i)/(1+j)]       - 1
                                                            2555/365
                                       =   [(1+.08)/(1+.11)]         - 1
                                                   7
                                       =   (.97297)  - 1

                                       =   -.17454


         The market value adjustment   =   Minimum of the market value factor
                                           multiplied by the withdrawal or the
                                           negative of the excess interest
                                           earned over 3%
                                       =   Maximum (-.17454 x $62,985.60 or -$8,349.25)
                                       =   Maximum (-$10,992.38 or -$8,349.25)
                                       =   -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)*
------------------------------------------

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05

                                                        n/365
             The market value factor   =   [(1+i)/(1+j)]       - 1
                                                            2555/365
                                       =   [(1+.08)/(1+.05)]         - 1
                                                    7
                                       =   (1.02857)  - 1 = .21798
         The market value adjustment   =   Minimum of the market value factor
                                           multiplied by the withdrawal or the
                                           excess interest earned over 3%
                                       =   Minimum of (.21798 x $62,985.60 or $8,349.25)
                                       =   Minimum of ($13,729.78 or $8,349.25)
                                       =   $8,349.25

*Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

                                   APPENDIX C
             EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS

Assume in the examples below that a 65-year-old male annuitizes his contract exactly two years after the Issue Date. The annuitization amount is $250,000. Further assume that he selects a variable Life with Period Certain annuity payout option of Single Life with Payments Guaranteed for 10 Years, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the Annuity Value purchases 1,370 Annuity Units and the first monthly annuity benefit payment is equal to $1,370. The following examples assume a net return of 8% (gross return of 8.65 %).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

        Annuity Units prior to withdrawal = 1,370
        Annuity Unit Value on the date of withdrawal = 1.39350
        Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

        Rate used in Present Value Determination = 3% (3% AIR)
        Present Value of Future Guaranteed Annuity Benefit Payments = $65,849.08

        Maximum Present Value Withdrawal Amount = $49,386.81 ($65,849.08 x 75%)

        Annuity Units after withdrawal = 342.50 (1,370 x (1 - (49,386.81/65,849.08)))
        Annuity Unit Value on the date of withdrawal = 1.39350
        Monthly Annuity Benefit Payment after withdrawal = $477.27

PAYMENT WITHDRAWALS

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

        Last Monthly Annuity Benefit Payment = $1,820.71
        Withdrawal Amount = $18,207.10 (10 x 1,820.71)

        Annuity Units prior to withdrawal = 1,370
        Annuity Unit Value on the date of withdrawal = 1.39350
        Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

        Rate used in Present Value Determination = 3% (3% AIR)
        Present Value of Future Annuity Benefit Payments = $268,826.18

        Annuity Units after withdrawal = 1,272.71 (1,370 x (1 - (18,207.10/268,826.18)))
        Annuity Unit Value on the date of withdrawal = 1.39350
        Monthly Annuity Benefit Payment after withdrawal = $1,779.80

                                   APPENDIX D
                         CONDENSED FINANCIAL INFORMATION
                 ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT KG

                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------
SUB-ACCOUNT                                              2000     1999      1998    1997     1996
-----------                                           --------- --------- -------- ------- --------
ALGER AMERICAN BALANCED PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.058    1.000      N/A     N/A      N/A
  End of Period ....................................     1.014    1.058      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    26,637        0      N/A     N/A      N/A
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.197    1.000      N/A     N/A      N/A
  End of Period ....................................     0.887    1.197      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    35,277    1,495      N/A     N/A      N/A
CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS
PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.000     N/A       N/A     N/A      N/A
  End of Period ....................................     0.748     N/A       N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................     1,256     N/A       N/A     N/A      N/A
CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE
CAPITAL PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.000     N/A       N/A     N/A      N/A
  End of Period ....................................     0.754     N/A       N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................     2,555     N/A       N/A     N/A      N/A
DEYFUS MIDCAP STOCK PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.080    1.000      N/A     N/A      N/A
  End of Period ....................................     1.153    1.080      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    20,310      516      N/A     N/A      N/A
DREYFUS SOCIALLY RESPONSIBLE GOWTH FUND
Unit Value:
  Beginning of Period ..............................     1.177    1.000      N/A     N/A      N/A
  End of Period ....................................     1.032    1.177      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................     8,187      878      N/A     N/A      N/A
INVESCO VIF UTILITIES FUND
Unit Values
  Beginning of Period ..............................       N/A     N/A       N/A     N/A      N/A
  End of Period ....................................       N/A     N/A       N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       N/A     N/A       N/A     N/A      N/A
SCUDDER 21ST CENTURY GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.000     N/A       N/A     N/A      N/A
  End of Period ....................................     0.784     N/A       N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................     5,228     N/A       N/A     N/A      N/A
SCUDDER CAPITAL GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.411    1.057     1.000    N/A      N/A
  End of Period ....................................     1.254    1.411     1.057    N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    44,215   30,553         0    N/A      N/A
SCUDDER GLOBAL DISCOVERY PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.563    1.057     1.000    N/A      N/A
  End of Period ....................................     1.459    1.563     1.057    N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    38,150   10,987         0    N/A      N/A
SCUDDER GROWTH AND INCOME PORTFOLIO
Unit Value:
  Beginning of Period ..............................     0.981    1.057     1.000    N/A      N/A
  End of Period ....................................     0.947    0.981     1.057    N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    39,552   34,413         0    N/A      N/A

                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------
SUB-ACCOUNT                                              2000     1999      1998    1997     1996
-----------                                           --------- --------- -------- ------- --------
SCUDDER HEALTH SCIENCES PORTFOLIO
Unit Value:
  Beginning of Period ..............................      N/A      N/A       N/A     N/A      N/A
  End of Period ....................................      N/A      N/A       N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A      N/A       N/A     N/A      N/A
SCUDDER INTERNATIONAL PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.501    1.057     1.000    N/A      N/A
  End of Period ....................................     1.159    1.501     1.057    N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    35,705   19,494         0    N/A      N/A
SCUDDER AGGRESSIVE GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.386    1.000      N/A     N/A      N/A
  End of Period ....................................     1.299    1.386      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    27,728    5,432      N/A     N/A      N/A
SCUDDER BLUE CHIP PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.532    1.241     1.105   1.000     N/A
  End of Period ....................................     1.392    1.532     1.241   1.105     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................   104,322   85,136    49,320  13,179     N/A
SCUDDER CONTRARIAN VALUE PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.387    1.566     1.332   1.036    1.000
  End of Period ....................................     1.588    1.387     1.566   1.332    1.036
Number of Units Outstanding at End of Period (in
thousands)..........................................    71,229   89,798    90,048  53,634      317
SCUDDER GLOBAL BLUE CHIP PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.235    1.057     1.000    N/A      N/A
  End of Period ....................................     1.177    1.235     1.057    N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    15,371    8,559         0    N/A      N/A
SCUDDER GOVERNMENT SECURITIES PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.118    1.126     1.067   0.993    1.000
  End of Period ....................................     1.223    1.118     1.126   1.067    0.993
Number of Units Outstanding at End of Period (in
thousands)..........................................    42,764   45,653    28,997   7,815      498
SCUDDER GROWTH PORTFOLIO
Unit Values
  Beginning of Period ..............................     1.828    1.352     1.191   0.995    1.000
  End of Period ....................................     1.459    1.828     1.352   1.191    0.995
Number of Units Outstanding at End of Period (in
thousands)..........................................    95,167   76,104    56,608  24,186      370
SCUDDER HIGH YIELD PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.132    1.124     1.123   1.020    1.000
  End of Period ....................................     1.019    1.132     1.124   1.123    1.020
Number of Units Outstanding at End of Period (in
thousands)..........................................   115,238  130,757   132,619  64,934      941
SCUDDER INTERNATIONAL RESEARCH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.715    1.194     1.100   1.019    1.000
  End of Period ....................................     1.345    1.715     1.194   1.100    1.019
Number of Units Outstanding at End of Period (in
thousands)..........................................    45,507   41,325    46,830  30,789      360
SCUDDER INVESTMENT GRADE BOND PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.109    1.148     1.079   1.003    1.000
  End of Period ....................................     1.201    1.109     1.148   1.079    1.003
Number of Units Outstanding at End of Period (in
thousands)..........................................    39,396   41,387    29,010   8,255       22
SCUDDER MONEY MARKET PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.116    1.080     1.042   1.004    1.000
  End of Period ....................................     1.168    1.116     1.080   1.042    1.004
Number of Units Outstanding at End of Period (in
thousands)..........................................    82,252   59,036    28,692  15,760    1,904

                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------
SUB-ACCOUNT                                              2000     1999      1998    1997     1996
-----------                                           --------- --------- -------- ------- --------
SCUDDER NEW EUROPE PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.016    1.057     1.000    N/A      N/A
  End of Period ....................................     0.940    1.016     1.057    N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................     7,628    4,224         0    N/A      N/A
SCUDDER SMALL CAP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     2.027    1.528     1.309   0.989    1.000
  End of Period ....................................     1.785    2.027     1.528   1.309    0.989
Number of Units Outstanding at End of Period (in
thousands)..........................................    51,239   37,457    34,993  16,339      210
SCUDDER SMALL CAP VALUE PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.089    1.074     1.227   1.022    1.000
  End of Period ....................................     1.117    1.089     1.074   1.227    1.022
Number of Units Outstanding at End of Period (in
thousands)..........................................    34,644   39,614    49,408  29,597      314
SCUDDER STRATEGIC INCOME PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.035    1.115     1.019   1.000     N/A
  End of Period ....................................     1.047    1.035     1.115   1.019     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................     3,951    3,483     2,760   1,317     N/A
SCUDDER TECHNOLOGY GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.761    1.000      N/A     N/A      N/A
  End of Period ....................................     1.361    1.761      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    89,808   31,063      N/A     N/A      N/A
SCUDDER TOTAL RETURN PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.496    1.321     1.164   0.984    1.000
  End of Period ....................................     1.436    1.496     1.321   1.164    0.984
Number of Units Outstanding at End of Period (in
thousands)..........................................   155,491  141,157    85,265  31,284      353
SVS DREMAN FINANCIAL SERVICES PORTFOLIO
Unit Value:
  Beginning of Period ..............................     0.907    1.057     1.000    N/A      N/A
  End of Period ....................................     1.136    0.907     1.057    N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    28,132   20,494         0    N/A      N/A
SVS DREMAN HIGH RETURN EQUITY PORTFOLIO
COMPANIES FUND
Unit Value:
  Beginning of Period ..............................     0.893    1.057     1.000    N/A      N/A
  End of Period ....................................     1.149    0.893     1.057    N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    75,998   78,707         0    N/A      N/A
SVS DYNAMIC GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................      N/A      N/A       N/A     N/A      N/A
  End of Period ....................................      N/A      N/A       N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A      N/A       N/A     N/A      N/A
SVS FOCUS VALUE+GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.652    1.438     1.213   0.981    1.000
  End of Period ....................................     1.565    1.652     1.438   1.213    0.981
Number of Units Outstanding at End of Period (in
thousands)..........................................    62,362   66,589    64,931  30,946      197
SVS FOCUSED LARGE CAP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.281    1.000      N/A     N/A      N/A
  End of Period ....................................     1.149    1.281      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    16,016      637      N/A     N/A      N/A
SVS GROWTH AND INCOME PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.147    1.000      N/A     N/A      N/A
  End of Period ....................................     1.027    1.147      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    62,660   10,483      N/A     N/A      N/A

                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------
SUB-ACCOUNT                                              2000     1999      1998    1997     1996
-----------                                           --------- --------- -------- ------- --------
SVS GROWTH OPPORTUNITIES PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.162    1.000      N/A     N/A      N/A
  End of Period ....................................     1.014    1.162      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    83,630   11,026      N/A     N/A      N/A
SVS INDEX 500 PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.090     1.000     N/A     N/A      N/A
  End of Period ....................................     0.968     1.090     N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................    52,751    17,600     N/A     N/A      N/A
SVS MID-CAP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................      N/A       N/A      N/A     N/A      N/A
  End of Period ....................................      N/A       N/A      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A       N/A      N/A     N/A      N/A
SVS STRATEGIC EQUITY PORTFOLIO
Unit Value:
  Beginning of Period ..............................      N/A       N/A      N/A     N/A      N/A
  End of Period ....................................      N/A       N/A      N/A     N/A      N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A       N/A      N/A     N/A      N/A
SVS VENTURE VALUE PORTFOLIO
Unit Value:
  Beginning of Period ..............................      N/A       N/A      N/A     N/A       N/A
  End of Period ....................................      N/A       N/A      N/A     N/A       N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A       N/A      N/A     N/A       N/A

                         CONDENSED FINANCIAL INFORMATION
                    FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT KG


                                                            YEAR ENDED DECEMBER 31,
                                                      ------------------------------------
SUB-ACCOUNT                                             2000      1999     1998     1997
-----------                                           --------- --------- -------- -------
ALGER AMERICAN BALANCED PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.058    1.000      N/A     N/A
  End of Period ....................................     1.014    1.058      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       419        2      N/A     N/A
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.197    1.000      N/A     N/A
  End of Period ....................................     0.887    1.197      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       395       24      N/A     N/A
CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS
PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.000     N/A       N/A     N/A
  End of Period ....................................     0.748     N/A       N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................        33     N/A       N/A     N/A
CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE
CAPITAL PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.000     N/A       N/A     N/A
  End of Period ....................................     0.754     N/A       N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................         8     N/A       N/A     N/A
DEYFUS MIDCAP STOCK PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.110    1.000      N/A     N/A
  End of Period ....................................     1.185    1.110      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       447    3.940      N/A     N/A
DREYFUS SOCIALLY RESPONSIBLE GOWTH FUND
Unit Value:
  Beginning of Period ..............................     1.173    1.000      N/A     N/A
  End of Period ....................................     1.029    1.173      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       701        2      N/A     N/A
INVESCO VIF UTILITIES FUND
Unit Values
  Beginning of Period ..............................      N/A      N/A       N/A     N/A
  End of Period ....................................      N/A      N/A       N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A      N/A       N/A     N/A
SCUDDER 21ST CENTURY GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.000     N/A       N/A     N/A
  End of Period ....................................     0.784     N/A       N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       128     N/A       N/A     N/A
SCUDDER CAPITAL GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.562    1.172     1.000    N/A
  End of Period ....................................     1.388    1.562     1.172    N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       805      848       143    N/A
SCUDDER GLOBAL DISCOVERY PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.412    1.000      N/A     N/A
  End of Period ....................................     1.318    1.412      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       290       57      N/A     N/A
SCUDDER GROWTH AND INCOME PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.153    1.103     1.000    N/A
  End of Period ....................................     1.113    1.153     1.103    N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       955      779       411    N/A
SCUDDER HEALTH SCIENCES PORTFOLIO
Unit Value:
  Beginning of Period ..............................      N/A      N/A       N/A     N/A
  End of Period ....................................      N/A      N/A       N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A      N/A       N/A     N/A

                                                            YEAR ENDED DECEMBER 31,
                                                      ------------------------------------
SUB-ACCOUNT                                             2000      1999     1998     1997
-----------                                           --------- --------- -------- -------
SCUDDER INTERNATIONAL PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.675    1.099     1.000    N/A
  End of Period ....................................     1.293    1.675     1.099    N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       584      327       201    N/A
SCUDDER AGGRESSIVE GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.386    1.000      N/A     N/A
  End of Period ....................................     1.299    1.386      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       435      119      N/A     N/A
SCUDDER BLUE CHIP PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.532    1.241     1.105   1.000
  End of Period ....................................     1.392    1.532     1.241   1.105
Number of Units Outstanding at End of Period (in
thousands)..........................................     3,822    2,885       931      43
SCUDDER CONTRARIAN VALUE PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.000    1.193     1.014   1.000
  End of Period ....................................     1.209    1.056     1.193   1.014
Number of Units Outstanding at End of Period (in
thousands)..........................................     1,740    1,769     1,914     174
SCUDDER GLOBAL BLUE CHIP PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.302    1.042     1.000    N/A
  End of Period ....................................     1.241    1.302     1.042    N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       709      302        50    N/A
SCUDDER GOVERNMENT SECURITIES PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.052    1.060     1.004   1.000
  End of Period ....................................     1.151    1.052     1.060   1.004
Number of Units Outstanding at End of Period (in
thousands)..........................................       650      696       971      21
SCUDDER GROWTH PORTFOLIO
Unit Values
  Beginning of Period ..............................     1.494    1.105     0.973   1.000
  End of Period ....................................     1.192    1.494     1.105   0.973
Number of Units Outstanding at End of Period (in
thousands)..........................................     1,806    1,323       512      16
SCUDDER HIGH YIELD PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.012    1.005     1.004   1.000
  End of Period ....................................     0.911    1.012     1.005   1.004
Number of Units Outstanding at End of Period (in
thousands)..........................................     2,433    2,786     2,121      75
SCUDDER INTERNATIONAL RESEARCH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.453    1.012     0.932   1.000
  End of Period ....................................     1.139    1.453     1.012   0.932
Number of Units Outstanding at End of Period (in
thousands)..........................................       656      545       377      48
SCUDDER INVESTMENT GRADE BOND PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.032    1.069     1.004   1.000
  End of Period ....................................     1.118    1.032     1.069   1.004
Number of Units Outstanding at End of Period (in
thousands)..........................................       885      643       404      21
SCUDDER MONEY MARKET PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.072    1.037     1.000   1.000
  End of Period ....................................     1.121    1.072     1.037   1.000
Number of Units Outstanding at End of Period (in
thousands)..........................................     1,886    2,322       772       5
SCUDDER NEW EUROPE PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.166    1.036     1.000    N/A
  End of Period ....................................     1.079    1.166     1.036    N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       468      196         5    N/A
SCUDDER SMALL CAP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.526    1.150     0.985   1.000
  End of Period ....................................     1.344    1.526     1.150   0.985
Number of Units Outstanding at End of Period (in
thousands)..........................................       741      498       232      18

                                                            YEAR ENDED DECEMBER 31,
                                                      ------------------------------------
SUB-ACCOUNT                                             2000      1999     1998     1997
-----------                                           --------- --------- -------- -------
SCUDDER SMALL CAP VALUE PORTFOLIO
Unit Value:
  Beginning of Period ..............................     0.890    0.878     1.003   1.000
  End of Period ....................................     0.913    0.890     0.878   1.003
Number of Units Outstanding at End of Period (in
thousands)..........................................       821      701       707      52
SCUDDER STRATEGIC INCOME PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.035    1.115     1.019   1.000
  End of Period ....................................     1.047    1.035     1.115   1.019
Number of Units Outstanding at End of Period (in
thousands)..........................................       114       55        26      11
SCUDDER TECHNOLOGY GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.761    1.000      N/A     N/A
  End of Period ....................................     1.361    1.761      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................     2,009      627      N/A     N/A
SCUDDER TOTAL RETURN PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.303    1.151     1.014   1.000
  End of Period ....................................     1.251    1.303     1.151   1.014
Number of Units Outstanding at End of Period (in
thousands)..........................................     3,010    2,696     1,222      42
SVS DREMAN FINANCIAL SERVICES PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.055    1.127     1.000    N/A
  End of Period ....................................     1.322    1.055     1.127    N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       467      272        51    N/A
SVS DREMAN HIGH RETURN EQUITY PORTFOLIO
COMPANIES FUND
Unit Value:
  Beginning of Period ..............................     1.010    1.153     1.000    N/A
  End of Period ....................................     1.300    1.010     1.153    N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................     1,773    2,012       450    N/A
SVS DYNAMIC GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................      N/A      N/A       N/A     N/A
  End of Period ....................................      N/A      N/A       N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A      N/A       N/A     N/A
SVS FOCUS VALUE+GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.307    1.138     0.960   1.000
  End of Period ....................................     1.239    1.307     1.138   0.960
Number of Units Outstanding at End of Period (in
thousands)..........................................     1,836    1,627     1,081     125
SVS FOCUSED LARGE CAP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.281    1.000      N/A     N/A
  End of Period ....................................     1.149    1.281      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       101        2      N/A     N/A
SVS GROWTH AND INCOME PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.147    1.000      N/A     N/A
  End of Period ....................................     1.027    1.147      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................       829        2      N/A     N/A
SVS GROWTH OPPORTUNITIES PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.162    1.000      N/A     N/A
  End of Period ....................................     1.014    1.162      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................     1,001        2      N/A     N/A
SVS INDEX 500 PORTFOLIO
Unit Value:
  Beginning of Period ..............................     1.090    1.000      N/A     N/A
  End of Period ....................................     0.968    1.090      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................     1,103       60      N/A     N/A

                                                            YEAR ENDED DECEMBER 31,
                                                      ------------------------------------
SUB-ACCOUNT                                             2000      1999     1998     1997
-----------                                           --------- --------- -------- -------
SVS MID-CAP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period ..............................      N/A      N/A       N/A     N/A
  End of Period ....................................      N/A      N/A       N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A      N/A       N/A     N/A
SVS STRATEGIC EQUITY PORTFOLIO
Unit Value:
  Beginning of Period ..............................      N/A      N/A       N/A     N/A
  End of Period ....................................      N/A      N/A       N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A      N/A       N/A     N/A
SVS VENTURE VALUE PORTFOLIO
Unit Value:
  Beginning of Period ..............................      N/A      N/A       N/A     N/A
  End of Period ....................................      N/A      N/A       N/A     N/A
Number of Units Outstanding at End of Period (in
thousands)..........................................      N/A      N/A       N/A     N/A

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

         INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                               SEPARATE ACCOUNT KG

                INVESTING IN SHARES OF THE UNDERLYING PORTFOLIOS





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE SCUDDER GATEWAY ADVISOR 2 (FORMERLY KEMPER GATEWAY ADVISOR 2) PROSPECTUS OF SEPARATE ACCOUNT KG DATED MAY 1, 2001 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-782-8380.




                                DATED MAY 1, 2001

                                TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY..................................................................2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND
   THE COMPANY...................................................................................3

SERVICES.........................................................................................3

UNDERWRITERS.....................................................................................3

ANNUITY BENEFIT PAYMENTS.........................................................................4

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM .....................................4

PERFORMANCE INFORMATION..........................................................................7

FINANCIAL STATEMENTS...........................................................................F-1


                         GENERAL INFORMATION AND HISTORY


Separate Account KG (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on June 13, 1996. The Company, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 2000, the Company and its subsidiaries had over $24 billion in combined assets and over $34 billion in life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


Currently, 40 Sub-Accounts of the Variable Account are available under the Scudder Gateway Advisor 2 (formerly Kemper Gateway Advisor 2 contract)contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio of The Alger American Fund ("Alger"), Credit Suisse Warburg Pincus Trust, Dreyfus Investment Portfolios ("Dreyfus"), The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund"), INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"), Scudder Variable Series I ("Scudder"), or Scudder Variable Series II ("SVS"),open-end, registered management investment companies. open-end, registered management investment companies.

Two portfolios of Alger are available under the Contract: the Alger American Leveraged AllCap Portfolio and the Alger American Balanced Portfolio. Two portfolios of Credit Suisse Warburg Pincus Trust are available under the
Contract: the Credit Suisse Warburg Pincus Emerging Markets Portfolio and the Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio (together, the "Underlying Portfolios"). One portfolio of Dreyfus Investment Portfolios is available under the Contract: the Dreyfus MidCap Stock Portfolio. One portfolio of The Dreyfus Socially Responsible Growth Fund, Inc. is available under the
Contract: the Dreyfus Socially Responsible Growth Fund. One fund of INVESCO VIF is available under the Contract: INVESCO VIF Utilities Fund. Five portfolios of Scudder are available under the Contract: Scudder Capital Growth Portfolio, Scudder 21st Century Growth Portfolio, Scudder Global Discovery Portfolio, Scudder Growth and Income Portfolio, Scudder Health Sciences Portfolio, and Scudder International Portfolio. Twenty-seven different portfolios of SVS are available under the Contract: Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Contrarian Value Portfolio, Scudder Global Blue Chip Portfolio, Scudder Government Securities Portfolio, Scudder Growth Portfolio, Scudder High Yield Portfolio, Scudder International Research Portfolio, Scudder Investment Grade Bond Portfolio, Scudder Money Market Portfolio, Scudder New Europe Portfolio, Scudder Small Cap Growth Portfolio, Scudder Small Cap Value Portfolio, Scudder Strategic Income Portfolio, Scudder Technology Growth Portfolio, Scudder Total Return Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio, SVS Dynamic Growth Portfolio, SVS Focused Large Cap Growth Portfolio, SVS Focus Value+Growth Portfolio, SVS Growth And Income Portfolio, SVS Growth Opportunities Portfolio, SVS Index 500 Portfolio, SVS Mid-Cap Growth Portfolio, SVS Strategic Equity Portfolio, and SVS Venture Value Portfolio. Each Underlying Portfolio available under the Contract has its own investment objectives and certain attendant risks.


                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of Separate Account KG of the Company as of December 31, 2000 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica, and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 1.0% of total payments is paid to Kemper Distributors, Inc. for administrative and support services with respect to the distribution of the Contract; however, Kemper Distributors, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.

The Company intends to recoup the cost of promotional and other sales expenses through profits from the Company's general account, which may include investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


The aggregate amounts of commissions paid to Allmerica Investments for sales of all contracts funded by Separate Account KG (including contracts not described in the Prospectus) for the years 1998, 1999 and 2000 were $1,218,883, $1,213,957 and $1,411,265.32.


No commissions will be paid for sales of Contract A3030-99. However, a representative of Allmerica Investments or an independent broker-dealer may assess an advisory fee as compensation for his or her services.


No commissions were retained by Allmerica Investments for sales of all contracts funded by Separate Account KG (including contracts not described in the Prospectus) for the years 1998, 1999 and 2000.

                            ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period.....................................$ 1.135000

(2)  Value of Assets -- Beginning of Valuation Period.........................................$5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses................................$1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2).................0.000335

(5)  Annual Charge (one-day equivalent of 0.55% per annum)......................................0.000015

(6)  Net Investment Rate (4) - (5)..............................................................0.000320

(7)  Net Investment Factor 1.000000 + (6).......................................................1.000320

(8)  Accumulation Unit Value -- Current Period (1) x (7)......................................$ 1.135363

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134603.

The method for determining the amount of annuity benefit payments is described in detail under "Variable Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Owner has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit Value for the assumed investment return of 3.0% per annum for the Valuation Date as of which the first payment was calculated was 1.100000. Annuity Unit Values will not be the same as Accumulation Unit Values because the former reflect the 3.0% assumed investment return used in the annuity rate calculations. When the Annuity Unit Value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity payment is
1.000190. Multiplying this factor by .999919 (the one-day adjustment factor for the assumed investment return of 3.0% per annum) produces a factor of 1.000109. This then is multiplied by the Annuity Unit Value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit Value of $1.105121 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit Value, or 267.5818 times $1.105121, which produces a current monthly payment of $295.71.

           ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAMS. To the extent permitted by law, the Company reserves the right to offer Enhanced Automatic Transfer Program(s) from time to time. If you elect to participate, the Company will credit an enhanced interest rate to payments made to the Enhanced Automatic Transfer Program. Eligible payments:

-    must be new payments to the Contract, including the initial payment,

-    must be allocated to the Fixed Account, which will be the source account,

- must be automatically transferred out of the Fixed Account to one or more Sub- Accounts over a specified time period and

-    will receive the enhanced rate while they remain in the Fixed Account.

You may be able to establish more than one Enhanced Automatic Transfer Program.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

    P(1 + T) TO THE POWER OF (n)  =   ERV

    Where:  P    =   a hypothetical initial payment to the Variable Account
                     of $1,000

            T    =   average annual total return

            n    =   number of years

          ERV    =   the ending redeemable value of the $1,000 payment at the
                     end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 0.55% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period.

The calculations of Total Return include the deduction of the $30 annual Contract fee.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                                     TABLE 1
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2000
                    SINCE INCEPTION OF UNDERLYING PORTFOLIO**
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                         10 YEARS OR
                                                        PORTFOLIO    FOR YEAR               SINCE
                                                        INCEPTION      ENDED              INCEPTION
                                                          DATE       12/31/00   5 YEARS    IF LESS
                                                        ---------    --------   -------  -----------
Alger American Balanced Portfolio ....................   9/5/89       -3.31%    16.23%      12.11%
Alger American Leveraged AllCap Portfolio ............   1/25/95     -25.25%    22.46%      30.13%
Credit Suisse Warburg Pincus Emerging Markets
Portfolio ............................................  12/31/97     -31.94%      N/A       0.33%
Credit Suisse Warburg Pincus Global Post-Venture
Capital Portfolio ....................................   9/30/96     -19.40%      N/A       10.41%
Dreyfus MidCap Stock Portfolio .......................   5/1/98       7.67%       N/A       5.45%
Dreyfus Socially Responsible Growth Portfolio ........   10/7/93     -11.53%    17.79%      17.84%
INVESCO VIF Utilities Fund ...........................   1/3/95       4.69%     16.32%      15.00%
Scudder 21st Century Growth Portfolio ................   5/3/99      -23.03%      N/A       20.10%
Scudder Capital Growth Portfolio .....................   7/16/85     -10.41%    18.94%      17.05%
Scudder Global Discovery Portfolio ...................   5/1/96       -5.82%      N/A       17.41%
Scudder Growth and Income Portfolio ..................   5/2/94       -9.69%      N/A       3.16%
Scudder Health Sciences Portfolio ....................    N/A*         N/A        N/A        N/A
Scudder International Portfolio ......................   5/1/87      -22.14%    11.78%      10.78%
Scudder Aggressive Growth Portfolio ..................   5/3/99       -5.49%      N/A       18.07%
Scudder Blue Chip Portfolio ..........................   5/1/97       -8.36%      N/A       10.38%
Scudder Contrarian Value Portfolio ...................   5/1/96       15.48%      N/A       14.16%
Scudder Global Blue Chip Portfolio ...................   5/5/98       -3.90%      N/A       6.47%
Scudder Government Securities Portfolio ..............   9/3/87       10.31%     5.72%      6.62%
Scudder Growth Portfolio .............................   12/9/83     -19.52%    13.02%      15.72%
Scudder High Yield Portfolio .........................   4/6/82       -9.19%     3.57%      10.87%
Scudder International Research Portfolio .............   1/6/92      -20.94%     9.98%      9.28%
Scudder Investment Grade Bond Portfolio ..............   5/1/96       9.29%       N/A       5.41%
Scudder Money Market Portfolio .......................   4/6/82       5.51%      4.68%      4.22%
Scudder New Europe Portfolio .........................   5/5/98       -6.70%      N/A       -1.46%
Scudder Small Cap Growth Portfolio ...................   5/2/94      -11.21%    18.99%      18.98%
Scudder Small Cap Value Portfolio ....................   5/1/96       3.47%       N/A       2.98%
Scudder Strategic Income Portfolio ...................   5/1/97       2.00%       N/A       2.13%
Scudder Technology Growth Portfolio ..................   5/3/99      -22.01%      N/A       38.60%
Scudder Total Return Portfolio .......................   4/6/82       -3.18%    11.95%      11.82%
SVS Dreman Financial Services Portfolio ..............   5/4/98       26.33%      N/A       5.83%
SVS Dreman High Return Portfolio .....................   5/4/98       29.79%      N/A       6.26%
SVS Dynamic Growth Portfolio .........................    N/A*         N/A        N/A        N/A
SVS Focus Value+Growth Portfolio .....................   5/1/96       -4.44%      N/A       14.57%
SVS Focused Large Cap Growth Portfolio ...............  10/29/99      -9.53%      N/A       13.57%
SVS Growth And Income Portfolio ......................  10/29/99      -2.65%    11.46%      13.73%
SVS Growth Opportunities Portfolio ...................  10/29/99     -11.92%      N/A       2.10%
SVS Index 500 Portfolio ..............................   9/1/99      -10.44%      N/A       -1.55%


                                       8

SVS Mid-Cap Growth Portfolio .........................    N/A*         N/A        N/A        N/A
SVS Strategic Equity Portfolio .......................    N/A*         N/A        N/A        N/A
SVS Venture Value Portfolio ..........................    N/A*         N/A        N/A        N/A


*This is a new Sub-Account so no historical figures are available.


*Normally an additional table would be included that illustrates the performance of the Sub-Accounts for the one, five, and ten year periods or since the inception of the Sub-Accounts. This table has been omitted since the Sub-Accounts are new.


                                     TABLE 2
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2000
                          SINCE INCEPTION OF UNDERLYING
               PORTFOLIO*(1) (ASSUMING COMPLETE WITHDRAWAL OF THE
                          INVESTMENT AND NO POLICY FEE)


                                                                                        10 YEARS OR
                                                     PORTFOLIO    FOR YEAR                 SINCE
                                                    INCEPTION      ENDED                 INCEPTION
SUB-ACCOUNT INVESTING IN UNDERLYING PORTFOLIO          DATE       12/31/00   5 YEARS      IF LESS
---------------------------------------------          ----       --------   -------      -------
Alger American Balanced Portfolio .................   9/5/89       -3.30%     16.24%      12.12%
Alger American Leveraged AllCap Portfolio .........   1/25/95     -25.24%     22.47%      30.14%
Credit Suisse Warburg Pincus Emerging Markets        12/31/97     -31.93%      N/A         0.34%
Portfolio .........................................
Credit Suisse Warburg Pincus Global Post-Venture      9/30/96     -19.39%      N/A        10.42%
Capital Portfolio .................................
Dreyfus MidCap Stock Portfolio ....................   5/1/98       7.68%       N/A         5.46%
Dreyfus Socially Responsible Growth Portfolio .....   10/7/93     -11.52%     17.80%      17.85%
INVESCO VIF Utilities Fund ........................   1/3/95       4.70%      16.33%      15.00%
Scudder 21st Century Growth Portfolio .............   5/3/99      -23.02%      N/A        20.11%
Scudder Capital Growth Portfolio ..................   7/16/85     -10.40%     18.95%      17.06%
Scudder Global Discovery Portfolio ................   5/1/96       -5.81%      N/A        17.42%
Scudder Growth and Income Portfolio ...............   5/2/94       -9.68%      N/A         3.17%
Scudder Health Sciences Portfolio .................     N/A         N/A        N/A          N/A
Scudder International Portfolio ...................   5/1/87      -22.13%     11.79%      10.79%
Scudder Aggressive Growth Portfolio ...............   5/3/99       -5.48%      N/A        18.08%
Scudder Blue Chip Portfolio .......................   5/1/97       -8.35%      N/A        10.39%
Scudder Contrarian Value Portfolio ................   5/1/96       15.49%      N/A        14.17%
Scudder Global Blue Chip Portfolio ................   5/5/98       -3.89%      N/A         6.48%
Scudder Government Securities Portfolio ...........   9/3/87       10.32%     5.73%        6.63%
Scudder Growth Portfolio ..........................   12/9/83     -19.51%     13.03%      15.73%
Scudder High Yield Portfolio ......................   4/6/82       -9.18%     3.58%       10.88%
Scudder International Research Portfolio ..........   1/6/92      -20.93%     9.99%        9.29%
Scudder Investment Grade Bond Portfolio ...........   5/1/96       9.29%       N/A         5.42%
Scudder Money Market Portfolio ....................   4/6/82       5.51%      4.69%        4.23%
Scudder New Europe Portfolio ......................   5/5/98       -6.69%      N/A        -1.46%
Scudder Small Cap Growth Portfolio ................   5/2/94      -11.20%     19.00%      18.99%
Scudder Small Cap Value Portfolio .................   5/1/96       3.48%       N/A         2.99%
Scudder Strategic Income Portfolio ................   5/1/97       2.00%       N/A         2.14%
Scudder Technology Growth Portfolio ...............   5/3/99      -22.00%      N/A        38.60%
Scudder Total Return Portfolio ....................   4/6/82       -3.17%     11.96%      11.83%
SVS Dreman Financial Services Portfolio ...........   5/4/98       26.34%      N/A         5.83%
SVS Dreman High Return Portfolio ..................   5/4/98       29.80%      N/A         6.27%
SVS Dynamic Growth Portfolio ......................     N/A         N/A        N/A          N/A
SVS Focus Value+Growth Portfolio ..................   5/1/96       -4.43%      N/A        14.58%
SVS Focused Large Cap Growth Portfolio ............  10/29/99      -9.52%      N/A        13.58%
SVS Growth And Income Portfolio ...................  10/29/99      -2.64%     11.47%      13.74%


                                       9

SVS Growth Opportunities Portfolio ................  10/29/99     -11.91%      N/A         2.11%
SVS Index 500 Portfolio ...........................   9/1/99      -10.43%      N/A        -1.54%
SVS Mid-Cap Growth Portfolio ......................     N/A         N/A        N/A          N/A
SVS Strategic Equity Portfolio ....................     N/A         N/A        N/A          N/A
SVS Venture Value Portfolio .......................     N/A         N/A        N/A          N/A


*Normally an additional table would be included that illustrates the performance of the Sub-Accounts for the one, five, and ten year periods or since the inception of the Sub-Accounts. This table has been omitted since the Sub-Accounts are new.



(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.



YIELD AND EFFECTIVE YIELD - THE SCUDDER KEMPER MONEY MARKET SUB-ACCOUNT



Set forth below is yield and effective yield information for the Scudder Money Market Sub-Account for the seven-day period ended December 31, 2000:




                  Yield                              4.72%
                  Effective Yield                    4.84%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.


The Scudder Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:


                                                    (365/7)
         Effective Yield = [(base period return + 1)       ] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.


                            TAX-DEFERRED ACCUMULATION

                                   NON-QUALIFIED                            CONVENTIONAL
                                 ANNUITY CONTRACT                           SAVINGS PLAN

                            AFTER-TAX CONTRIBUTIONS AND
                               TAX-DEFERRED EARNINGS
                               =====================
                                                                             AFTER-TAX
                                               TAXABLE LUMP SUM            CONTRIBUTIONS
                     NO WITHDRAWALS             SUM WITHDRAWAL         AND TAXABLE EARNINGS
                     --------------             --------------         --------------------
  Years 10              $107,946                   $86,448                    $81,693
  Years 20               233,048                   165,137                    133,476
  Years 30               503,133                   335,021                    218,082

This chart compares the accumulation of a $50,000 initial investment into a non-qualified annuity contract with a conventional savings plan. Contributions to the non-qualified annuity contract and the conventional savings plan are made after tax. Only the gain in the non-qualified annuity contract will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contract. Income on non-qualified annuity contracts is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the Prospectus.

The chart does not reflect the following charges and expenses under the
Contract: 0.40% for mortality and expense risk; 0.15% administration charges; and $30 annual Contract fee. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contract. (IMPORTANT -- THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN.)

Unlike savings plans, contributions to non-qualified annuity contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a non-qualified annuity contract (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account KG.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2001

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999      1998
 -------------                                    ------  --------  --------
 REVENUES
     Premiums...................................  $  2.2  $  954.5  $1,969.5
     Universal life and investment product
       policy fees..............................   421.1     359.3     296.6
     Net investment income......................   367.8     503.1     593.9
     Net realized investment (losses) gains.....   (62.4)    100.3      60.9
     Other income...............................   104.7     107.3     100.0
                                                  ------  --------  --------
         Total revenues.........................   833.4   2,024.5   3,020.9
                                                  ------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   326.4   1,056.3   1,803.0
     Policy acquisition expenses................    81.8     240.9     449.6
     Sales practice litigation..................    --       --         31.0
     Restructuring costs........................    11.0     --          9.0
     Other operating expenses...................   271.5     346.3     419.7
                                                  ------  --------  --------
         Total benefits, losses and expenses....   690.7   1,643.5   2,712.3
                                                  ------  --------  --------
 Income from continuing operations before
  federal income taxes..........................   142.7     381.0     308.6
                                                  ------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (33.8)     88.7      74.6
     Deferred...................................    50.1       4.3     (15.4)
                                                  ------  --------  --------
         Total federal income tax expense.......    16.3      93.0      59.2
                                                  ------  --------  --------
 Income from continuing operations before
  minority interest.............................   126.4     288.0     249.4
     Minority interest..........................    --       (39.9)    (55.0)
                                                  ------  --------  --------
 Income from continuing operations..............   126.4     248.1     194.4
 Losses from operations of discontinued business
  (less applicable income taxes (benefit) of
  $(10.1) and $(7.0) for the years ended
  December 31, 1999 and 1998 respectively)          --       (17.2)    (13.5)

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period for
  the year ended December 31, 1999 (less
  applicable income tax benefit of $16.4)           --       (30.5)    --
                                                  ------  --------  --------
 Net income.....................................  $126.4  $  200.4  $  180.9
                                                  ======  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $4,366.3 and $3,721.6)............................  $ 4,338.2  $ 3,660.7
     Equity securities at fair value (cost of $44.1 and
       $27.9)............................................       57.1       51.4
     Mortgage loans......................................      472.7      521.2
     Policy loans........................................      189.6      170.5
     Real estate and other long-term investments.........      190.5      177.0
                                                           ---------  ---------
         Total investments...............................    5,248.1    4,580.8
                                                           ---------  ---------
   Cash and cash equivalents.............................      123.0      279.3
   Accrued investment income.............................       81.1       73.3
   Deferred policy acquisition costs.....................    1,413.3    1,219.5
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      466.6      480.3
   Deferred federal income taxes.........................     --           18.1
   Premiums, accounts and notes receivable...............       26.9       81.0
   Other assets..........................................      251.8      199.6
   Closed Block assets...................................      768.0      772.3
   Separate account assets...............................   17,437.4   17,629.6
                                                           ---------  ---------
         Total assets....................................  $25,816.2  $25,333.8
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,907.2  $ 2,825.0
     Outstanding claims, losses and loss adjustment
       expenses..........................................      151.6      218.8
     Unearned premiums...................................        5.5        6.6
     Contractholder deposit funds and other policy
       liabilities.......................................    2,061.2    2,025.5
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,125.5    5,075.9
                                                           ---------  ---------
   Expenses and taxes payable............................      423.5      512.0
   Reinsurance premiums payable..........................       11.5       17.9
   Deferred federal income taxes.........................       28.1     --
   Trust instruments supported by funding obligations....      621.5       50.6
   Closed Block liabilities..............................      829.7      842.1
   Separate account liabilities..........................   17,437.4   17,628.9
                                                           ---------  ---------
         Total liabilities...............................   24,477.2   24,127.4
                                                           ---------  ---------
   Commitments and contingencies (Notes 16 and 21)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      569.0      569.0
   Accumulated other comprehensive (loss) income.........       (8.7)     (14.9)
   Retained earnings.....................................      773.7      647.3
                                                           ---------  ---------
         Total shareholder's equity......................    1,339.0    1,206.4
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $25,816.2  $25,333.8
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2000      1999       1998
 -------------                                    --------  ---------  --------
 COMMON STOCK...................................  $    5.0  $     5.0  $    5.0
                                                  --------  ---------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     569.0      444.0     453.7
     Capital contribution from parent...........     --         125.0     --
     Loss on change of interest-Allmerica P&C...     --        --          (9.7)
                                                  --------  ---------  --------
     Balance at end of period...................     569.0      569.0     444.0
                                                  --------  ---------  --------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............     (14.9)     169.2     209.3
     Appreciation (depreciation) during the
       period:
       Net appreciation (depreciation) on
         available-for-sale securities..........       9.6     (298.2)    (82.4)
       (Provision) benefit for deferred federal
         income taxes...........................      (3.4)     105.0      28.9
       Minority interest........................     --          31.8      13.4
     Distribution of subsidiaries (Note 3)......     --         (22.7)    --
                                                  --------  ---------  --------
                                                       6.2     (184.1)    (40.1)
                                                  --------  ---------  --------
     Balance at end of period...................      (8.7)     (14.9)    169.2
                                                  --------  ---------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............     647.3    1,698.3   1,567.4
     Net income.................................     126.4      200.4     180.9
     Dividend to shareholder....................     --        --         (50.0)
     Distribution of subsidiaries (Note 3)......     --      (1,251.4)    --
                                                  --------  ---------  --------
     Balance at end of period...................     773.7      647.3   1,698.3
                                                  --------  ---------  --------
         Total shareholder's equity.............  $1,339.0  $ 1,206.4  $2,316.5
                                                  ========  =========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999     1998
 -------------                                 ------  -------  ------
 Net income..................................  $126.4  $ 200.4  $180.9
                                               ------  -------  ------
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........     9.6   (298.2)  (82.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (3.4)   105.0    28.9
     Minority interest.......................    --       31.8    13.4
     Distribution of subsidiaries (Note 3)...    --      (22.7)   --
                                               ------  -------  ------
       Other comprehensive income (loss).....     6.2   (184.1)  (40.1)
                                               ------  -------  ------
 Comprehensive income........................  $132.6  $  16.3  $140.8
                                               ======  =======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   2000       1999       1998
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   126.4  $   200.4  $   180.9
     Adjustments to reconcile net income to
       net cash provided by operating
       activities:
         Minority interest...................     --           39.9       55.0
         Net realized losses (gains).........       67.8     (100.9)     (62.7)
         Net amortization and depreciation...       18.2       31.5       20.7
         Deferred federal income taxes.......       50.1       20.7      (15.4)
         Sales practice litigation expense...     --         --           31.0
         Loss from exiting reinsurance
           pools.............................     --         --           25.3
         Payment related to exiting
           reinsurance pools.................     --         --          (30.3)
         Loss from disposal of group life and
           health business...................     --           30.5     --
         Change in deferred acquisition
           costs.............................     (213.0)    (181.6)    (185.8)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................       47.7      (41.8)      56.7
         Change in accrued investment
           income............................       (7.8)       8.3        0.8
         Change in policy liabilities and
           accruals, net.....................      (20.9)     (15.6)     168.1
         Change in reinsurance receivable....       13.7      (46.3)    (115.4)
         Change in expenses and taxes
           payable...........................      (96.3)      79.4       (3.3)
         Separate account activity, net......        0.7        5.5      (48.5)
         Other, net..........................        5.0       18.5      (63.8)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
               operating activities..........       (8.4)      48.5       13.3
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    1,694.9    2,801.0    1,715.2
         Proceeds from disposals of equity
           securities........................        4.1      422.9      285.3
         Proceeds from disposals of other
           investments.......................       28.9       30.3      120.8
         Proceeds from mortgages matured or
           collected.........................      119.2      131.2      171.2
         Purchase of available-for-sale fixed
           maturities........................   (2,417.9)  (2,227.3)  (2,374.5)
         Purchase of equity securities.......      (16.2)     (78.9)    (119.9)
         Purchase of other investments.......     (128.0)    (140.6)    (274.4)
         Capital expenditures................      (13.2)     (29.2)     (22.3)
         Purchase of minority interest in
           Citizens Corporation..............     --         --         (195.9)
         Purchase of company owned life
           insurance.........................      (64.9)    --         --
         Distribution of subsidiaries........     --         (202.2)    --
         Other investing activities, net.....     --         --           26.7
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               investing activities..........     (793.1)     707.2     (667.8)
                                               ---------  ---------  ---------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......      990.3    1,514.6    1,419.2
         Withdrawals from contractholder
           deposit funds.....................     (936.7)  (2,037.5)    (625.0)
         Change in trust instruments
           supported by funding
           obligations.......................      570.9       50.6     --
         Change in short-term debt...........     --         (180.9)     188.3
         Change in long-term debt............     --         --           (2.6)
         Dividend paid to shareholder........     --         --          (50.0)
         Contribution from parent............     --           36.0     --
         Subsidiary treasury stock purchased,
           at cost...........................     --         (350.0)      (1.0)
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               financing activities..........      624.5     (967.2)     928.9
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....     (177.0)    (211.5)     274.4
 Net change in cash held in the Closed
  Block......................................       20.7      (13.2)      15.7
 Cash and cash equivalents, beginning of
  period.....................................      279.3      504.0      213.9
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   123.0  $   279.3  $   504.0
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     1.9  $     3.1  $     7.3
     Income taxes (refunded) paid............  $   (12.3) $    24.0  $   135.3

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 84.5%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in
Note 3.

The Closed Block (Note 1B) assets and liabilities at December 31, 2000 and 1999 are presented in the consolidated balance sheets as single line items. The contribution from the Closed Block is included in the consolidated statements of income in other income. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

All significant intercompany accounts and transactions have been eliminated.

On or about December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of The Hanover Insurance Company ("Hanover"), a wholly-owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 4). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000, there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge the foreign currency exchange risk associated with investment securities are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk associated with trust obligations backed by funding agreements are accounted for using the fair value method, with changes in fair value reported in other operating income consistent with the underlying hedged trust obligation. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

investment gains and losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2 1/2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATION AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS ("SoP No. 00-3"). SoP No. 00-3 requires that closed block assets, liabilities, revenues and expenses be displayed together with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. In addition, SoP No. 00-3 provides guidance on the accounting for participating contracts issued before and after the date of demutualization, recording of closed block earnings and related policyholder dividend liabilities, and the accounting treatment for expenses and equity balances at the date of demutualization. This statement is effective for fiscal years beginning after December 15, 2000. The adoption of SoP No. 00-3 did not have a material impact on the Company's financial position or results of operations.

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000. The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the AICPA issued Statement of Position 97-3, ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS ("SoP
No. 97-3"). SoP No. 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement became effective for fiscal years beginning after December 15, 1998. The adoption of SoP No. 97-3 did not have a material effect on the results of operations or financial position of the Company.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS -- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTION'S ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. The Company also recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to a measurement date of June 30, 1999, approximately $18.6 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver and received consideration of approximately $22 million, based on renewal rights for existing policies. Additional consideration may be received in 2001, based on premium in force as of March 2001. However, the Company retained policy liabilities estimated at $153.0 million at December 31, 2000 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2000 and 1999, the discontinued segment had assets of approximately $487.1 million and $531.5 million, respectively, consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $449.2

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

million and $482.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $199.7 million, $361.5 million and $398.5 million for the years ended December 31, 2000, 1999 and 1998, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC, and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1999.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning on 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Revenue.....................................................  $828.0  $750.2
                                                              ======  ======
Net realized capital (losses) gains included in revenue.....   (11.8)   19.6
                                                              ======  ======
Income from continuing operations before taxes..............   192.1   141.2
Income taxes................................................    51.2    41.2
                                                              ------  ------
Net income from continuing operations.......................   140.9   100.0
(Loss) from operations of discontinued business (less
 applicable income tax benefit of $10.4 million and $7.0
 million for the years ended December 31, 1999 and 1998
 respectively)..............................................   (17.2)  (13.5)
(Loss) on disposal of group life and health business,
 including provision of $72.2 million for operating losses
 during phase-out period for the year ended December 31,
 1999 (less applicable income tax benefit of $16.4
 million)...................................................   (30.5)   --
                                                              ------  ------
Net income..................................................  $ 93.2  $ 86.5
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan is the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. Approximately $1.9 million of this charge relates to severance and other employee related costs. Approximately $9.1 million of this charge relates to one-time project costs. As of December 31, 2000, the Company has made payments of approximately $9.1 million related to this restructuring plan, of which approximately $1.6 million relates to severance and other employee related costs.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.5% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

On October 29, 1998, the Company announced that it had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the segment consolidated its property and casualty field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $9.0 million, in the fourth quarter of 1998. The Company made payments of approximately $4.2 million and $0.1 million through June 30, 1999 and in 1998, respectively, related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, relating to the Company's reinsurance pool business. These pools consist primarily of the Company's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998. This loss is reported as part of the discontinued operations of the Company.

In 1999 and 1998 Allmerica P&C redeemed 8,662.7 and 3,289.5 respectively, of its issued and outstanding common stock owned by AFC for $350.0 million and $125.0 million respectively, thereby increasing the Company's total ownership to 84.5% as of June 30, 1999. The increases in the Company's ownership of Allmerica P&C through June 30, 1999 and for 1998 were 14.5% and 4.3% respectively. The 1999 transaction consisted of cash and cash equivalents. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   34.3     $  2.6      $--       $   36.9
States and political subdivisions.......      10.4        0.3       --           10.7
Foreign governments.....................      43.2        1.5         0.6        44.1
Corporate fixed maturities..............   3,818.9       93.5       138.0     3,774.4
Mortgage-backed securities..............     459.5       14.7         2.1       472.1
                                          --------     ------      ------    --------
Total fixed maturities..................  $4,366.3     $112.6      $140.7    $4,338.2
                                          ========     ======      ======    ========
Equity securities.......................  $   44.1     $ 20.2      $  7.2    $   57.1
                                          ========     ======      ======    ========

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   62.6     $  1.0      $  0.5    $   63.1
States and political subdivisions.......      13.5        0.1         0.1        13.5
Foreign governments.....................      80.0        2.1         0.1        82.0
Corporate fixed maturities..............   3,206.5       63.2       116.9     3,152.8
Mortgage-backed securities..............     359.0        1.3        11.0       349.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $3,721.6     $ 67.7      $128.6    $3,660.7
                                          ========     ======      ======    ========
Equity securities.......................  $   27.9     $ 24.7      $  1.2    $   51.4
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $21.2 million and $18.3 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999, respectively.

There were no contractual fixed maturity investment commitments at December 31, 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  235.1   $  233.7
Due after one year through five years.......................   2,100.9    2,073.4
Due after five years through ten years......................   1,237.9    1,231.7
Due after ten years.........................................     792.4      799.4
                                                              --------   --------
Total.......................................................  $4,366.3   $4,338.2
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)   TOTAL
-------------                                                 ----------  -------------  -------
2000
Net appreciation (depreciation), beginning of year..........   $ (30.4)      $  15.5     $ (14.9)
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      48.9          (3.2)       45.7
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (36.1)       --           (36.1)
(Provision) benefit for deferred federal income taxes.......      (4.5)          1.1        (3.4)
                                                               -------       -------     -------
                                                                   8.3          (2.1)        6.2
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $ (22.1)      $  13.4     $  (8.7)
                                                               =======       =======     =======

1999
Net appreciation (depreciation), beginning of year..........   $  79.0       $  90.2     $ 169.2
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................    (254.4)       (122.3)     (376.7)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      78.5        --            78.5
(Provision) benefit for deferred federal income taxes and
 minority interest..........................................      72.1          64.7       136.8
Distribution of subsidiaries (See Note 3)...................      (5.6)        (17.1)      (22.7)
                                                               -------       -------     -------
                                                                (109.4)        (74.7)     (184.1)
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $ (30.4)      $  15.5     $ (14.9)
                                                               =======       =======     =======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)   TOTAL
-------------                                                 ----------  -------------  -------
1998
Net appreciation (depreciation), beginning of year..........   $ 122.6       $  86.7     $ 209.3
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (99.3)          4.4       (94.9)
Appreciation (depreciation ) due to Allmerica P&C purchase
 of minority interest of Citizens...........................      10.7          10.7        21.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       6.3        --             6.3
(Provision) benefit for deferred federal income taxes and
 minority interest..........................................      38.7         (11.6)       27.1
                                                               -------       -------     -------
                                                                 (43.6)          3.5       (40.1)
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $  79.0       $  90.2     $ 169.2
                                                               =======       =======     =======

(1) Includes net appreciation (depreciation) on other investments of $1.5 million, $(1.1) million, and $0.8 million, in 2000, 1999, and 1998, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and real estate investments net of applicable reserves were $472.7 million and $533.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $4.4 million and $5.8 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $269.5  $301.5
  Industrial / warehouse....................................    82.2    83.6
  Retail....................................................    81.9    92.2
  Residential...............................................    32.5    50.3
  Other.....................................................    11.0    11.8
  Valuation allowances......................................    (4.4)   (5.8)
                                                              ------  ------
Total.......................................................  $472.7  $533.6
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $138.7  $133.6
  South Atlantic............................................   128.3   132.2
  East North Central........................................    60.4    62.5
  New England...............................................    53.7    90.8
  West South Central........................................    41.4    40.7
  Middle Atlantic...........................................    35.7    50.3
  Other.....................................................    18.9    29.3
  Valuation allowances......................................    (4.4)   (5.8)
                                                              ------  ------
Total.......................................................  $472.7  $533.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $47.4 million; 2002 -- $43.0 million; 2003 -- $39.2 million; 2004 --
$74.9 million; 2005 -- $27.4 million; and $240.8 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 2000   1999   1998
-------------                                                 -----  -----  -----
Balance at beginning of year................................  $ 5.8  $11.5  $20.7
Provisions..................................................   (1.3)  (2.4)  (6.8)
Write-offs..................................................   (0.1)  (3.3)  (2.4)
                                                              -----  -----  -----
Balance at end of year......................................  $ 4.4  $ 5.8  $11.5
                                                              =====  =====  =====

Provisions on mortgages during 2000, 1999 and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $18.0 million, with related reserves of $0.4 million and $0.8 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $12.1 million, $21.0 million and $26.1 million, with related interest income while such loans were impaired, of $1.4 million, $2.1 million and $3.2 million as of December 31, 2000, 1999 and 1998, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs") and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on reinvestments of fixed maturities

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

from the time of maturity until the purchase of new fixed maturities. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding was $87.5 million and $37.1 million, at December 31, 2000 and 1999, respectively. The notional amounts of the contracts represent the extent of the Company's investment but not future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding was $88.7 million and $36.8 million at December 31, 2000 and 1999, respectively.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts and fixed maturities purchases. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging losses were $3.6 million and $0.9 million in 2000 and 1999, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There were $0.3 million and $0.1 million of gains realized on ineffective hedges in 2000 and 1998, respectively. There were no gains or losses in 1999.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Contracts outstanding, beginning of year....................  $    37.1  $    92.7  $  --
New contracts...............................................    1,539.1      947.0    1,117.5
Contracts terminated........................................   (1,488.7)  (1,002.6)  (1,024.8)
                                                              ---------  ---------  ---------
Contracts outstanding, end of year..........................  $    87.5  $    37.1  $    92.7
                                                              =========  =========  =========

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed maturities. Additionally, the Company enters into compound foreign currency/ interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust obligations backed by funding agreements. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed maturities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999, was a net receivable of $5.7 million and a net payable of $0.2 million, respectively.

The fair values of the foreign currency swap contracts and compound foreign currency/interest rate swap contracts outstanding were $(35.9) million and $(4.7) million at December 31, 2000 and 1999, respectively. Changes in the fair value of contracts hedging fixed maturities are reported as an unrealized gain or loss, consistent with the underlying hedged security. Changes in the foreign currency portion of the fair value of

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

contracts hedging trust obligations backed by funding agreements are reported as other operating income, consistent with the underlying hedged liability. Changes in the interest rate portion of the fair value of contracts hedging trust obligations backed by funding agreements are reported as unrealized gains and losses, consistent with the hedged item. The net decrease in other operating income related to the change in the foreign currency portion of the fair value of these contracts was $8.9 million in 2000 and $2.6 million in 1999. The change in unrealized gains and losses related to the change in both the interest rate portion of the fair value of the contracts hedging trust obligations backed by funding agreements, as well as the change in the fair value of the contracts hedging foreign fixed maturities, was $(22.2) million and $(3.4) million in 2000 and 1999, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency and compound swap contracts is reflected in the net investment income related to the underlying assets. This amount was $(10.0) million in 2000 and was not material in 1999 and 1998. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency and compound swap contracts in 2000 or 1999.

A reconciliation of the notional amount of foreign currency and compound swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Contracts outstanding, beginning of year....................  $ 71.5  $ 42.6  $42.6
New contracts...............................................   544.4    52.9   --
Contracts expired...........................................    (8.3)  (24.0)  --
                                                              ------  ------  -----
Contracts outstanding, end of year..........................  $607.6  $ 71.5  $42.6
                                                              ======  ======  =====

Expected maturities of such foreign currency and compound swap contracts outstanding at December 31, 2000 are $143.9 million in 2001, $91.4 million in 2003, $347.7 million in 2005 and $24.6 million thereafter. There are no expected maturities of such foreign currency and compound swap contracts in 2002 and 2004.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999 were net payables of $12.0 million and $4.2 million, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The increase (decrease) in net investment income related to interest rate swap contracts was $4.4 million, $(7.0) million and $(2.8) million for the years ended December 31, 2000, 1999 and 1998,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

respectively. The fair value of interest rate swap contracts outstanding was $(22.8) million and $33.1 million at December 31, 2000 and 1999, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 2000 or 1999.

A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999      1998
-------------                                                 --------  --------  --------
Contracts outstanding, beginning of year....................  $1,025.9  $1,112.6  $  244.1
New contracts...............................................     630.0     905.4     873.5
Contracts terminated........................................    (236.0)   (888.5)    --
Contracts expired...........................................     --        (80.0)     (5.0)
Distribution of subsidiaries (Note 3).......................     --        (23.6)    --
                                                              --------  --------  --------
Contracts outstanding, end of year..........................  $1,419.9  $1,025.9  $1,112.6
                                                              ========  ========  ========

Expected maturities of such interest rate swap contracts outstanding at December 31, 2000 are $43.1 million in 2001, $233.5 million in 2002, $391.0 million in 2003, $307.3 million in 2004, $425.0 million in 2005 and $20.0 million thereafter.

G.  OTHER SWAP CONTRACTS

The Company enters into insurance portfolio-linked and credit default swap contracts for investment purposes. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio-linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts, and generally enters into forward or swap agreements with companies rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.3) million at December 31, 2000 and 1999. The net amount receivable or payable under insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net (decrease) increase in realized investment gains related to these contracts was $(0.7) million, $(0.2) million and $1.0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.2 million, $0.4 million and $0.2 million for the years ended December 31, 2000, 1999 and 1998, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  ------
Contracts outstanding, beginning of year....................  $ 190.0  $ 255.0  $ 15.0
New contracts...............................................    --        50.0   266.3
Contracts expired...........................................    --      (115.0)  (26.3)
Contracts terminated........................................   (150.0)   --       --
                                                              -------  -------  ------
Contracts outstanding, end of year..........................  $  40.0  $ 190.0  $255.0
                                                              =======  =======  ======

At December 31, 2000, all other swap contracts are expected to mature in 2001.

H.  OTHER

At December 31, 2000 and 1999, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

6.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $304.3  $415.7  $509.6
Mortgage loans..............................................    40.8    45.5    57.6
Equity securities...........................................     1.1     1.7     7.2
Policy loans................................................    14.3    12.7    11.9
Other long-term investments.................................    11.3    14.4     7.0
Short-term investments......................................     7.5    26.6    15.6
                                                              ------  ------  ------
Gross investment income.....................................   379.3   516.6   608.9
Less investment expenses....................................   (11.5)  (13.5)  (15.0)
                                                              ------  ------  ------
Net investment income.......................................  $367.8  $503.1  $593.9
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $2.9 million and $1.0 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $1.6 million and $1.4 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $18.8 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.7 million, $2.5 million and $3.3 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.4 million, $1.8 million and $3.3 million in 2000, 1999 and 1998, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

There were no mortgage loans which were non-income producing for the years ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.8 million and $0.3 million which were non-income producing for the years ended December 31, 2000 and 1999, respectively.

Included in other long-term investments is income from limited partnerships of $7.8 million and $6.6 million in 2000 and 1999, respectively, and losses of $6.3 million in 1998.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(71.7) $(52.0) $(11.6)
Mortgage loans..............................................     1.3     2.5     8.8
Equity securities...........................................     2.0   141.3    63.7
Other long-term investments.................................     6.0     8.5    --
                                                              ------  ------  ------
Net realized investment (losses) gains......................  $(62.4) $100.3  $ 60.9
                                                              ======  ======  ======

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................    $1,044.6     $ 4.0  $(47.3)
Equity securities...........................................         2.1       2.0    --

1999
Fixed maturities............................................    $1,480.5     $ 9.2  $ 27.1
Equity securities...........................................       421.2     149.0     7.6

1998
Fixed maturities............................................    $  979.2     $17.9  $ 11.3
Equity securities...........................................       258.7      72.8     9.0

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999     1998
-------------                                                 ------  -------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (net of tax (benefit) in 2000 of $(21.5) million, including
 $22.7 million resulting from the distribution of
 subsidiaries in 1999, net of tax (benefit) and minority
 interest of $(103.3) million and $(26.8) million in 1999
 and 1998 respectively).....................................  $(40.2) $(121.9) $ (6.8)
Less: reclassification adjustment for (losses) gains
 included in net income (net of tax (benefit) in 2000 of
 $(24.9) million in 2000 and net of tax (benefit) and
 minority interest of $33.5 million and $21.5 million in
 1999 and 1998 respectively)................................   (46.4)   (62.2)   33.3
                                                              ------  -------  ------
Other comprehensive income (loss) income....................  $  6.2  $(184.1) $(40.1)
                                                              ======  =======  ======

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $(47.1) million and $31.1 million at December 31, 2000 and 1999, respectively. In addition, the Company held futures contracts with a carrying value of $(3.6) million and $(0.9) million at December 31, 2000 and 1999, respectively. The fair value of these contracts was $88.7 million and $36.8 million at December 31, 2000 and 1999, respectively.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. Fair values of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  123.0  $  123.0  $  279.3  $  279.3
  Fixed maturities..........................................   4,338.2   4,338.2   3,660.7   3,660.7
  Equity securities.........................................      57.1      57.1      51.4      51.4
  Mortgage loans............................................     472.7     490.1     521.2     521.9
  Policy loans..............................................     189.6     189.6     170.5     170.5
  Company owned life insurance..............................      65.6      65.6     --        --
                                                              --------  --------  --------  --------
                                                              $5,246.2  $5,263.6  $4,683.1  $4,683.8
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,636.5  $1,663.3  $1,316.0  $1,341.4
  Supplemental contracts without life contingencies.........      40.7      40.7      48.8      48.8
  Dividend accumulations....................................      88.5      88.5      88.1      88.1
  Other individual contract deposit funds...................      45.0      44.9      48.4      48.2
  Other group contract deposit funds........................     323.1     319.0     602.9     583.5
  Individual fixed annuity contracts........................   1,026.1     991.7   1,092.5   1,057.1
  Trust instruments supported by funding obligations........     621.5     620.5      50.6      49.6
                                                              --------  --------  --------  --------
                                                              $3,781.4  $3,768.6  $3,247.3  $3,216.7
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  CLOSED BLOCK

Included in other income in the Consolidated Statements of Income in 2000, 1999 and 1998 is a net pre-tax contribution from the Closed Block of $6.3 million, $13.8 million and $10.4 million, respectively. Summarized financial information of the Closed Block as of December 31, 2000 and 1999 and for the periods ended December 31, 2000, 1999 and 1998 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                                 2000    1999
-------------                                                                ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $400.3
    and $387.4 respectively)...............................................  $397.5  $372.9
  Mortgage loans...........................................................   144.9   136.3
  Policy loans.............................................................   191.7   201.1
  Cash and cash equivalents................................................     1.9    22.6
  Accrued investment income................................................    14.6    14.0
  Deferred policy acquisition costs........................................    11.0    13.1
  Other assets.............................................................     6.4    12.3
                                                                             ------  ------
Total assets...............................................................  $768.0  $772.3
                                                                             ======  ======
Liabilities
  Policy liabilities and accruals..........................................  $828.9  $835.2
  Other liabilities........................................................     0.8     6.9
                                                                             ------  ------
Total liabilities..........................................................  $829.7  $842.1
                                                                             ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                2000    1999    1998
-------------                                                                -----  ------  ------
Revenues
  Premiums and other income................................................  $49.9  $ 52.1  $ 55.4
  Net investment income....................................................   53.6    53.8    53.3
  Realized investment (losses) gains.......................................   (5.4)   (0.6)    0.1
                                                                             -----  ------  ------
Total revenues.............................................................   98.1   105.3   108.8
                                                                             -----  ------  ------
Benefits and expenses
  Policy benefits..........................................................   89.5    88.9    95.0
  Policy acquisition expenses..............................................    2.1     2.5     2.7
  Other operating expenses.................................................    0.2     0.1     0.7
                                                                             -----  ------  ------
Total benefits and expenses................................................   91.8    91.5    98.4
                                                                             -----  ------  ------
Contribution from the Closed Block.........................................  $ 6.3  $ 13.8  $ 10.4
                                                                             =====  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $   6.3  $  13.8  $  10.4
  Change in:
    Deferred policy acquisition costs, net..................      2.1      2.5      2.6
    Policy liabilities and accruals.........................    (12.0)   (13.1)   (13.5)
    Accrued investment income...............................     (0.6)     0.1    --
    Other assets............................................      5.9     (8.3)     2.4
    Expenses and taxes payable..............................    (10.1)    (2.9)    (2.9)
    Other, net..............................................      5.3      0.8      0.3
                                                              -------  -------  -------
  Net cash used in operating activities.....................     (3.1)    (7.1)    (0.7)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    133.3    139.0     83.6
    Purchases of investments................................   (160.3)  (128.5)  (106.5)
    Other, net..............................................      9.4      9.8      7.9
                                                              -------  -------  -------
  Net cash (used in) provided by investing activities.......    (17.6)    20.3    (15.0)
                                                              -------  -------  -------
Net (decrease) increase in cash and cash equivalents........    (20.7)    13.2    (15.7)
Cash and cash equivalents, beginning of year................     22.6      9.4     25.1
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $   1.9  $  22.6  $   9.4
                                                              =======  =======  =======

There were no valuation allowances on mortgage loans at December 31, 2000, 1999 and 1998, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $(33.8) $88.7   $ 74.6
  Deferred..................................................    50.1    4.3    (15.4)
                                                              ------  -----   ------
Total.......................................................  $ 16.3  $93.0   $ 59.2
                                                              ======  =====   ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000     1999    1998
-------------                                                 --------  ------  ------
Expected federal income tax expense.........................   $ 49.9   $133.4  $108.0
  Tax-exempt interest.......................................    --       (24.2)  (38.9)
  Dividend received deduction...............................     (6.9)    --      (5.1)
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................    (13.3)    --      --
  Changes in tax reserve estimates..........................     (4.0)    (8.7)    2.3
  Tax credits...............................................    (10.3)    (8.5)   (8.5)
  Other, net................................................      0.9      1.0     1.4
                                                               ------   ------  ------
Federal income tax expense..................................   $ 16.3   $ 93.0  $ 59.2
                                                               ======   ======  ======

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  AMT and low income housing credit carryforwards...........  $ (20.2)   $ (10.8)
  Loss reserve discounting..................................   (264.8)    (283.5)
  Deferred acquisition costs................................    416.6      355.7
  Employee benefit plans....................................    (51.6)     (52.0)
  Investments, net..........................................    (28.9)      (8.7)
  Litigation reserve........................................     (8.1)      (6.0)
  Discontinued operations...................................    (11.9)     (11.7)
  Other, net................................................     (3.0)      (1.1)
                                                              -------    -------
Deferred tax liability (asset), net.........................  $  28.1    $ (18.1)
                                                              =======    =======

Gross deferred income tax assets totaled $441.8 million and $515.8 millions at December 31, 2000 and 1999, respectively. Gross deferred income tax liabilities totaled $469.9 million and $497.7 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2000, there are available alternative minimum tax credit carryforwards and low income housing credit carryforwards of $2.8 million and $17.4 million, respectively. The alternative minimum tax credit carryforwards have no expiration date, whereas the low income housing credit carryforwards will expire beginning in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

10.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 2000, 1999 and 1998 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............   $ 18.5     $ 19.3     $ 19.0
Interest cost...............................................     28.6       26.5       25.5
Expected return on plan assets..............................    (43.1)     (38.9)     (34.9)
Recognized net actuarial gain...............................    (11.2)      (0.4)      (0.8)
Amortization of transition asset............................     (2.2)      (2.3)      (2.2)
Amortization of prior service cost..........................     (3.1)      (3.3)      (2.9)
                                                               ------     ------     ------
  Net periodic pension (benefit) cost.......................   $(12.5)    $  0.9     $  3.7
                                                               ======     ======     ======

The Company, allocated approximately $(2.7) million and $1.7 million of the net periodic pension (benefit) cost to its affiliated companies in 2000 and 1999, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table summarizes the status of the plan. At December 31, 2000, the projected benefit obligations exceeded the plans' assets while at December 31,1999 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........   $392.7     $414.2
  Service cost -- benefits earned during the year...........     18.5       19.3
  Interest cost.............................................     28.6       26.5
  Actuarial losses (gains)..................................     37.7      (44.4)
  Benefits paid.............................................    (26.6)     (22.9)
                                                               ------     ------
    Projected benefit obligation at end of year.............    450.9      392.7
                                                               ------     ------
Change in plan assets:
  Fair value of plan assets at beginning of year............    470.6      441.6
  Actual return on plan assets..............................     (2.5)      51.9
  Benefits paid.............................................    (26.6)     (22.9)
                                                               ------     ------
    Fair value of plan assets at end of year................    441.5      470.6
                                                               ------     ------
  Funded status of the plan.................................     (9.4)      77.9
  Unrecognized transition obligation........................    (19.4)     (21.6)
  Unamortized prior service cost............................     (8.9)     (12.0)
  Unrecognized net actuarial gains..........................     (6.4)    (101.6)
                                                               ------     ------
    Net pension liability...................................   $(44.1)    $(57.3)
                                                               ======     ======

As a result of AFC's merger with Allmerica P&C, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $7.5 million and $8.9 million in 2000 and 1999, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on weighted average discount rates of 7.25% and 7.75% in 2000 and 1999, respectively, and the assumed long-term rate of return on plan assets was 9.5% in 2000 and 9.0% in 1999. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares of AFC Common Stock at December 31, 2000 and 1999, with a market value of $57.7 million and $44.3 million at December 31, 2000 and 1999, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2000, 1999, and 1998, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $6.1 million, $5.9 million and $5.6 million in 2000, 1999 and 1998, respectively. The Company allocated approximately $2.9 million and $1.4 million of the 401(k) expense to its affiliated companies in 2000 and 1999 respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 2000, 1999 and 1998 was $3.2 million, $3.1 million and $3.0 million, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

On January 1, 1998, substantially all of the defined benefit and defined contribution 401(k) plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

11.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................   $ 66.8     $ 84.0
Service cost................................................      1.9        2.9
Interest cost...............................................      4.9        4.6
Actuarial losses (gains)....................................      5.6      (21.2)
Benefits paid...............................................     (3.7)      (3.5)
                                                               ------     ------
  Accumulated postretirement benefit obligation at end of
    year....................................................     75.5       66.8
                                                               ------     ------
Fair value of plan assets at end of year....................    --         --
                                                               ------     ------
Funded status of the plan...................................    (75.5)     (66.8)
Unamortized prior service cost..............................     (7.6)      (9.8)
Unrecognized net actuarial gains............................     (7.7)     (13.8)
                                                               ------     ------
  Accumulated postretirement benefit costs..................   $(90.8)    $(90.4)
                                                               ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Service cost................................................   $  1.9     $  2.9     $  3.1
Interest cost...............................................      4.9        4.6        5.1
Recognized net actuarial (gain)loss.........................     (0.5)       0.1        0.1
Amortization of prior service cost..........................     (2.2)      (2.3)      (2.4)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  4.1     $  5.3     $  5.9
                                                               ======     ======     ======

The Company allocated approximately $1.2 million and $1.1 million of the net periodic postretirement cost to its affiliated companies in 2000 and 1999 respectively.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $3.9 million and $4.6 million in 2000 and 1999, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 2000, health care costs were assumed to increase 8.5% in 2001, declining thereafter until the ultimate rate of 5.5% is reached in 2007 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2000 by $4.8 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $0.5 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2000 by $4.2 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $0.4 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7.75% at December 31, 2000 and 1999, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the postretirement medical and death benefits plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

12.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner (" the Commissioner ") , to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. During 2000 and 1999, no dividends were declared by FAFLIC to AFC. During 1998, FAFLIC paid dividends of $50.0 million to AFC. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commissioner and may require AFC to make additional capital contributions to FAFLIC.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

13.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs, such as long-term and short-term funding agreements. Short-term funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. Long-term funding agreements are investment contracts issued to various business or charitable trusts, which are used to support debt issued by the trust to foreign and domestic institutional buyers, such as banks, insurance companies and pension plans. These funding agreements have long maturities and may be issued with a fixed or variable interest rate based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................   $--       $1,075.2   $2,220.8
  Asset Accumulation
    Allmerica Financial Services............................    855.2       797.0      721.2
    Allmerica Asset Management..............................    137.8       144.5      121.7
                                                               ------    --------   --------
        Subtotal............................................    993.0       941.5      842.9
                                                               ------    --------   --------
  Corporate.................................................    --            0.4        2.3
  Intersegment revenues.....................................    --           (0.8)      (7.6)
                                                               ------    --------   --------
    Total segment revenues including Closed Block...........    993.0     2,016.3    3,058.4
                                                               ------    --------   --------
  Adjustment to segment revenues:
      Adjustment for Closed Block...........................    (97.2)      (92.1)     (98.4)
      Net realized gains....................................    (62.4)      100.3       60.9
                                                               ------    --------   --------
  Total revenues............................................   $833.4    $2,024.5   $3,020.9
                                                               ======    ========   ========

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2000       1999       1998
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................     $--       $   85.1   $  149.7
  Asset Accumulation
    Allmerica Financial Services..............................      224.4       207.1      169.0
    Allmerica Asset Management................................       17.3        21.3       23.7
                                                                   ------    --------   --------
        Subtotal..............................................      241.7       228.4      192.7
                                                                   ------    --------   --------
  Corporate...................................................      (30.5)      (38.6)     (45.2)
                                                                   ------    --------   --------
    Segment income before income taxes and minority interest...     211.2       274.9      297.2
                                                                   ------    --------   --------
  Adjustments to segment income:
    Net realized investment gains, net of amortization........      (57.5)      106.1       52.2
    Sales practice litigation expense.........................      --          --         (31.0)
    Restructuring costs.......................................      (11.0)      --          (9.0)
    Other items...............................................      --          --          (0.8)
                                                                   ------    --------   --------
  Income before taxes and minority interest...................     $142.7    $  381.0   $  308.6
                                                                   ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31
(IN MILLIONS)                                     2000        1999          2000           1999
-------------                                   ---------   ---------   ------------   ------------
                                                 IDENTIFIABLE ASSETS    DEFERRED ACQUISITION COSTS
Risk Management...............................  $   462.6   $   542.0    $     3.3      $     6.0
Asset Accumulation
  Allmerica Financial Services................   23,132.3    23,410.7      1,409.8        1,213.1
  Allmerica Asset Management..................    2,221.3     1,381.1          0.2            0.4
                                                ---------   ---------    ---------      ---------
      Total...................................  $25,816.2   $25,333.8    $ 1,413.3      $ 1,219.5
                                                =========   =========    =========      =========

14.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $11.7 million, $22.2 million and $34.9 million in 2000, 1999, and 1998, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2000, future minimum rental payments under non-cancelable operating leases were approximately $34.6 million, payable as follows: 2001 -- $16.2 million; 2002 -- $8.5 million; 2003 -- $6.0 million; 2004 -- $2.9 million, and $1.0 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2001.

15.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT DURATION AND LONG DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement (See Note 4). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company was subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company was required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

private insurers. These market mechanisms and pooling arrangements included the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999 and 1998 were $20.4 million and $21.4 million and $38.1 million and $32.3million respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999 and 1998 of $1.8 million and $30.6 million, $3.7 million and $18.0 million , respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................   $ 41.8    $   53.5   $   51.4
  Assumed...................................................      0.7         0.7        0.7
  Ceded.....................................................    (40.3)      (50.0)     (47.8)
                                                               ------    --------   --------
Net premiums................................................   $  2.2    $    4.2   $    4.3
                                                               ======    ========   ========
Property and casualty premiums written:
  Direct....................................................   $--       $1,089.0   $1,970.4
  Assumed...................................................    --           27.3       58.8
  Ceded.....................................................    --         (135.4)     (74.1)
                                                               ------    --------   --------
Net premiums................................................   $--       $  980.9   $1,955.1
                                                               ======    ========   ========
Property and casualty premiums earned:
  Direct....................................................   $--       $1,047.3   $1,966.8
  Assumed...................................................    --           30.3       64.5
  Ceded.....................................................    --         (127.3)     (66.1)
                                                               ------    --------   --------
Net premiums................................................   $--       $  950.3   $1,965.2
                                                               ======    ========   ========
Life insurance and other individual policy benefits, claims,
  Losses and loss adjustment expenses:
  Direct....................................................   $361.5    $  391.9   $  359.5
  Assumed...................................................      0.3         0.1        0.3
  Ceded.....................................................    (35.4)      (39.2)     (49.5)
                                                               ------    --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................   $326.4    $  352.8   $  310.3
                                                               ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Property and casualty benefits, claims, losses and loss
  Adjustment expenses:
  Direct....................................................   $--       $  805.6   $1,588.2
  Assumed...................................................                 25.9       62.7
  Ceded.....................................................               (128.0)    (158.2)
                                                               ------    --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................   $--       $  703.5   $1,492.7
                                                               ======    ========   ========

16.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $1,219.5   $1,161.2   $  965.5
Acquisition expenses deferred...............................     297.5      419.2      638.2
Amortized to expense during the year........................     (81.8)    (240.9)    (449.6)
Adjustment for discontinued operations......................      (2.7)       3.4       (0.2)
Adjustment to equity during the year........................     (19.2)      39.3        7.3
Adjustment due to distribution of subsidiaries..............     --        (162.7)     --
                                                              --------   --------   --------
Balance at end of year......................................  $1,413.3   $1,219.5   $1,161.2
                                                              ========   ========   ========

17.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $520.7 million and $601.3 million at December 31, 2000 and 1999, respectively. Accident and health claim liabilities were re-estimated for all prior years and were decreased by $18.6 million in 2000 and increased by $51.2 million in 1999. The decrease in 2000 primarily resulted from the Company's entrance into a reinsurance agreement which provided for the cession of the Company's long-term group disability reserves, partially offset by reserve strengthening in the reinsurance pool business. The 1999 increase resulted from the Company's reserve strengthening primarily in the EBS and reinsurance pool business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The table below provides a reconciliation of the beginning and ending reserves for unpaid losses and LAE relating to the Company's property and casualty business prior to the AFC corporate reorganization.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999        1998
-------------                                                 ---------   --------
Reserve for losses and LAE, beginning of the year...........  $ 2,597.3   $2,615.4
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year..........      795.6    1,609.0
  Decrease in provision for insured events of prior years...      (96.1)    (127.2)
                                                              ---------   --------
Total incurred losses and LAE...............................      699.5    1,481.8
                                                              ---------   --------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................      342.1      871.9
  Losses and LAE attributable to insured events of prior
    years...................................................      424.2      643.0
                                                              ---------   --------
Total payments                                                    766.3    1,514.9
                                                              ---------   --------
Change in reinsurance recoverable on unpaid losses..........       44.3       15.0
Distribution of subsidiaries................................   (2,574.8)     --
                                                              ---------   --------
Reserve for losses and LAE, end of year.....................  $  --       $2,597.3
                                                              =========   ========

As part of an ongoing process, the reserves were re-estimated for all prior accident years and were decreased by $96.1 million and $127.2 million in 1999 and 1998 respectively, reflecting increased favorable development on reserves for both losses and loss adjustment expenses.

Favorable development on prior years' loss reserves was $52.0 million and $58.9 million for the years ended December 31, 1999 and 1998 respectively. Favorable development on prior year's loss adjustment expense reserves was $44.1 million and $68.3 million prior to the AFC corporate reorganization in 1999 and for the year ended December 31, 1998. The increase in favorable development 1998 was primarily attributable to claims process improvement initiatives taken by the Company. The Company has lowered claim settlement costs through increased utilization of in-house attorneys and consolidation of claim offices.

This favorable development reflected the Company's reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Risk Management segment, the exposure to environmental liabilities was relatively small and therefore its reserves were relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the reserve for losses and LAE, were $49.9 million, net of reinsurance of $14.2 million in 1998. The Company does not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Company may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these outstanding claims were not significant, their existence gives rise to uncertainty and were discussed because of the possibility, however remote, that they may become significant. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims were adequate. In addition, the Company is not aware of any litigation or pending

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

18.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected in the Consolidated Balance Sheets as of December 31, 2000 and 1999. The Company's interest in Allmerica P&C was represented by ownership of 70.0% of the outstanding shares of common stock at December 31, 1998. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999 and for the year ended December 31, 1998.

19.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries, including FAFLIC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. FAFLIC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

20.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $322.6    $  180.7
  Life and Health Companies.................................    (43.6)     239.0        86.4

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $1,269.3
  Life and Health Companies.................................    528.5      590.1     1,164.1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Contractowners of Separate Account KG of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account KG of First Allmerica Financial Life Insurance Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 16, 2001

                               SEPARATE ACCOUNT KG

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2000

                                                                          SMALL           SMALL        CONTRARIAN
                                                                        CAP VALUE       CAP GROWTH        VALUE       INTERNATIONAL
                                                                      --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $      749,252  $      995,897  $    2,104,677  $      747,888
Investments in shares of Scudder Variable Life Investment Fund .....               -               -               -               -
Investments in shares of The Alger American Fund ...................               -               -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............               -               -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -               -               -               -
Investments in shares of Janus Aspen Series ........................               -               -               -               -
Investments in shares of Warburg Pincus Trust ......................               -               -               -               -
Investment income receivable .......................................               -               -               -               -
                                                                      --------------  --------------  --------------  --------------
    Total  assets ..................................................         749,252         995,897       2,104,677         747,888
                                                                      --------------  --------------  --------------  --------------

LIABILITIES:                                                                       -               -               -               -
                                                                      --------------  --------------  --------------  --------------
    Net assets .....................................................  $      749,252  $      995,897  $    2,104,677  $      747,888
                                                                      ==============  ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $      749,252  $      995,897  $    2,104,677  $      747,888
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................               -               -               -               -
                                                                      --------------  --------------  --------------  --------------
                                                                      $      749,252  $      995,897  $    2,104,677  $      747,888
                                                                      ==============  ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................         820,959         741,253       1,740,355         656,422
Net asset value per unit, December 31, 2000 ........................  $     0.912654  $     1.343532  $     1.209338  $     1.139341

                                                                         GROWTH       VALUE+GROWTH     HORIZON 20+
                                                                      --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $    2,153,392  $    2,273,648  $       66,966
Investments in shares of Scudder Variable Life Investment Fund .....               -               -               -
Investments in shares of The Alger American Fund ...................               -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............               -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -               -               -
Investments in shares of Janus Aspen Series ........................               -               -               -
Investments in shares of Warburg Pincus Trust ......................               -               -               -
Investment income receivable .......................................               -               -               -
                                                                      --------------  --------------  --------------
    Total  assets ..................................................       2,153,392       2,273,648          66,966
                                                                      --------------  --------------  --------------

LIABILITIES:                                                                       -               -               -
                                                                      --------------  --------------  --------------
    Net assets .....................................................  $    2,153,392  $    2,273,648  $       66,966
                                                                      ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $    2,153,392  $    2,273,648  $       66,966
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................               -               -               -
                                                                      --------------  --------------  --------------
                                                                      $    2,153,392  $    2,273,648  $       66,966
                                                                      ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................       1,806,156       1,835,549          63,467
Net asset value per unit, December 31, 2000 ........................  $     1.192251  $     1.238675  $     1.055141

                                                                          TOTAL
                                                                          RETURN        HORIZON 10+      HORIZON 5
                                                                      --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $    3,766,023  $      915,414  $      250,494
Investments in shares of Scudder Variable Life Investment Fund .....               -               -               -
Investments in shares of The Alger American Fund ...................               -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............               -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -               -               -
Investments in shares of Janus Aspen Series ........................               -               -               -
Investments in shares of Warburg Pincus Trust ......................               -               -               -
Investment income receivable .......................................               -               -               -
                                                                      --------------  --------------  --------------
    Total  assets ..................................................       3,766,023         915,414         250,494
                                                                      --------------  --------------  --------------

LIABILITIES:                                                                       -               -               -
                                                                      --------------  --------------  --------------
    Net assets .....................................................  $    3,766,023  $      915,414  $      250,494
                                                                      ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $    3,766,023  $      915,414  $      250,494
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................               -               -               -
                                                                      --------------  --------------  --------------
                                                                      $    3,766,023  $      915,414  $      250,494
                                                                      ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................       3,009,763         818,709         223,801
Net asset value per unit, December 31, 2000 ........................  $     1.251269  $     1.118119  $     1.119274


   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT KG

                                DECEMBER 31, 2000

                                                                                        INVESTMENT     GOVERNMENT        MONEY
                                                                        HIGH YIELD      GRADE BOND     SECURITIES        MARKET
                                                                      --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $    2,217,232  $      989,371  $      747,785  $    2,109,538
Investments in shares of Scudder Variable Life Investment Fund .....               -               -               -               -
Investments in shares of The Alger American Fund ...................               -               -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............               -               -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -               -               -               -
Investments in shares of Janus Aspen Series ........................               -               -               -               -
Investments in shares of Warburg Pincus Trust ......................               -               -               -               -
Investment income receivable .......................................               -               -               -           5,726
                                                                      --------------  --------------  --------------  --------------
    Total  assets ..................................................       2,217,232         989,371         747,785       2,115,264
                                                                      --------------  --------------  --------------  --------------

LIABILITIES:                                                                       -               -               -               -
                                                                      --------------  --------------  --------------  --------------
    Net assets .....................................................  $    2,217,232  $      989,371  $      747,785  $    2,115,264
                                                                      ==============  ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $    2,217,232  $      989,371  $      747,785  $    2,115,264
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................               -               -               -               -
                                                                      --------------  --------------  --------------  --------------
                                                                      $    2,217,232  $      989,371  $      747,785  $    2,115,264
                                                                      ==============  ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................       2,433,276         884,651         649,910       1,886,245
Net asset value per unit, December 31, 2000 ........................  $     0.911213  $     1.118374  $     1.150598  $     1.121415

                                                                                                        KVS DREMAN
                                                                         STRATEGIC         BLUE         FINANCIAL
                                                                         INCOME(a)         CHIP        SERVICES(a)
                                                                      --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $      118,969  $    5,321,906  $      617,631
Investments in shares of Scudder Variable Life Investment Fund .....               -               -               -
Investments in shares of The Alger American Fund ...................               -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............               -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -               -               -
Investments in shares of Janus Aspen Series ........................               -               -               -
Investments in shares of Warburg Pincus Trust ......................               -               -               -
Investment income receivable .......................................               -               -               -
                                                                      --------------  --------------  --------------
    Total  assets ..................................................         118,969       5,321,906         617,631
                                                                      --------------  --------------  --------------

LIABILITIES:                                                                       -               -               -
                                                                      --------------  --------------  --------------
    Net assets .....................................................  $      118,969  $    5,321,906  $      617,631
                                                                      ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $      118,969  $    5,321,906  $      617,631
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................               -               -               -
                                                                      --------------  --------------  --------------
                                                                      $      118,969  $    5,321,906  $      617,631
                                                                      ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................         113,605       3,822,050         467,346
Net asset value per unit, December 31, 2000 ........................  $     1.047214  $     1.392422  $     1.321570

                                                                       KVS DREMAN
                                                                           HIGH               NEW           GLOBAL
                                                                      RETURN EQUITY(a)     EUROPE(a)       BLUE CHIP
                                                                      ----------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $      2,305,303  $      505,171  $      879,487
Investments in shares of Scudder Variable Life Investment Fund .....                 -               -               -
Investments in shares of The Alger American Fund ...................                 -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............                 -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................                 -               -               -
Investments in shares of Janus Aspen Series ........................                 -               -               -
Investments in shares of Warburg Pincus Trust ......................                 -               -               -
Investment income receivable .......................................                 -               -               -
                                                                      ----------------  --------------  --------------
    Total  assets ..................................................         2,305,303         505,171         879,487
                                                                      ----------------  --------------  --------------

LIABILITIES:                                                                         -               -               -
                                                                      ----------------  --------------  --------------
    Net assets .....................................................  $      2,305,303  $      505,171  $      879,487
                                                                      ================  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $      2,305,303  $      505,171  $      879,487
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................                 -               -               -
                                                                      ----------------  --------------  --------------
                                                                      $      2,305,303  $      505,171  $      879,487
                                                                      ================  ==============  ==============

Units outstanding, December 31, 2000 ...............................         1,773,352         468,353         708,962
Net asset value per unit, December 31, 2000 ........................  $       1.299969  $     1.078612  $     1.240528

(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT KG

                                DECEMBER 31, 2000

                                                                                                                       KVS FOCUSED
                                                                        AGGRESSIVE     TECHNOLOGY       KVS INDEX       LARGE CAP
                                                                          GROWTH         GROWTH          500(a)          GROWTH
                                                                      --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $      564,911  $    2,735,299  $    1,068,577  $      115,493
Investments in shares of Scudder Variable Life Investment Fund .....               -               -               -               -
Investments in shares of The Alger American Fund ...................               -               -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............               -               -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -               -               -               -
Investments in shares of Janus Aspen Series ........................               -               -               -               -
Investments in shares of Warburg Pincus Trust ......................               -               -               -               -
Investment income receivable .......................................               -               -               -               -
                                                                      --------------  --------------  --------------  --------------
    Total  assets ..................................................         564,911       2,735,299       1,068,577         115,493
                                                                      --------------  --------------  --------------  --------------

LIABILITIES:                                                                       -               -               -               -
                                                                      --------------  --------------  --------------  --------------
    Net assets .....................................................  $      564,911  $    2,735,299  $    1,068,577  $      115,493
                                                                      ==============  ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $      564,911  $    2,735,299  $    1,068,577  $      115,493
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................               -               -               -               -
                                                                      --------------  --------------  --------------  --------------
                                                                      $      564,911  $    2,735,299  $    1,068,577  $      115,493
                                                                      ==============  ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................         434,983       2,009,149       1,103,465         100,514
Net asset value per unit, December 31, 2000 ........................  $     1.298697  $     1.361422  $     0.968384  $     1.149028

                                                                            KVS            KVS          SCUDDER
                                                                           GROWTH         GROWTH      INTERNATIONAL
                                                                       OPPORTUNITIES    AND INCOME      CLASS A(a)
                                                                      --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $    1,015,220  $      850,865      $        -
Investments in shares of Scudder Variable Life Investment Fund .....               -               -         755,386
Investments in shares of The Alger American Fund ...................               -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............               -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -               -               -
Investments in shares of Janus Aspen Series ........................               -               -               -
Investments in shares of Warburg Pincus Trust ......................               -               -               -
Investment income receivable .......................................               -               -               -
                                                                      --------------  --------------  --------------
    Total  assets ..................................................       1,015,220         850,865         755,386
                                                                      --------------  --------------  --------------

LIABILITIES:                                                                       -               -               -
                                                                      --------------  --------------  --------------
    Net assets .....................................................  $    1,015,220  $      850,865  $      755,386
                                                                      ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $    1,015,220  $      850,865  $      755,386
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................               -               -               -
                                                                      --------------  --------------  --------------
                                                                      $    1,015,220  $      850,865  $      755,386
                                                                      ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................       1,000,730         828,629         584,178
Net asset value per unit, December 31, 2000 ........................  $     1.014479  $     1.026835  $     1.293075

                                                                         SCUDDER         SCUDDER         SCUDDER
                                                                          GLOBAL         CAPITAL         GROWTH
                                                                        DISCOVERY        GROWTH         AND INCOME
                                                                        CLASS A(a)      CLASS A(a)      CLASS A(a)
                                                                      --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $            -  $            -  $            -
Investments in shares of Scudder Variable Life Investment Fund .....         382,665       1,116,859       1,063,006
Investments in shares of The Alger American Fund ...................               -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............               -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -               -               -
Investments in shares of Janus Aspen Series ........................               -               -               -
Investments in shares of Warburg Pincus Trust ......................               -               -               -
Investment income receivable .......................................               -               -               -
                                                                      --------------  --------------  --------------
    Total  assets ..................................................         382,665       1,116,859       1,063,006
                                                                      --------------  --------------  --------------
LIABILITIES:                                                                       -               -               -
                                                                      --------------  --------------  --------------
    Net assets .....................................................  $      382,665  $    1,116,859  $    1,063,006
                                                                      ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $      382,665  $    1,116,859  $    1,063,006
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................               -               -               -
                                                                      --------------  --------------  --------------
                                                                      $      382,665  $    1,116,859  $    1,063,006
                                                                      ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................         290,247         804,671         954,863
Net asset value per unit, December 31, 2000 ........................  $     1.318414  $     1.387971  $     1.113255

(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT KG

                                DECEMBER 31, 2000

                                                                          SCUDDER         ALGER
                                                                        21ST CENTURY     AMERICAN         ALGER
                                                                          GROWTH        LEVERAGED       AMERICAN
                                                                          CLASS A         ALLCAP         BALANCED
                                                                      --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $            -  $            -  $            -
Investments in shares of Scudder Variable Life Investment Fund .....         100,634               -               -
Investments in shares of The Alger American Fund ...................               -         350,206         424,874
Investment in shares of Dreyfus Investment Portfolios ..............               -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -               -               -
Investments in shares of Janus Aspen Series ........................               -               -               -
Investments in shares of Warburg Pincus Trust ......................               -               -               -
Investment income receivable .......................................               -               -               -
                                                                      --------------  --------------  --------------
    Total  assets ..................................................         100,634         350,206         424,874
                                                                      --------------  --------------  --------------

LIABILITIES:                                                                       -               -               -
                                                                      --------------  --------------  --------------
    Net assets .....................................................  $      100,634  $      350,206  $      424,874
                                                                      ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $      100,634  $      350,206  $      424,874
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................               -               -               -
                                                                      --------------  --------------  --------------
                                                                      $      100,634  $      350,206  $      424,874
                                                                      ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................         128,310         394,845         418,809
Net asset value per unit, December 31, 2000 ........................  $     0.784305  $     0.886945  $     1.014481

                                                                                         DREYFUS
                                                                         DREYFUS        SOCIALLY         JANUS
                                                                          MIDCAP       RESPONSIBLE       ASPEN
                                                                          STOCK          GROWTH         GROWTH(b)
                                                                      --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $            -  $            -  $            -
Investments in shares of Scudder Variable Life Investment Fund .....               -               -               -
Investments in shares of The Alger American Fund ...................               -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............         529,893               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -         720,963               -
Investments in shares of Janus Aspen Series ........................               -               -           2,068
Investments in shares of Warburg Pincus Trust ......................               -               -               -
Investment income receivable .......................................               -               -               -
                                                                      --------------  --------------  --------------
    Total  assets ..................................................         529,893         720,963           2,068
                                                                      --------------  --------------  --------------

LIABILITIES:                                                                       -               -               -
                                                                      --------------  --------------  --------------
    Net assets .....................................................  $      529,893  $      720,963  $        2,068
                                                                      ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $      529,893  $      720,963      $        -
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................               -               -           2,068
                                                                      --------------  --------------  --------------
                                                                      $      529,893  $      720,963  $        2,068
                                                                      ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................         447,066         700,901           2,000
Net asset value per unit, December 31, 2000 ........................  $     1.185267  $     1.028623  $     1.034017

                                                                           JANUS         WARBURG          WARBURG
                                                                           ASPEN         PINCUS        PINCUS GLOBAL
                                                                          GROWTH        EMERGING       POST-VENTURE
                                                                       AND INCOME(b)     MARKETS         CAPITAL
                                                                      --------------  --------------  --------------
ASSETS:
Investments in shares of Kemper Variable Series ....................  $            -  $            -  $            -
Investments in shares of Scudder Variable Life Investment Fund .....               -               -               -
Investments in shares of The Alger American Fund ...................               -               -               -
Investment in shares of Dreyfus Investment Portfolios ..............               -               -               -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc. ................................................               -               -               -
Investments in shares of Janus Aspen Series ........................           2,383               -               -
Investments in shares of Warburg Pincus Trust ......................               -          24,316           5,667
Investment income receivable .......................................               -               -               -
                                                                      --------------  --------------  --------------
    Total  assets ..................................................           2,383          24,316           5,667
                                                                      --------------  --------------  --------------

LIABILITIES:                                                                       -               -               -
                                                                      --------------  --------------  --------------
    Net assets .....................................................  $        2,383  $       24,316  $        5,667
                                                                      ==============  ==============  ==============

Net asset distribution by category:
  Variable annuity contracts .......................................  $            -  $       22,820  $        4,159
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) .............................................           2,383           1,496           1,508
                                                                      --------------  --------------  --------------
                                                                      $        2,383  $       24,316  $        5,667
                                                                      ==============  ==============  ==============

Units outstanding, December 31, 2000 ...............................           2,000          32,503           7,517
Net asset value per unit, December 31, 2000 ........................  $     1.191294  $     0.748103  $     0.753874

(b) No longer available.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG

                            STATEMENTS OF OPERATIONS

                      For the Year Ended December 31, 2000


                                                                     SMALL            SMALL         CONTRARIAN
                                                                   CAP VALUE       CAP GROWTH          VALUE         INTERNATIONAL
                                                               --------------    --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends ................................................   $        3,162    $            -    $       49,921    $            -
                                                               --------------    --------------    --------------    --------------

EXPENSES:
  Mortality and expense risk fees ..........................            7,976            13,759            22,115            10,114
  Administrative expense fees ..............................              958             1,651             2,654             1,213
                                                               --------------    --------------    --------------    --------------
    Total expenses .........................................            8,934            15,410            24,769            11,327
                                                               --------------    --------------    --------------    --------------
    Net investment income (loss) ...........................           (5,772)          (15,410)           25,152           (11,327)
                                                               --------------    --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .......                -            92,989           324,487           115,529
  Net realized gain (loss) from sales of investments .......            2,442            53,054          (131,938)           (1,729)
                                                               --------------    --------------    --------------    --------------
  Net realized gain (loss)  ................................            2,442           146,043           192,549           113,800
  Net unrealized gain (loss) ...............................           28,688          (241,937)           46,344          (291,903)
                                                               --------------  ----------------    --------------  ----------------
    Net realized and unrealized gain (loss) ................           31,130           (95,894)          238,893          (178,103)
                                                               --------------  ----------------    --------------  ----------------
    Net increase (decrease) in net assets from operations ..   $       25,358    $     (111,304)   $      264,045  $       (189,430)
                                                               ==============    ==============    ==============  ================

                                                                 GROWTH      VALUE+GROWTH    HORIZON 20+
                                                               ----------    ------------    ----------
INVESTMENT INCOME:
  Dividends ...............................................    $        -    $     11,808    $    2,940
                                                               ----------    ------------    ----------

EXPENSES:
  Mortality and expense risk fees .........................        30,023         28,169          1,532
  Administrative expense fees .............................         3,603          3,380            184
                                                               ----------    ------------    ----------
    Total expenses ........................................        33,626         31,549          1,716
                                                               ----------    ------------    ----------
    Net investment income (loss) ..........................       (33,626)       (19,741)         1,224
                                                               ----------    ------------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ......       206,330        200,741         15,188
  Net realized gain (loss) from sales of investments ......         4,697         14,183         (8,649)
                                                               ----------    ------------    ----------
  Net realized gain (loss) ................................       211,027        214,924          6,539
    Net unrealized gain (loss) ............................      (729,695)      (320,097)       (18,411)
                                                               ----------    ------------    ----------
   Net realized and unrealized gain (loss) ................      (518,668)      (105,173)       (11,872)
                                                               ----------    ------------    ----------
    Net increase (decrease) in net assets from operations..    $ (552,294)   $  (124,914)    $  (10,648)
                                                               ==========    ===========     ==========

                                                                  TOTAL
                                                                 RETURN       HORIZON 10+    HORIZON 5
                                                                ---------    ------------    ---------
INVESTMENT INCOME:
  Dividends ...............................................     $ 116,222      $  32,299      $   8,268
                                                                ---------      ---------      ---------

EXPENSES:
  Mortality and expense risk fees .........................        46,299         13,378          2,950
  Administrative expense fees .............................         5,555          1,606            354
                                                                ---------      ---------      ---------
    Total expenses ........................................        51,854         14,984          3,304
                                                                ---------      ---------      ---------
    Net investment income (loss) ..........................        64,368         17,315          4,964
                                                                ---------      ---------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ......       174,334         80,747          9,922
  Net realized gain (loss) from sales of investments ......         7,526          2,520            572
                                                                ---------      ---------      ---------
  Net realized gain (loss)  ...............................       181,860         83,267         10,494
  Net unrealized gain (loss) ..............................      (391,469)      (171,399)       (19,106)
                                                                ---------      ---------      ----------
    Net realized and unrealized gain (loss) ...............      (209,609)       (88,132)        (8,612)
                                                                ---------      ---------      ---------
    Net increase (decrease) in net assets from operations..     $(145,241)     $ (70,817)     $  (3,648)
                                                                =========      =========      =========


The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG

                      For the Year Ended December 31, 2000

                                                                                INVESTMENT        GOVERNMENT           MONEY
                                                               HIGH YIELD       GRADE BOND        SECURITIES          MARKET
                                                              --------------  ----------------  ----------------   --------------
INVESTMENT INCOME:
  Dividends ................................................. $      317,592  $       39,820    $       44,265      $      139,294
                                                              --------------  --------------    --------------      --------------

EXPENSES:
  Mortality and expense risk fees ...........................         31,705           9,848             8,373              29,609
  Administrative expense fees ...............................          3,805           1,181             1,004               3,553
                                                              --------------  --------------    --------------      --------------
    Total expenses ..........................................         35,510          11,029             9,377              33,162
                                                              --------------  --------------    --------------      --------------
    Net investment income (loss)  ...........................        282,082          28,791            34,888             106,132
                                                              --------------  --------------    --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........              -               -                 -                   -
  Net realized gain (loss) from sales of investments ........       (100,033)         (2,351)          (11,844)                  -
                                                              --------------  --------------    --------------      --------------
  Net realized gain (loss)  .................................       (100,033)         (2,351)          (11,844)                  -
  Net unrealized gain (loss)  ...............................       (434,458)         40,579            35,999                   -
                                                              --------------  --------------    --------------      --------------
    Net realized and unrealized gain (loss) .................       (534,491)         38,228            24,155                   -
                                                              --------------  --------------    --------------      --------------
    Net increase (decrease) in net assets from operations ... $     (252,409) $       67,019    $       59,043      $      106,132
                                                              ==============  ==============    ==============      ==============

                                                                                                           KVS DREMAN
                                                                     STRATEGIC          BLUE                FINANCIAL
                                                                      INCOME(a)         CHIP               SERVICES(a)
                                                                  --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends .................................................     $        1,304      $       19,532      $        5,089
                                                                  --------------      --------------      --------------

EXPENSES:
  Mortality and expense risk fees ...........................                862              65,326               5,329
  Administrative expense fees ...............................                103               7,839                 639
                                                                  --------------      --------------      --------------
    Total expenses ..........................................                965              73,165               5,968
                                                                  --------------      --------------      --------------
    Net investment income (loss) ............................                339             (53,633)               (879)
                                                                  --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........                  -                   -                 679
  Net realized gain (loss) from sales of investments ........             (1,970)             56,998              10,203
                                                                  --------------      --------------      --------------
  Net realized gain (loss)  .................................             (1,970)             56,998              10,882
  Net unrealized gain (loss)  ...............................              2,938            (483,643)            100,267
                                                                  --------------      --------------      --------------
    Net realized and unrealized gain (loss) .................                968            (426,645)            111,149
                                                                  --------------      --------------      --------------
    Net increase (decrease) in net assets from operations ...     $        1,307      $     (480,278)     $      110,270
                                                                  ==============      ==============      ==============

                                                                   KVS DREMAN
                                                                       HIGH             NEW              GLOBAL
                                                                  RETURN EQUITY(a)    EUROPE(a)         BLUE CHIP
                                                                  ---------------   -------------  ---------------
INVESTMENT INCOME:
  Dividends .................................................     $       37,279     $          862     $          -
                                                                  --------------     --------------     ------------

EXPENSES:
  Mortality and expense risk fees ...........................             22,421              4,406            8,590
  Administrative expense fees ...............................              2,691                529            1,031
                                                                  --------------     --------------     ------------
    Total expenses ..........................................             25,112              4,935            9,621
                                                                  --------------     --------------     ------------
    Net investment income (loss) ............................             12,167             (4,073)          (9,621)
                                                                  --------------     --------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor ........             93,199                862            7,166
  Net realized gain (loss) from sales of investments ........           (102,191)            (1,094)           7,500
                                                                  --------------     --------------     ------------
  Net realized gain (loss) ..................................             (8,992)              (232)          14,666
  Net unrealized gain (loss) ................................            445,273            (16,039)         (31,363)
                                                               -----------------    ----------------    ------------
    Net realized and unrealized gain (loss)  ................            436,281            (16,271)         (16,697)
                                                               -----------------    ----------------    ------------
    Net increase (decrease) in net assets from operations ...     $      448,448     $      (20,344)    $    (26,318)
                                                                  ==============    ===============     ============

(a) Name changed.  See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG

                      For the Year Ended December 31, 2000

                                                                                                                      KVS FOCUSED
                                                                  AGGRESSIVE       TECHNOLOGY          KVS INDEX       LARGE CAP
                                                                   GROWTH            GROWTH             500(a)           GROWTH
                                                               --------------     --------------    --------------    -------------
INVESTMENT INCOME:
  Dividends ................................................   $            -       $         -     $         2,141  $            -
                                                               --------------     --------------     --------------  --------------

EXPENSES:
  Mortality and expense risk fees ..........................            4,915             34,687              8,218           1,027
  Administrative expense fees ..............................              590              4,162                986             123
                                                               --------------     --------------     --------------  --------------
    Total expenses .........................................            5,505             38,849              9,204           1,150
                                                               --------------     --------------     --------------  --------------
    Net investment income (loss) ...........................           (5,505)           (38,849)            (7,063)         (1,150)
                                                               --------------     --------------     --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .......            1,738             12,368              2,141           1,707
  Net realized gain (loss) from sales of investments .......              616             63,410                682            (251)
                                                               --------------     --------------     --------------  --------------
  Net realized gain (loss) .................................            2,354             75,778              2,823           1,456
  Net unrealized gain (loss) ...............................          (63,976)        (1,022,935)           (83,264)        (18,368)
                                                               --------------     --------------     --------------  --------------
    Net realized and unrealized gain (loss) ................          (61,622)          (947,157)           (80,441)        (16,912)
                                                               --------------     --------------     --------------  --------------
    Net increase (decrease) in net assets from operations ..   $      (67,127)    $     (986,006)    $      (87,504) $      (18,062)
                                                               ==============     ==============     ==============  ==============

                                                                      KVS                 KVS               SCUDDER
                                                                     GROWTH             GROWTH            INTERNATIONAL
                                                                  OPPORTUNITIES        AND INCOME          CLASS A(a)
                                                                 --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ................................................     $            -      $            -      $        3,049
                                                                 --------------      --------------      --------------

EXPENSES:
  Mortality and expense risk fees ..........................              5,740               4,302               8,615
  Administrative expense fees ..............................                689                 516               1,034
                                                                 --------------      --------------      --------------
    Total expenses .........................................              6,429               4,818               9,649
                                                                 --------------      --------------      --------------
    Net investment income (loss) ...........................             (6,429)             (4,818)             (6,600)
                                                                 --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .......                  -                 696              61,997
  Net realized gain (loss) from sales of investments .......             (2,376)               (252)            (11,933)
                                                                 --------------      --------------      --------------
  Net realized gain (loss) .................................             (2,376)                444              50,064
  Net unrealized gain (loss) ...............................           (169,504)            (70,663)           (215,545)
                                                                 --------------      --------------      --------------
    Net realized and unrealized gain (loss) ................           (171,880)            (70,219)           (165,481)
                                                                 --------------      --------------      --------------
    Net increase (decrease) in net assets from operations ..     $     (178,309)     $      (75,037)     $     (172,081)
                                                                 ==============      ==============      ==============


                                                                      SCUDDER            SCUDDER            SCUDDER
                                                                       GLOBAL            CAPITAL            GROWTH
                                                                     DISCOVERY           GROWTH           AND INCOME
                                                                    CLASS A(a)         CLASS A(a)          CLASS A(a)
                                                                 ---------------     --------------      -------------
INVESTMENT INCOME:
  Dividends ................................................     $        2,578      $        4,005      $       10,438
                                                                 --------------      --------------      --------------

EXPENSES:
  Mortality and expense risk fees ..........................              4,118              18,450              11,261
  Administrative expense fees ..............................                495               2,214               1,352
                                                                 --------------      --------------      --------------
    Total expenses .........................................              4,613              20,664              12,613
                                                                 --------------      --------------      --------------
    Net investment income (loss) ...........................             (2,035)            (16,659)             (2,175)
                                                                 --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .......             15,471             196,803              13,805
  Net realized gain (loss) from sales of investments .......            (23,914)             24,259             (15,729)
                                                                 --------------      --------------      --------------
  Net realized gain (loss) .................................             (8,443)            221,062              (1,924)
  Net unrealized gain (loss) ...............................            (60,462)           (326,973)            (50,508)
                                                                 --------------      --------------      --------------
    Net realized and unrealized gain (loss) ................            (68,905)           (105,911)            (52,432)
                                                                 --------------      --------------      --------------
    Net increase (decrease) in net assets from operations ..     $      (70,940)     $     (122,570)     $      (54,607)
                                                                 ==============      ==============      ==============

(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT KG

                      For the Year Ended December 31, 2000

                                                                     SCUDDER              ALGER
                                                                   21ST CENTURY          AMERICAN            ALGER
                                                                      GROWTH            LEVERAGED          AMERICAN
                                                                     CLASS A*             ALLCAP           BALANCED
                                                                 --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ................................................     $            -      $            -      $          663
                                                                 --------------      --------------      --------------

EXPENSES:
  Mortality and expense risk fees ..........................                189               2,764               2,162
  Administrative expense fees ..............................                 23                 332                 259
                                                                 --------------      --------------      --------------
    Total expenses .........................................                212               3,096               2,421
                                                                 --------------      --------------      --------------
    Net investment income (loss) ...........................               (212)             (3,096)             (1,758)
                                                                 --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .......                  -              13,731               6,324
  Net realized gain (loss) from sales of investments .......               (204)             (6,498)               (356)
                                                                 --------------      --------------      --------------
  Net realized gain (loss) .................................               (204)              7,233               5,968
  Net unrealized gain (loss) ...............................            (10,620)           (117,515)            (29,807)
                                                                 --------------      --------------      --------------
    Net realized and unrealized gain (loss) ................            (10,824)           (110,282)            (23,839)
                                                                 --------------      --------------      --------------
    Net increase (decrease) in net assets from operations ..     $      (11,036)     $     (113,378)     $      (25,597)
                                                                 ==============      ==============      ==============


                                                                                        DREYFUS
                                                                     DREYFUS            SOCIALLY            JANUS
                                                                      MIDCAP           RESPONSIBLE          ASPEN
                                                                      STOCK              GROWTH            GROWTH(b)
                                                                 --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ................................................     $          819      $        5,848      $           58
                                                                 --------------      --------------      --------------

EXPENSES:
  Mortality and expense risk fees ..........................              2,224               3,813                  31
  Administrative expense fees ..............................                267                 457                   3
                                                                 --------------      --------------      --------------
    Total expenses .........................................              2,491               4,270                  34
                                                                 --------------      --------------      --------------
    Net investment income (loss) ...........................             (1,672)              1,578                  24
                                                                 --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .......              7,488                   -                 136
  Net realized gain (loss) from sales of investments .......                 94                 853                   5
                                                                 --------------      --------------      --------------
  Net realized gain (loss) .................................              7,582                 853                 141
  Net unrealized gain (loss) ...............................           (11,462)            (86,841)               (552)
                                                                 --------------      --------------      --------------
    Net realized and unrealized gain (loss)  ...............             (3,880)            (85,988)               (411)
                                                                 --------------      --------------      --------------
    Net increase (decrease) in net assets from operations ..     $       (5,552)     $      (84,410)     $         (387)
                                                                 ==============      ==============      ==============


                                                                   JANUS              WARBURG             WARBURG
                                                                   ASPEN               PINCUS           PINCUS GLOBAL
                                                                  GROWTH              EMERGING           POST-VENTURE
                                                                AND INCOME(b)          MARKETS*            CAPITAL*
                                                               --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ..............................................     $           63      $            -      $           -
                                                               --------------      --------------      --------------

EXPENSES:
  Mortality and expense risk fees ........................                 33                 168                  39
  Administrative expense fees ............................                  4                  20                   5
                                                               --------------      --------------      --------------
    Total expenses .......................................                 37                 188                  44
                                                               --------------      --------------      --------------
    Net investment income (loss) .........................                 26                (188)                (44)
                                                               --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .....                  -                 943                 724
  Net realized gain (loss) from sales of investments .....                 10                 (41)                (21)
                                                               --------------      --------------      --------------
  Net realized gain (loss) ...............................                 10                 902                 703
  Net unrealized gain (loss) .............................               (466)             (9,371)             (2,659)
                                                               --------------      --------------      --------------
    Net realized and unrealized gain (loss)  .............               (456)             (8,469)             (1,956)
                                                               --------------      --------------      --------------
    Net increase (decrease) in net assets from operations      $         (430)     $       (8,657)     $       (2,000)
                                                               ==============      ==============      ==============


* For the period 5/1/00 to 12/31/00.
(b) No longer available.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT KG
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SMALL CAP VALUE         SMALL CAP GROWTH
                                                                             YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,
                                                                             -----------------------  -----------------------
                                                                                 2000        1999       2000          1999
                                                                             ----------- -----------  ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................    $  (5,772)  $  (3,428)   $ (15,410)  $  (5,391)
     Net realized gain (loss)..............................................        2,442      (8,705)     146,043       4,981
     Net unrealized gain (loss)............................................       28,688       9,767     (241,937)    158,028
                                                                             ----------- -----------  ----------- -----------
     Net increase (decrease) in net assets from operations.................       25,358      (2,366)    (111,304)    157,618
                                                                             ----------- -----------  ----------- -----------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..................................................       47,749     111,981      248,760      79,438
    Withdrawals............................................................      (70,214)    (35,409)     (93,443)    (38,807)
    Contract benefits......................................................            -           -            -           -
    Contract charges.......................................................        (126)       (111)        (192)       (113)
    Transfers between sub-accounts (including fixed account), net..........      120,008    (106,701)     164,315     205,468
    Other transfers from (to) the General Account..........................        3,224      35,582       27,735      90,024
    Net increase (decrease) in investment by Sponsor.......................            -           -            -           -
                                                                             ----------- -----------  ----------- -----------
    Net increase (decrease) in net assets from contract transactions.......      100,641       5,342      347,175     336,010
                                                                             ----------- -----------  ----------- -----------
    Net increase (decrease) in net assets..................................      125,999       2,976      235,871     493,628

NET ASSETS:
  Beginning of year........................................................      623,253     620,277      760,026     266,398
                                                                              ----------- ----------   ----------  ----------
  End of year..............................................................    $ 749,252   $ 623,253    $ 995,897   $ 760,026
                                                                              =========== ==========   ==========  ==========

                                                                                   CONTRARIAN VALUE           INTERNATIONAL
                                                                               YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                               --------------------------  -----------------------
                                                                                   2000         1999          2000       1999
                                                                               ------------ -------------  ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................    $    25,152   $     7,201    $ (11,327)  $  (2,206)
     Net realized gain (loss)..............................................        192,549       161,925      113,800      55,519
     Net unrealized gain (loss)............................................         46,344      (455,682)    (291,903)    176,692
                                                                               ------------ -------------  ----------- -----------
     Net increase (decrease) in net assets from operations.................        264,045      (286,556)    (189,430)    230,005
                                                                               ------------ -------------  ----------- -----------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..................................................        127,492       689,040      190,907      78,812
    Withdrawals............................................................       (192,283)      (88,141)     (36,839)    (17,652)
    Contract benefits......................................................        (23,320)     (836,736)     (11,379)          -
    Contract charges.......................................................          (310)          (268)        (155)       (118)
    Transfers between sub-accounts (including fixed account), net..........        (45,023)     (167,925)       1,120      23,076
    Other transfers from (to) the General Account..........................        105,663       275,846        1,917      95,887
    Net increase (decrease) in investment by Sponsor.......................              -             -            -           -
                                                                               ------------ -------------  ----------- -----------
    Net increase (decrease) in net assets from contract transactions.......        (27,781)     (128,184)     145,571     180,005
                                                                               ------------ -------------  ----------- -----------
    Net increase (decrease) in net assets..................................        236,264      (414,740)     (43,859)    410,010

NET ASSETS:
  Beginning of year........................................................      1,868,413     2,283,153      791,747     381,737
                                                                               ------------ -------------  ----------- -----------
  End of year..............................................................    $ 2,104,677   $ 1,868,413    $ 747,888   $ 791,747
                                                                               ============ =============  =========== ===========

                                                                                          GROWTH
                                                                                 YEAR ENDED DECEMBER 31,
                                                                                ---------------------------
                                                                                    2000           1999
INCREASE (DECREASE) IN NET ASSETS:                                              ------------   ------------
   FROM OPERATIONS:
     Net investment income (loss)..........................................      $   (33,626)  $    (14,826)
     Net realized gain (loss)..............................................          211,027         17,517
     Net unrealized gain (loss)............................................         (729,695)       415,869
                                                                                ------------   ------------
     Net increase (decrease) in net assets from operations.................         (552,294)       418,560
                                                                                ------------   ------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..................................................          790,032        770,632
    Withdrawals............................................................          (51,835)       (69,516)
    Contract benefits......................................................          (71,536)             -
    Contract charges.......................................................             (459)          (204)
    Transfers between sub-accounts (including fixed account), net..........           79,577        241,173
    Other transfers from (to) the General Account..........................          (17,192)        51,237
    Net increase (decrease) in investment by Sponsor.......................                -              -
                                                                                ------------   ------------
    Net increase (decrease) in net assets from contract transactions.......          728,587        993,322
                                                                                ------------   ------------
    Net increase (decrease) in net assets..................................          176,293      1,411,882

NET ASSETS:
  Beginning of year........................................................        1,977,099        565,217
                                                                                -------------  ------------
  End of year..............................................................      $ 2,153,392   $  1,977,099
                                                                                =============  ============


   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT KG

                                                                                   VALUE+GROWTH                HORIZON 20+
                                                                                YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                                               -------------------------   -----------------------
                                                                                  2000          1999         2000         1999
                                                                               -----------  -----------   ----------    ---------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................   $   (19,741)  $   (13,397)   $   1,224    $    (649)
     Net realized gain (loss)..............................................       214,924        68,535        6,539          873
     Net unrealized gain (loss)............................................      (320,097)      199,664      (18,411)       7,415
                                                                               -----------  -----------   ----------    ---------
     Net increase (decrease) in net assets from operations.................      (124,914)      254,802      (10,648)       7,639
                                                                               -----------  -----------   ----------    ---------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..................................................       539,552       879,654        1,900      115,706
    Withdrawals............................................................      (191,098)      (91,231)     (94,493)     (32,291)
    Contract benefits......................................................       (20,631)           -            -            -
    Contract charges.......................................................          (573)         (276)         (41)         (19)
    Transfers between sub-accounts (including fixed account), net..........       (97,505)     (260,599)      21,638       19,408
    Other transfers from (to) the General Account..........................        41,405       115,033           (4)         480
    Net increase (decrease) in investment by Sponsor.......................             -            -            -            -
                                                                               -----------  -----------   ----------    ---------
    Net increase (decrease) in net assets from contract transactions.......       271,150       642,581      (71,000)     103,284
                                                                               -----------  -----------   ----------    ---------
    Net increase (decrease) in net assets..................................       146,236       897,383      (81,648)     110,923

NET ASSETS:
  Beginning of year........................................................     2,127,412     1,230,029      148,614       37,691
                                                                               -----------  -----------   ----------    ---------
  End of year..............................................................   $ 2,273,648   $ 2,127,412    $  66,966    $ 148,614
                                                                              ============  ===========   ==========    =========


                                                                                  TOTAL RETURN               HORIZON 10+
                                                                              YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                                             -----------------------    -----------------------
                                                                                 2000         1999          2000         1999
                                                                             -----------   ----------   ----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................  $    64,368  $    22,723   $   17,315   $     4,220
     Net realized gain (loss)..............................................      181,860      108,581       83,267         3,632
     Net unrealized gain (loss)............................................     (391,469)     207,037     (171,399)       66,525
                                                                             -----------  -----------   ----------   -----------
     Net increase (decrease) in net assets from operations.................     (145,241)     338,341      (70,817)       74,377
                                                                             -----------  -----------   ----------   -----------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..................................................      685,585    1,474,233       74,435       373,882
    Withdrawals............................................................     (308,082)     (61,107)    (199,582)      (19,906)
    Contract benefits......................................................      (47,257)      (1,880)     (41,726)            -
    Contract charges.......................................................       (1,000)        (650)        (266)         (261)
    Transfers between sub-accounts (including fixed account), net..........      (19,187)     104,549     (164,083)      (25,772)
    Other transfers from (to) the General Account..........................       87,521      253,177        3,706        31,748
    Net increase (decrease) in investment by Sponsor.......................            -            -            -            -
                                                                             -----------  -----------   ----------   -----------
    Net increase (decrease) in net assets from contract transactions.......      397,580    1,768,322     (327,516)      359,691
                                                                             -----------  -----------   ----------   -----------
    Net increase (decrease) in net assets..................................      252,339    2,106,663     (398,333)      434,068

NET ASSETS:
  Beginning of year........................................................    3,513,684    1,407,021    1,313,747       879,679
                                                                             -----------  -----------   ----------   -----------
  End of year..............................................................  $ 3,766,023  $ 3,513,684   $  915,414   $ 1,313,747
                                                                             ===========  ===========   ==========   ===========

                                                                                        HORIZON 5
                                                                                 YEAR ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                   2000          1999
                                                                                ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................       $ 4,964     $   3,665
     Net realized gain (loss)..............................................        10,494        26,258
     Net unrealized gain (loss)............................................       (19,106)      (21,664)
                                                                                ----------    ----------
     Net increase (decrease) in net assets from operations.................        (3,648)        8,259
                                                                                ----------    ----------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..................................................        29,984        50,541
    Withdrawals............................................................          (793)      (55,369)
    Contract benefits......................................................       (26,499)     (120,103)
    Contract charges.......................................................          (132)         (100)
    Transfers between sub-accounts (including fixed account), net..........        24,552      (416,941)
    Other transfers from (to) the General Account..........................         3,076        49,688
    Net increase (decrease) in investment by Sponsor.......................             -             -
                                                                                ----------    ----------
    Net increase (decrease) in net assets from contract transactions.......        30,188      (492,284)
                                                                                ----------    ----------
    Net increase (decrease) in net assets..................................        26,540      (484,025)

NET ASSETS:
  Beginning of year........................................................       223,954       707,979
                                                                                ----------    ---------
  End of year..............................................................     $ 250,494     $ 223,954
                                                                                ==========    ==========


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG

                                                                                   HIGH YIELD            INVESTMENT GRADE BOND
                                                                              YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                                             -------------------------   -----------------------
                                                                                2000          1999         2000           1999
                                                                             -----------   ------------  ----------    ---------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................  $   282,082   $   194,437   $   28,791    $   6,413
     Net realized gain (loss)..............................................     (100,033)      (30,516)      (2,351)       3,390
     Net unrealized gain (loss)............................................     (434,458)     (156,114)      40,579      (29,236)
                                                                             -----------   ------------  ----------    ---------
     Net increase (decrease) in net assets from operations.................     (252,409)        7,807       67,019      (19,433)
                                                                             -----------   ------------  ----------    ---------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..................................................      132,765       786,669       71,466      152,556
    Withdrawals............................................................     (154,707)     (204,805)     (56,554)     (17,222)
    Contract benefits......................................................       (7,968)       (1,610)      (4,486)      (1,697)
    Contract charges.......................................................         (538)         (391)        (176)         (60)
    Transfers between sub-accounts (including fixed account), net..........     (341,828)     (180,000)     218,421      (15,443)
    Other transfers from (to) the General Account..........................       22,219       281,114       29,806      133,721
    Net increase (decrease) in investment by Sponsor.......................            -             -            -            -
                                                                             -----------   ------------  ----------    ---------
    Net increase (decrease) in net assets from contract transactions.......     (350,057)      680,977      258,477      251,855
                                                                             -----------   ------------  ----------    ---------
    Net increase (decrease) in net assets..................................     (602,466)      688,784      325,496      232,422

NET ASSETS:
  Beginning of year........................................................    2,819,698     2,130,914      663,875      431,453
                                                                             -----------   ------------  ----------    ---------
  End of year..............................................................  $ 2,217,232   $ 2,819,698   $  989,371    $ 663,875
                                                                             ===========   ============  ==========    =========


                                                                                 GOVERNMENT SECURITIES          MONEY MARKET
                                                                                YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                                                -----------------------   -----------------------
                                                                                  2000         1999          2000         1999
                                                                                -----------  ----------   -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................      $  34,888   $   36,641   $   106,132     $ 46,407
     Net realized gain (loss)..............................................        (11,844)     (16,841)            -            -
     Net unrealized gain (loss)............................................         35,999      (25,985)            -            -
                                                                                -----------  ----------   -----------  -----------
     Net increase (decrease) in net assets from operations.................         59,043       (6,185)      106,132       46,407
                                                                                -----------  ----------   -----------  -----------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..................................................        198,972      379,983     2,612,171    2,398,464
    Withdrawals............................................................        (43,610)     (53,774)     (147,409)    (148,057)
    Contract benefits......................................................              -            -      (192,838)           -
    Contract charges.......................................................           (144)         (19)         (280)        (197)
    Transfers between sub-accounts (including fixed account), net..........       (242,293)    (711,359)   (2,757,054)    (627,678)
    Other transfers from (to) the General Account..........................         43,536       95,161         5,973       18,615
    Net increase (decrease) in investment by Sponsor.......................              -            -             -            -
                                                                                -----------  ----------   -----------  -----------
    Net increase (decrease) in net assets from contract transactions.......        (43,539)    (290,008)     (479,437)   1,641,147
                                                                                -----------  ----------   -----------  -----------
    Net increase (decrease) in net assets..................................         15,504     (296,193)     (373,305)   1,687,554

NET ASSETS:
  Beginning of year........................................................        732,281    1,028,474     2,488,569      801,015
                                                                                -----------  ----------   -----------  -----------
  End of year..............................................................      $ 747,785   $  732,281   $ 2,115,264  $ 2,488,569
                                                                                ===========  ==========   ===========  ===========


                                                                                 STRATEGIC INCOME (a)
                                                                                YEAR ENDED DECEMBER 31,
                                                                                -----------------------
                                                                                  2000         1999
                                                                                ---------    ---------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................    $     339      $  1,101
     Net realized gain (loss)..............................................       (1,970)          461
     Net unrealized gain (loss)............................................        2,938        (5,155)
                                                                              ----------     ---------
     Net increase (decrease) in net assets from operations.................        1,307        (3,593)
                                                                              ----------     ---------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..................................................       32,190        29,255
    Withdrawals............................................................      (21,802)       (3,615)
    Contract benefits......................................................            -             -
    Contract charges.......................................................          (31)          (13)
    Transfers between sub-accounts (including fixed account), net..........       47,046         2,629
    Other transfers from (to) the General Account..........................        3,382         2,669
    Net increase (decrease) in investment by Sponsor.......................            -             -
                                                                              ----------     ---------
    Net increase (decrease) in net assets from contract transactions.......       60,785        30,925
                                                                              ----------     ---------
    Net increase (decrease) in net assets..................................       62,092        27,332

NET ASSETS:
  Beginning of year........................................................       56,877        29,545
                                                                              ----------     ---------
  End of year..............................................................    $ 118,969      $ 56,877
                                                                              ==========     =========

(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG

                                                                                                              KVS DREMAN
                                                                                    BLUE CHIP             FINANCIAL SERVICES(a)
                                                                              YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                                             -------------------------   -----------------------
                                                                                2000          1999          2000         1999
                                                                             -----------   -----------   ----------    ---------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................  $   (53,633)  $   (25,613)  $     (879)    $  (2,165)
     Net realized gain (loss)..............................................       56,998        33,064       10,882        (1,279)
     Net unrealized gain (loss)............................................     (483,643)      622,042      100,267       (23,698)
                                                                             -----------   -----------   ----------     ---------
     Net increase (decrease) in net assets from operations.................     (480,278)      629,493      110,270       (27,142)
                                                                             -----------   -----------   ----------     ---------
   FROM CONTRACT TRANSACTIONS:
     Net purchase payments..................................................   1,023,495     1,634,546       51,480       226,378
     Withdrawals............................................................    (455,700)     (149,180)      (7,144)      (28,407)
     Contract benefits......................................................     (12,673)      (75,405)      (3,931)            -
     Contract charges.......................................................        (950)         (463)         (46)            -
     Transfers between sub-accounts (including fixed account), net..........     628,325       604,741      169,285        48,505
     Other transfers from (to) the General Account..........................     198,285       622,297       11,085         9,540
     Net increase (decrease) in investment by Sponsor.......................           -             -            -             -
                                                                             -----------   -----------   ----------     ---------
     Net increase (decrease) in net assets from contract transactions.......    1,380,782     2,636,536      220,729       256,016
                                                                             -----------   -----------   ----------     ---------
   Net increase (decrease) in net assets....................................      900,504     3,266,029      330,999       228,874

NET ASSETS:
  Beginning of year........................................................    4,421,402     1,155,373      286,632        57,758
                                                                             -----------   -----------   ----------     ---------
  End of year..............................................................  $ 5,321,906   $ 4,421,402   $  617,631     $ 286,632
                                                                             ===========   ===========   ==========     =========


                                                                                  KVS DREMAN
                                                                              HIGH RETURN EQUITY(a)           NEW EUROPE(a)
                                                                             YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                             -------------------------   -----------------------
                                                                                 2000         1999         2000          1999
                                                                             -----------   ----------   ----------     ---------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................  $    12,167  $    (11,129) $    (4,073)   $ (1,506)
     Net realized gain (loss)..............................................       (8,992)      (56,187)        (232)         560
     Net unrealized gain (loss)............................................      445,273      (254,638)     (16,039)      28,004
                                                                             -----------  ------------  -----------    ---------
     Net increase (decrease) in net assets from operations.................      448,448      (321,954)     (20,344)      27,058
                                                                             -----------  ------------  -----------    ---------
   FROM CONTRACT TRANSACTIONS:
     Net purchase payments.................................................      243,365     2,038,113      269,784      201,416
     Withdrawals...........................................................     (339,263)     (100,259)     (46,220)      (7,821)
     Contract benefits.....................................................            -             -            -            -
     Contract charges......................................................         (269)          (54)         (55)           -
     Transfers between sub-accounts (including fixed account), net.........     (137,970)     (200,918)      76,177        3,044
     Other transfers from (to) the General Account.........................       59,032        98,132       (3,220)         170
     Net increase (decrease) in investment by Sponsor......................            -             -            -            -
                                                                             -----------  ------------  -----------    ---------
     Net increase (decrease) in net assets from contract transactions......     (175,105)    1,835,014      296,466      196,809
                                                                             -----------  ------------  -----------    ---------
   Net increase (decrease) in net assets...................................      273,343     1,513,060      276,122      223,867

NET ASSETS:
  Beginning of year........................................................    2,031,960       518,900      229,049        5,182
                                                                             -----------  ------------  -----------    ---------
  End of year..............................................................  $ 2,305,303  $  2,031,960  $   505,171    $ 229,049
                                                                             ===========  ============  ===========    =========

                                                                                  GLOBAL BLUE CHIP
                                                                               YEAR ENDED DECEMBER 31,
                                                                               -----------------------
                                                                                 2000          1999
                                                                               ---------    ----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................    $  (9,621)   $  (1,963)
     Net realized gain (loss)..............................................       14,666          736
     Net unrealized gain (loss)............................................      (31,363)      56,976
                                                                               ---------    ----------
     Net increase (decrease) in net assets from operations.................      (26,318)      55,749
                                                                               ---------    ----------
   FROM CONTRACT TRANSACTIONS:
     Net purchase payments.................................................      433,577      239,429
     Withdrawals...........................................................      (56,249)     (12,239)
     Contract benefits.....................................................       (3,877)           -
     Contract charges......................................................         (118)           -
     Transfers between sub-accounts (including fixed account), net.........       77,245       43,068
     Other transfers from (to) the General Account.........................       61,877       15,097
     Net increase (decrease) in investment by Sponsor......................            -            -
                                                                               ---------    ----------
     Net increase (decrease) in net assets from contract transactions......      512,455      285,355
                                                                               ---------    ----------
   Net increase (decrease) in net assets...................................      486,137      341,104

NET ASSETS:
  Beginning of year........................................................      393,350       52,246
                                                                               ---------    ----------
  End of year..............................................................    $ 879,487    $ 393,350
                                                                               =========    ==========

(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG


                                                                                AGGRESSIVE                    TECHNOLOGY
                                                                                 GROWTH                        GROWTH
                                                                                      PERIOD FROM                     PERIOD FROM
                                                                          YEAR ENDED   5/3/99* TO      YEAR ENDED      5/3/99* TO
                                                                           12/31/00     12/31/99        12/31/00        12/31/99
                                                                         -----------   -----------    -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)......................................  $   (5,505)    $    (161)    $   (38,849)    $     (1,907)
     Net realized gain (loss)..........................................       2,354            (2)         75,778              831
     Net unrealized gain (loss)........................................     (63,976)        9,997      (1,022,935)         179,517
                                                                         -----------   -----------    -------------  ---------------
     Net increase (decrease) in net assets from operations.............     (67,127)        9,834        (986,006)         178,441
                                                                         -----------   -----------    -------------  ---------------
   FROM CONTRACT TRANSACTIONS:
     Net purchase payments.............................................     250,377             -       1,912,445          131,870
     Withdrawals.......................................................     (11,489)         (316)       (283,580)          (2,052)
     Contract benefits.................................................        (255)            -            (253)               -
     Contract charges..................................................         (46)            -            (327)             (29)
     Transfers between sub-accounts (including fixed account), net.....     230,180       152,518         897,081          784,978
     Other transfers from (to) the General Account.....................       2,065           200          92,267           10,662
     Net increase (decrease) in investment by Sponsor..................      (3,030)        2,000               -             (198)
                                                                        ------------   -----------   -------------   ---------------
     Net increase (decrease) in net assets from contract transactions..     467,802       154,402       2,617,633          925,231
                                                                        ------------   -----------   -------------   ---------------
   Net increase (decrease) in net assets...............................     400,675       164,236       1,631,627        1,103,672

NET ASSETS:
  Beginning of year....................................................     164,236             -       1,103,672                -
                                                                        ------------   -----------   -------------   ---------------
  End of year..........................................................  $  564,911     $ 164,236     $ 2,735,299     $  1,103,672
                                                                        ============   ===========   =============   ===============

                                                                                                             KVS FOCUSED
                                                                                                              LARGE CAP
                                                                            KVS INDEX 500(a)                   GROWTH
                                                                                      PERIOD FROM                      PERIOD FROM
                                                                        YEAR ENDED     9/1/99* to     YEAR ENDED       10/29/99* to
                                                                         12/31/00       12/31/99       12/31/00          12/31/99
                                                                        ------------  -----------  ---------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)...................................... $    (7,063)  $       (71)        $ (1,150)    $        (5)
     Net realized gain (loss)..........................................       2,823             2            1,456               -
     Net unrealized gain (loss)........................................     (83,264)        3,242          (18,368)            567
                                                                        ------------  -----------  ---------------     -----------
     Net increase (decrease) in net assets from operations.............     (87,504)        3,173          (18,062)            562
                                                                        ------------  -----------  ---------------     -----------
   FROM CONTRACT TRANSACTIONS:
     Net purchase payments.............................................     797,526        45,705           30,641               -
     Withdrawals.......................................................     (32,301)            -              (19)              -
     Contract benefits.................................................        (774)            -                -               -
     Contract charges..................................................         (27)            -              (13)              -
     Transfers between sub-accounts (including fixed account), net.....     269,348        14,257           97,571               -
     Other transfers from (to) the General Account.....................      59,371             -            5,193               -
     Net increase (decrease) in investment by Sponsor..................      (2,197)        2,000           (2,380)          2,000
                                                                        ------------  -----------  ---------------  --------------
     Net increase (decrease) in net assets from contract transactions..   1,090,946        61,962          130,993           2,000
                                                                        ------------  -----------  ---------------  --------------
   Net increase (decrease) in net assets...............................   1,003,442        65,135          112,931           2,562

NET ASSETS:
  Beginning of year....................................................      65,135             -            2,562               -
                                                                        ------------  -----------  ---------------  --------------
  End of year.......................................................... $ 1,068,577   $    65,135        $ 115,493         $ 2,562
                                                                        ============  ===========  ===============  ==============


                                                                                         KVS
                                                                                       GROWTH
                                                                                   OPPORTUNITIES
                                                                                                  PERIOD FROM
                                                                                YEAR ENDED       10/29/99* to
                                                                                 12/31/00          12/31/99
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)..........................................     $    (6,429)     $          (5)
     Net realized gain (loss)..............................................          (2,376)                 -
     Net unrealized gain (loss)............................................        (169,504)               328
                                                                                ------------     -------------
     Net increase (decrease) in net assets from operations.................        (178,309)               323
                                                                                ------------     -------------
   FROM CONTRACT TRANSACTIONS:
     Net purchase payments.................................................         952,148                  -
     Withdrawals...........................................................         (80,373)                 -
     Contract benefits.....................................................               -                  -
     Contract charges......................................................             (30)                 -
     Transfers between sub-accounts (including fixed account), net.........         275,827                  -
     Other transfers from (to) the General Account.........................          46,111                  -
     Net increase (decrease) in investment by Sponsor......................          (2,477)             2,000
                                                                                ------------     -------------
     Net increase (decrease) in net assets from contract transactions......       1,191,206              2,000
                                                                                ------------     -------------
   Net increase (decrease) in net assets...................................       1,012,897              2,323

NET ASSETS:                                                                                                  -
  Beginning of year........................................................           2,323                  -
                                                                                ------------     -------------
  End of year..............................................................     $ 1,015,220      $       2,323
                                                                                ============     =============

* Date of initial investment
(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG

                                                                                        KVS                          SCUDDER
                                                                                      GROWTH                      INTERNATIONAL
                                                                                    AND INCOME                     CLASS A(a)
                                                                                             PERIOD FROM
                                                                            YEAR ENDED      10/29/99* TO     YEAR ENDED DECEMBER 31,
                                                                             12/31/00          12/31/99         2000         1999
                                                                            ----------      -----------    -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
      Net investment income (loss)......................................    $   (4,818)     $        (5)     $ (6,600)    $  (4,494)
      Net realized gain (loss)..........................................           444                -        50,064        50,982
      Net unrealized gain (loss)........................................       (70,663)             298      (215,545)      128,373
                                                                            ----------      -----------    -----------   -----------
      Net increase (decrease) in net assets from operations.............       (75,037)             293      (172,081)      174,861
                                                                            ----------      -----------    -----------   -----------
    FROM CONTRACT TRANSACTIONS:
      Net purchase payments.............................................       690,157                -       548,842       201,898
      Withdrawals.......................................................       (12,779)               -       (91,539)      (12,459)
      Contract benefits.................................................          (511)               -       (68,841)            -
      Contract charges..................................................           (34)               -           (18)           (5)
      Transfers between sub-accounts (including fixed account), net.....       192,439                -       (37,172)      (38,480)
      Other transfers from (to) the General Account.....................        56,618                -        28,799           925
      Net increase (decrease) in investment by Sponsor..................        (2,281)           2,000             -             -
                                                                            ----------      -----------    -----------   -----------
      Net increase (decrease) in net assets from contract transactions..       923,609            2,000       380,071       151,879
                                                                            ----------      -----------    -----------   -----------
    Net increase (decrease) in net assets...............................       848,572            2,293       207,990       326,740
                                                                            ----------      -----------    -----------   -----------
 NET ASSETS:
   Beginning of year...................................................          2,293                -       547,396       220,656
                                                                            ----------      -----------    -----------   -----------
   End of year.........................................................     $  850,865      $     2,293     $ 755,386     $ 547,396
                                                                            ==========      ===========    ===========   ===========

                                                                                     SCUDDER                        SCUDDER
                                                                                GLOBAL DISCOVERY               CAPITAL GROWTH
                                                                                    CLASS A(a)                    CLASS A(a)
                                                                                            PERIOD FROM
                                                                            YEAR ENDED      10/20/99* TO     YEAR ENDED DECEMBER 31,
                                                                             12/31/00         12/31/99         2000         1999
                                                                            ----------      -----------    ----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
      Net investment income (loss)....................................      $   (2,035)     $       (91)   $  (16,659)   $  (10,262)
      Net realized gain (loss)........................................          (8,443)              48       221,062        75,194
      Net unrealized gain (loss)......................................         (60,462)           9,807      (326,973)      217,533
                                                                            ----------      -----------    ----------    -----------
      Net increase (decrease) in net assets from operations...........         (70,940)           9,764      (122,570)      282,465
                                                                            ----------      -----------    ----------    -----------
    FROM CONTRACT TRANSACTIONS:
      Net purchase payments...........................................         295,857            6,758       234,952       933,097
      Withdrawals.....................................................         (50,999)          (1,683)     (114,763)      (33,995)
      Contract benefits...............................................               -                -      (149,772)     (319,362)
      Contract charges................................................             (33)               -          (115)          (39)
      Transfers between sub-accounts (including fixed account), net...         126,539           66,104       (37,206)      282,687
      Other transfers from (to) the General Account...................           1,309              (11)      (17,981)       12,153
      Net increase (decrease) in investment by Sponsor................               -                -             -            -
                                                                            ----------      -----------    ----------    -----------
      Net increase (decrease) in net assets from contract transactions         372,673           71,168       (84,885)      874,541
                                                                            ----------      -----------    ----------    -----------
    Net increase (decrease) in net assets.............................         301,733           80,932      (207,455)    1,157,006
                                                                            ----------      -----------    ----------    -----------
 NET ASSETS:
   Beginning of year.................................................           80,932                -     1,324,314      167,308
                                                                            ----------      -----------    ----------    -----------
   End of year.......................................................       $  382,665      $    80,932    $1,116,859    $1,324,314
                                                                            ==========      ===========    ==========    ===========

                                                                                      SCUDDER
                                                                                 GROWTH AND INCOME
                                                                                     CLASS A(a)
                                                                               YEAR ENDED DECEMBER 31,
                                                                            --------------------------
                                                                                2000           1999
                                                                            ----------      ----------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
      Net investment income (loss)....................................      $   (2,175)     $    (4,217)
      Net realized gain (loss)........................................          (1,924)          54,196
      Net unrealized gain (loss)......................................         (50,508)         (26,737)
                                                                            ----------      -----------
      Net increase (decrease) in net assets from operations...........         (54,607)          23,242
                                                                            ----------      -----------
    FROM CONTRACT TRANSACTIONS:
      Net purchase payments...........................................         363,431          618,467
      Withdrawals.....................................................         (59,321)         (19,793)
      Contract benefits...............................................               -         (325,631)
      Contract charges................................................            (188)             (29)
      Transfers between sub-accounts (including fixed account), net...        (102,280)         143,612
      Other transfers from (to) the General Account...................          17,089            5,838
      Net increase (decrease) in investment by Sponsor................               -                -
                                                                            ----------      -----------
      Net increase (decrease) in net assets from contract transactions         218,731          422,464
                                                                            ----------      -----------
    Net increase (decrease) in net assets.............................         164,124          445,706

 NET ASSETS:
   Beginning of year..................................................         898,882          453,176
                                                                            ----------      -----------
   End of year........................................................      $1,063,006      $   898,882
                                                                            ==========      ===========

* Date of initial investment
(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG

                                                                                  SCUDDER
                                                                            21ST CENTURY GROWTH          ALGER AMERICAN
                                                                                  CLASS A               LEVERAGED ALLCAP
                                                                               PERIOD FROM       YEAR ENDED        PERIOD FROM
                                                                            5/1/00* TO 12/31/00   12/31/00    11/15/99* TO 12/31/99
                                                                            -------------------  ----------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
      Net investment income (loss)........................................  $              (212) $   (3,096)  $                (19)
      Net realized gain (loss)............................................                 (204)      7,233                  -
      Net unrealized gain (loss)..........................................              (10,620)   (117,515)                 2,200
                                                                            -------------------  ----------   --------------------
      Net increase (decrease) in net assets from operations...............              (11,036)   (113,378)                 2,181
                                                                            -------------------  ----------   --------------------
    FROM CONTRACT TRANSACTIONS:
      Net purchase payments...............................................               70,897     311,512                 15,000
      Withdrawals.........................................................                    -     (33,433)                     -
      Contract benefits...................................................                    -        (490)                     -
      Contract charges....................................................                    -         (65)                     -
      Transfers between sub-accounts (including fixed account), net.......               28,741     151,606                 10,000
      Other transfers from (to) the General Account.......................               11,605       7,597                      -
      Net increase (decrease) in investment by Sponsor....................                  427      (2,324)                 2,000
                                                                            -------------------  ----------   --------------------
      Net increase (decrease) in net assets from contract transactions....              111,670     434,403                 27,000
                                                                            -------------------  ----------   --------------------
    Net increase (decrease) in net assets.................................              100,634     321,025                 29,181

NET ASSETS:
   Beginning of year......................................................                    -      29,181                      -
                                                                            -------------------  ----------   --------------------
   End of year............................................................  $           100,634  $  350,206   $             29,181
                                                                            ===================  ==========   ====================

                                                                                    ALGER
                                                                                   AMERICAN                        DREYFUS
                                                                                   BALANCED                      MIDCAP STOCK
                                                                                          PERIOD FROM                  PERIOD FROM
                                                                             YEAR ENDED     11/15/99*    YEAR ENDED    9/21/99* TO
                                                                              12/31/00     TO 12/31/99    12/31/00      12/31/99
 INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
      Net investment income (loss)........................................  $    (1,758)  $         (4)  $   (1,672)   $         2
      Net realized gain (loss)............................................        5,968              -        7,582              -
      Net unrealized gain (loss)..........................................      (29,807)           120      (11,462)           373
                                                                            -----------   ------------   ----------    -----------
      Net increase (decrease) in net assets from operations...............      (25,597)           116       (5,552)           375
                                                                            -----------   ------------   ----------    -----------
    FROM CONTRACT TRANSACTIONS:
      Net purchase payments...............................................      328,943              -      394,766              -
      Withdrawals.........................................................       (3,054)             -      (13,223)             -
      Contract benefits...................................................         (503)             -         (524)             -
      Contract charges....................................................          (15)             -          (18)             -
      Transfers between sub-accounts (including fixed account), net.......       96,019              -      129,261          2,000
      Other transfers from (to) the General Account.......................       29,192              -       23,296              -
      Net increase (decrease) in investment by Sponsor....................       (2,227)         2,000       (2,488)         2,000
                                                                            -----------   ------------   ----------    -----------
      Net increase (decrease) in net assets from contract transactions....      448,355          2,000      531,070          4,000
                                                                            -----------   ------------   ----------    -----------
    Net increase (decrease) in net assets.................................      422,758          2,116      525,518          4,375

NET ASSETS:
   Beginning of year......................................................        2,116              -        4,375              -
                                                                            -----------   ------------   ----------    -----------
   End of year............................................................    $ 424,874   $      2,116   $  529,893    $     4,375
                                                                            ===========   ============   ==========    ===========

* Date of initial investment


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG

                                                                               DREYFUS SOCIALLY                JANUS ASPEN
                                                                              RESPONSIBLE GROWTH                GROWTH(b)
                                                                                         PERIOD FROM                  PERIOD FROM
                                                                          YEAR ENDED     9/21/99* TO    YEAR ENDED     9/21/99* TO
                                                                           12/31/00       12/31/99       12/31/00       12/31/99
                                                                         ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)......................................  $      1,578   $         (8)  $         24   $         (6)
     Net realized gain (loss)..........................................           853             79            141              -
     Net unrealized gain (loss)........................................       (86,841)           274           (552)           461
                                                                         ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets from operations.............       (84,410)           345           (387)           455
                                                                         ------------   ------------   ------------   ------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..............................................       820,331              -              -              -
    Withdrawals........................................................       (46,724)             -              -              -
    Contract benefits..................................................             -              -              -              -
    Contract charges...................................................            (3)             -              -              -
    Transfers between sub-accounts (including fixed account), net......         4,000              -              -              -
    Other transfers from (to) the General Account......................        27,866              -              -              -
    Net increase (decrease) in investment by Sponsor...................        (2,442)         2,000              -          2,000
                                                                         ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from contract transactions...       803,028          2,000              -          2,000
                                                                         ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets..............................       718,618          2,345           (387)         2,455

NET ASSETS:
  Beginning of year....................................................         2,345              -          2,455              -
                                                                         ------------   ------------   ------------   ------------
  End of year..........................................................  $    720,963   $      2,345   $      2,068   $      2,455
                                                                         ============   ============   ============   ============

                                                                                                         WARBURG        WARBURG
                                                                                                          PINCUS      PINCUS GLOBAL
                                                                                 JANUS ASPEN             EMERGING      POST-VENTURE
                                                                             GROWTH AND INCOME(b)        MARKETS         CAPITAL
                                                                                        PERIOD FROM    PERIOD FROM     PERIOD FROM
                                                                          YEAR ENDED     9/21/99* TO    5/1/00* TO     5/1/00* TO
                                                                           12/31/00       12/31/99       12/31/00       12/31/00
                                                                         ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss)......................................  $         26   $         (5)  $       (188)  $        (44)
     Net realized gain (loss)..........................................            10              1            902            703
     Net unrealized gain (loss)........................................          (466)           817         (9,371)        (2,659)
                                                                         ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets from operations.............          (430)           813         (8,657)        (2,000)
                                                                         ------------   ------------   ------------   ------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments..............................................             -              -         30,000          5,838
    Withdrawals........................................................             -              -              -           (171)
    Contract benefits..................................................             -              -              -              -
    Contract charges...................................................             -              -              -              -
    Transfers between sub-accounts (including fixed account), net......             -              -              -              -
    Other transfers from (to) the General Account......................             -              -            973              -
    Net increase (decrease) in investment by Sponsor...................             -          2,000          2,000          2,000
                                                                         ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from contract transactions...             -          2,000         32,973          7,667
                                                                         ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets..............................          (430)         2,813         24,316          5,667

NET ASSETS:
  Beginning of year....................................................         2,813              -              -              -
                                                                         ------------   ------------   ------------   ------------
  End of year..........................................................  $      2,383   $      2,813   $     24,316   $      5,667
                                                                         ============   ============   ============   ============

* Date of initial investment
(b) No longer available.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT KG
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account KG is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on November 14, 1997 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation
(AFC). Under applicable insurance law, the assets and liabilities of Separate Account KG are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account KG cannot be charged with liabilities arising out of any other business of the Company.

     Separate Account KG is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account KG currently offers thirty-seven Sub-Accounts as of December 31, 2000, although thirty-nine Sub-Accounts had investment activity during the year, under the variable annuity contracts. Effective May 1, 2000 Janus Aspen Growth and Janus Aspen Growth and Income were no longer available as an investment option to new investors. Each Sub-Account invests exclusively in a corresponding investment portfolio of Kemper Variable Series (KVS) or Scudder Variable Life Investment Fund (Scudder VLIF) managed by Scudder Kemper Investments, Inc. (Scudder Kemper); or of The Alger American Fund (Alger) managed by Fred Alger Management, Inc.; or of Dreyfus Investment Portfolios (Dreyfus) or Dreyfus Socially Responsible Growth Fund, Inc. (DSRG) managed by The Dreyfus Corporation; or of Janus Aspen Series (Janus) managed by Janus Capital. or of the Warburg Pincus Trust (Warburg) managed by Credit Suisse Asset Management, LLC.. KVS, Scudder VLIF, Alger, Dreyfus, DSRG, Janus, and Warburg (the Funds) are open-end, management investment companies registered under the 1940 Act.

     Effective May 1, 2000, Global Income was renamed Strategic Income, International Growth and Income was renamed New Europe, Dreman Financial Services was renamed KVS Dreman Financial Services, Dreman High Return Equity was renamed KVS Dreman High Return Equity, Index 500 was renamed KVS Index 500, Scudder International was renamed Scudder International Class A, Scudder Global Discovery was renamed Scudder Global Discovery Class A, Scudder Capital
Growth was renamed Scudder Capital Growth Class A, Scudder Growth and
Income was renamed Scudder Growth and Income Class A.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by Separate Account KG in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

     FEDERAL INCOME TAXES - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Separate Account KG. Therefore, no provision for income taxes has been charged against Separate Account KG.

                               SEPARATE ACCOUNT KG
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - INVESTMENTS


     The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:

                                                             PORTFOLIO INFORMATION
                                                  ------------------------------------------
                                                                                  NET ASSET
                                                     NUMBER OF      AGGREGATE       VALUE
INVESTMENT PORTFOLIO                                  SHARES          COST        PER SHARE
--------------------                              --------------  --------------  ----------
Small Cap Value...............................           667,384  $      704,133  $    1.123
Small Cap Growth..............................           460,133       1,059,103       2.164
Contrarian Value..............................         1,570,198       2,266,235       1.340
International.................................           507,873         849,661       1.473
Growth........................................           714,937       2,438,536       3.012
Value+Growth..................................         1,373,341       2,275,322       1.656
Horizon 20+...................................            51,651          77,015       1.297
Total Return..................................         1,453,367       3,890,952       2.591
Horizon 10+...................................           719,133         972,316       1.273
Horizon 5.....................................           205,258         255,399       1.220
High Yield....................................         2,419,503       2,836,249       0.916
Investment Grade Bond ........................           863,793         968,190       1.145
Government Securities.........................           625,249         731,781       1.196
Money Market..................................         2,109,538       2,109,538       1.000
Strategic Income(a)...........................           120,682         119,551       0.986
Blue Chip.....................................         3,694,306        5,100,582      1.441
KVS Dreman Financial Services(a)..............           535,789          538,463      1.153
KVS Dreman High Return Equity(a)..............         2,139,949        2,110,263      1.077
New Europe(a).................................           523,460          493,020      0.965
Global Blue Chip..............................           744,451          852,262      1.181
Aggressive Growth.............................           427,529          618,890      1.321
Technology Growth.............................         1,971,842        3,578,717      1.387
KVS Index 500(a)..............................         1,092,727        1,148,599      0.978
KVS Focused Large Cap Growth..................           101,287          133,294      1.140
KVS Growth Opportunities......................           984,389        1,184,396      1.031
KVS Growth And Income.........................           818,407          921,230      1.040
Scudder International Class A(a)..............            52,972          823,502     14.260
Scudder Global Discovery Class A(a)...........            32,567          433,320     11.750
Scudder Capital Growth Class A(a).............            48,412        1,217,680     23.070
Scudder Growth and Income Class A(a)..........           102,409        1,110,394     10.380
Scudder 21st Century Growth Class A...........            12,424          111,254      8.100
Alger American Leveraged AllCap...............             9,026          465,521     38.800
Alger American Balanced.......................            30,855          454,561     13.770
Dreyfus MidCap Stock..........................            37,081          540,982     14.290
Dreyfus Socially Responsible Growth...........            20,916          807,530     34.470
Janus Aspen Growth(b).........................                78            2,159     26.480
Janus Aspen Growth and Income(b)..............               137            2,032     17.410
Warburg Pincus Emerging Markets...............             2,606           33,687      9.330
Warburg Pincus Global Post-Venture Capital....               416            8,326     13.620

(a) Name changed.  See Note 1.
(b) No longer available.  See Note 1.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily and monthly basis.

     A contract fee is currently deducted on the contract anniversary and upon full surrender of the contract when the accumulated value is less than $50,000 on contracts issued on Form A3025-96 (Kemper Gateway Elite) and when the accumulated value is less than $75,000 for contracts issued on Form A3027-98 (Kemper Gateway Advisor). The fee is currently waived for contracts issued to and maintained by the trustee of a 401(k) plan.

     Allmerica Investments, Inc. (Allmerica Investments), an indirect wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Separate Account KG, and does not receive any compensation for sales of the contracts. Commissions are paid by the Company to registered representatives of Allmerica Investments and to certain independent broker-dealers. The current series of contracts have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale.

                              SEPARATE ACCOUNT KG
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS

Transactions from contractowners and sponsor were as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                 2000                          1999
                                      ---------------------------   ---------------------------
                                         UNITS          AMOUNT          UNITS         AMOUNT
                                      ------------   ------------   ------------   ------------
Small Cap Value
  Issuance of Units.................       319,906   $    275,429        304,992   $    266,234
  Redemption of Units...............      (199,573)      (174,788)      (311,102)      (260,892)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       120,333   $    100,641         (6,110)  $      5,342
                                      ============   ============   ============   ============

Small Cap Growth
  Issuance of Units.................       417,465   $    645,130        384,932   $    468,374
  Redemption of Units...............      (174,229)      (297,955)      (118,527)      (132,364)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       243,236   $    347,175        266,405   $    336,010
                                      ============   ============   ============   ============

Contrarian Value
  Issuance of Units.................       518,841   $    529,940      1,147,300   $  1,371,820
  Redemption of Units...............      (547,572)      (557,721)    (1,292,060)    (1,500,004)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       (28,731)  $    (27,781)      (144,760)  $   (128,184)
                                      ============   ============   ============   ============

International
  Issuance of Units.................       270,351   $    343,628        204,952   $    220,373
  Redemption of Units...............      (158,740)      (198,057)       (37,537)       (40,368)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       111,611   $    145,571        167,415   $    180,005
                                      ============   ============   ============   ============

Growth
  Issuance of Units.................       735,911   $  1,058,008        947,293   $  1,153,132
  Redemption of Units...............      (253,195)      (329,421)      (135,402)      (159,810)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       482,716   $    728,587        811,891   $    993,322
                                      ============   ============   ============   ============

Value+Growth
  Issuance of Units.................       578,301   $    728,364        950,774   $  1,118,008
  Redemption of Units...............      (370,099)      (457,214)      (404,388)      (475,427)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       208,202   $    271,150        546,386   $    642,581
                                      ============   ============   ============   ============

Horizon 20+
  Issuance of Units.................        21,224   $     23,699        131,313   $    146,933
  Redemption of Units...............       (84,034)       (94,699)       (39,537)       (43,649)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       (62,810)  $    (71,000)        91,776   $    103,284
                                      ============   ============   ============   ============

Total Return
  Issuance of Units.................       745,136   $    945,790      1,854,219   $  2,226,128
  Redemption of Units...............      (431,372)      (548,210)      (380,366)      (457,806)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       313,764   $    397,580      1,473,853   $  1,768,322
                                      ============   ============   ============   ============

Horizon 10+
  Issuance of Units.................        90,566   $    104,719        373,065   $    419,354
  Redemption of Units...............      (374,239)      (432,235)       (59,521)       (59,663)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........      (283,673)  $   (327,516)       313,544   $    359,691
                                      ============   ============   ============   ============

                               SEPARATE ACCOUNT KG
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS(CONTINUED)

                                                      YEAR ENDED DECEMBER 31,
                                                 2000                          1999
                                      ---------------------------   ---------------------------
                                         UNITS          AMOUNT          UNITS         AMOUNT
                                      ------------   ------------   ------------   ------------
Horizon 5
  Issuance of Units.................        65,532   $     73,482         96,565   $    106,841
  Redemption of Units...............       (38,470)       (43,294)      (542,871)      (599,125)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........        27,062   $     30,188       (446,306)  $   (492,284)
                                      ============   ============   ============   ============

High Yield
  Issuance of Units.................       421,304   $    414,840      1,225,811   $  1,247,608
  Redemption of Units...............      (774,360)      (764,897)      (560,369)      (566,631)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........      (353,056)  $   (350,057)       665,442   $    680,977
                                      ============   ============   ============   ============

Investment Grade Bond
  Issuance of Units.................       334,697   $    358,328        296,332   $    310,727
  Redemption of Units...............       (93,288)       (99,851)       (56,790)       (58,872)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       241,409   $    258,477        239,542   $    251,855
                                      ============   ============   ============   ============

Government Securities
  Issuance of Units.................       311,397   $    340,793        474,053   $    500,907
  Redemption of Units...............      (357,586)      (384,332)      (748,526)      (790,915)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       (46,189)  $    (43,539)      (274,473)  $   (290,008)
                                      ============   ============   ============   ============

Money Market
  Issuance of Units.................     2,751,278   $  2,945,004      2,717,852   $  2,798,037
  Redemption of Units...............    (3,186,647)    (3,424,441)    (1,168,698)    (1,156,890)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........      (435,369)  $   (479,437)     1,549,154   $  1,641,147
                                      ============   ============   ============   ============

Strategic Income (a)
  Issuance of Units.................        97,511   $    100,557         37,329   $     40,305
  Redemption of Units...............       (38,837)       (39,772)        (8,886)        (9,380)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........        58,674   $     60,785         28,443   $     30,925
                                      ============   ============   ============   ============

Blue Chip
  Issuance of Units.................     1,370,074   $  2,010,846      2,286,891   $  3,092,028
  Redemption of Units...............      (433,421)      (630,064)      (332,560)      (455,492)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       936,653   $  1,380,782      1,954,331   $  2,636,536
                                      ============   ============   ============   ============

KVS Dreman Financial Services(a)
  Issuance of Units.................       355,907   $    413,995        246,976   $    284,711
  Redemption of Units...............      (160,246)      (193,266)       (26,543)       (28,695)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       195,661   $    220,729        220,433   $    256,016
                                      ============   ============   ============   ============

KVS Dreman High Return Equity(a)
  Issuance of Units.................       556,445   $    628,528      2,101,063   $  2,386,987
  Redemption of Units...............      (794,680)      (803,633)      (539,470)      (551,973)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........      (238,235)  $   (175,105)     1,561,593   $  1,835,014
                                      ============   ============   ============   ============

New Europe (a)
  Issuance of Units.................       333,402   $    360,659        198,699   $    204,660
  Redemption of Units...............       (61,517)       (64,193)        (7,231)        (7,851)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       271,885   $    296,466        191,468   $    196,809
                                      ============   ============   ============   ============

Global Blue Chip
  Issuance of Units.................       485,366   $    608,772        262,638   $    297,569
  Redemption of Units...............       (78,542)       (96,317)       (10,637)       (12,214)
                                      ------------   ------------   ------------   ------------
    Net increase (decrease).........       406,824   $    512,455        252,001   $    285,355
                                      ============   ============   ============   ============

                               SEPARATE ACCOUNT KG
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS(CONTINUED)

                                                          YEAR ENDED DECEMBER 31,
                                                     2000                          1999
                                          ---------------------------   ---------------------------
                                             UNITS          AMOUNT          UNITS         AMOUNT
                                          ------------   ------------   ------------   ------------
Aggressive Growth
  Issuance of Units.....................       390,218   $    574,583        118,751   $    154,718
  Redemption of Units...................       (73,739)      (106,781)          (247)          (316)
                                          ------------   ------------   ------------   ------------
    Net increase (decrease).............       316,479   $    467,802        118,504   $    154,402
                                          ============   ============   ============   ============

Technology Growth
  Issuance of Units.....................     1,706,036   $  3,246,805        638,687   $    939,973
  Redemption of Units...................      (323,789)      (629,172)       (11,785)       (14,742)
                                          ------------   ------------   ------------   ------------
    Net increase (decrease).............     1,382,247   $  2,617,633        626,902   $    925,231
                                          ============   ============   ============   ============

KVS Index 500(a)
  Issuance of Units.....................     1,093,812   $  1,143,136         59,733   $     61,962
  Redemption of Units...................       (50,080)       (52,190)             -              -
                                          ------------   ------------   ------------   ------------
    Net increase (decrease).............     1,043,732   $  1,090,946         59,733   $     61,962
                                          ============   ============   ============   ============

KVS Focused Large Cap Growth
  Issuance of Units.....................       100,529   $    133,382          2,000   $      2,000
  Redemption of Units...................        (2,015)        (2,389)             -              -
                                          ------------   ------------   ------------   ------------
    Net increase (decrease).............        98,514   $    130,993          2,000   $      2,000
                                          ============   ============   ============   ============

KVS Growth Opportunities
  Issuance of Units.....................     1,118,099   $  1,303,971          2,000   $      2,000
  Redemption of Units...................      (119,369)      (112,765)             -              -
                                          ------------   ------------   ------------   ------------
    Net increase (decrease).............       998,730   $  1,191,206          2,000   $      2,000
                                          ============   ============   ============   ============

KVS Growth And Income
  Issuance of Units.....................       844,493   $    942,840          2,000   $      2,000
  Redemption of Units...................       (17,864)       (19,231)             -              -
                                          ------------   ------------   ------------   ------------
    Net increase (decrease).............       826,629   $    923,609          2,000   $      2,000
                                          ============   ============   ============   ============

Scudder International Class A(a)
  Issuance of Units.....................       544,208   $    778,696        208,707   $    260,672
  Redemption of Units...................      (286,833)      (398,625)       (82,607)      (108,793)
                                          ------------   ------------   ------------   ------------
    Net increase (decrease).............       257,375   $    380,071        126,100   $    151,879
                                          ============   ============   ============   ============

Scudder Global Discovery Class A(a)
  Issuance of Units.....................       369,528   $    546,070         58,939   $     72,862
  Redemption of Units...................      (136,607)      (173,397)        (1,613)        (1,694)
                                          ------------   ------------   ------------   ------------
    Net increase (decrease).............       232,921   $    372,673         57,326   $     71,168
                                          ============   ============   ============   ============

Scudder Capital Growth Class A(a)
  Issuance of Units.....................       355,349   $    531,977      1,001,274   $  1,239,486
  Redemption of Units...................      (398,296)      (616,862)      (296,446)      (364,945)
                                          ------------   ------------   ------------   ------------
    Net increase (decrease).............       (42,947)  $    (84,885)       704,828   $    874,541
                                          ============   ============   ============   ============

Scudder Growth and Income Class A(a)
  Issuance of Units.....................       520,394   $    600,512        889,131   $  1,014,730
  Redemption of Units...................      (344,927)      (381,781)      (520,734)      (592,266)
                                          ------------   ------------   ------------   ------------
    Net increase (decrease).............       175,467   $    218,731        368,397   $    422,464
                                          ============   ============   ============   ============

                               SEPARATE ACCOUNT KG
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS(CONTINUED)

                                                                   YEAR ENDED DECEMBER 31,
                                                             2000                          1999
                                                  ---------------------------   --------------------------
                                                     UNITS          AMOUNT          UNITS        AMOUNT
                                                  ------------   ------------   ------------  ------------
Scudder 21st Century Growth Class A
  Issuance of Units.............................       128,310   $    111,670              -  $          -
  Redemption of Units...........................             -              -              -             -
                                                  ------------   ------------   ------------  ------------
    Net increase (decrease).....................       128,310   $    111,670              -  $          -
                                                  ============   ============   ============  ============

Alger American Leveraged AllCap
  Issuance of Units.............................       408,810   $    473,558         24,384  $     27,000
  Redemption of Units...........................       (38,349)       (39,155)             -             -
                                                  ------------   ------------   ------------  ------------
    Net increase (decrease).....................       370,461   $    434,403         24,384  $     27,000
                                                  ============   ============   ============  ============

Alger American Balanced
  Issuance of Units.............................       423,750   $    455,068          2,000  $      2,000
  Redemption of Units...........................        (6,941)        (6,713)             -             -
                                                  ------------   ------------   ------------  ------------
    Net increase (decrease).....................       416,809   $    448,355          2,000  $      2,000
                                                  ============   ============   ============  ============

Dreyfus MidCap Stock
  Issuance of Units.............................       459,459   $    550,506          3,941  $      4,000
  Redemption of Units...........................       (16,333)       (19,436)             -             -
                                                  ------------   ------------   ------------  ------------
    Net increase (decrease).....................       443,126   $    531,070          3,941  $      4,000
                                                  ============   ============   ============  ============

Dreyfus Socially Responsible Growth
  Issuance of Units.............................       749,903   $    853,277          2,000  $      2,000
  Redemption of Units...........................       (51,002)       (50,249)             -             -
                                                  ------------   ------------   ------------  ------------
    Net increase (decrease).....................       698,901   $    803,028          2,000  $      2,000
                                                  ============   ============   ============  ============

Janus Aspen Growth(b)
  Issuance of Units.............................             -   $          -          2,000  $      2,000
  Redemption of Units...........................             -              -              -             -
                                                  ------------   ------------   ------------  ------------
    Net increase (decrease).....................             -   $          -          2,000  $      2,000
                                                  ============   ============   ============  ============

Janus Aspen Growth and Income(b)
  Issuance of Units.............................             -   $          -          2,000  $      2,000
  Redemption of Units...........................             -              -              -             -
                                                  ------------   ------------   ------------  ------------
    Net increase (decrease).....................             -   $          -          2,000  $      2,000
                                                  ============   ============   ============  ============

Warburg Pincus Emerging Markets
  Issuance of Units.............................        32,503   $     32,973              -  $          -
  Redemption of Units...........................             -              -              -             -
                                                  ------------   ------------   ------------  ------------
    Net increase (decrease).....................        32,503   $     32,973              -  $          -
                                                  ============   ============   ============  ============

Warburg Pincus Global Post-Venture Capital
  Issuance of Units.............................         7,700   $      7,838              -  $          -
  Redemption of Units...........................          (183)          (171)             -             -
                                                  ------------   ------------   ------------  ------------
    Net increase (decrease).....................         7,517   $      7,667              -  $          -
                                                  ============   ============   ============  ============

(a) Name changed.  See Note 1.
(b) No longer available.  See Note 1.

                               SEPARATE ACCOUNT KG
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

     The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account KG satisfies the current requirements of the regulations, and it intends that Separate Account KG will continue to meet such requirements.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of shares of the Funds by Separate Account KG during the year ended December 31, 2000 were as follows:

INVESTMENT PORTFOLIO                                PURCHASES         SALES
--------------------                              --------------  --------------
Small Cap Value.................................  $      270,326  $      175,457
Small Cap Growth................................         693,849         269,095
Contrarian Value................................         866,071         544,213
International...................................         447,100         197,327
Growth..........................................       1,199,135         297,844
Value+Growth....................................         888,393         434,233
Horizon 20+.....................................          41,385          95,973
Total Return....................................       1,142,354         506,072
Horizon 10+.....................................         225,974         448,326
Horizon 5.......................................         101,436          50,085
High Yield......................................         648,360         716,335
Investment Grade Bond...........................         394,291         100,434
Government Securities...........................         352,417         361,068
Money Market....................................       2,690,439       3,063,619
Strategic Income(a).............................          98,751          37,627
Blue Chip.......................................       1,797,704         470,555
KVS Dreman Financial Services(a)................         415,764         195,235
KVS Dreman High Return Equity(a)................         716,784         786,523
New Europe(a)...................................         356,500          63,245
Global Blue Chip................................         620,189         110,189
Aggressive Growth...............................         570,004         105,969
Technology Growth...............................       3,128,688         537,536
KVS Index 500(a)................................       1,123,938          37,914
KVS Focused Large Cap Growth....................         135,028           3,478
KVS Growth Opportunities........................       1,292,538         107,761
KVS Growth And Income...........................         929,034           9,547
Scudder International Class A(a)................         803,592         368,124
Scudder Global Discovery Class A(a).............         560,986         174,877
Scudder Capital Growth Class A(a)...............         720,758         625,499
Scudder Growth and Income Class A(a)............         602,127         371,766
Scudder 21st Century Growth Class A.............         113,115           1,657
Alger American Leveraged AllCap.................         480,572          35,534
Alger American Balanced.........................         465,962          13,041
Dreyfus MidCap Stock............................         549,782          12,896
Dreyfus Socially Responsible Growth.............         856,763          52,157
Janus Aspen Growth(b)...........................             194              34
Janus Aspen Growth and Income(b)................              64              38
Warburg Pincus Emerging Markets.................          33,916             188
Warburg Pincus Global Post-Venture Capital......           8,563             216
                                                  --------------  --------------
  Totals........................................  $   26,342,846  $   11,381,687
                                                  ==============  ==============

(a) Name changed.  See Note 1.
(b) No longer available.  See Note 1.



NOTE 8 - ACCOUNTING PRONOUNCEMENTS

     In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.

NOTE 9 - SUBSEQUENT EVENTS

     At a Special Meeting of Shareholders of the Kemper Variable Series Trust on March 14, 2001, shareholders approved a reorganization whereby the Kemper Horizon 5, 10+ and 20+ Funds will be combined with the Kemper Total Return Fund. Additionally, all funds advised by Zurich Scudder Investments ("ZSI") will be offered under the Scudder name. Both subsequent events are effective May 1, 2001.

                            PART C. OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          Financial Statements Included in Part A
          None

          Financial Statements Included in Part B
          Financial Statements for First Allmerica Financial Life Insurance Company
          Financial Statements for Separate Account KG of First Allmerica Financial Life Insurance Company

          Financial Statements Included in Part C
          None

     (b)  EXHIBITS

          EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated June 13, 1996 was previously filed on August 9, 1996 in Registrant's Initial Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein.

          EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

          EXHIBIT 3  (a) Wholesaling Agreement was previously filed on
                         August 9, 1996 in Registrant's Initial Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein.

                     (b) Underwriting and Administrative Services Agreement was
                         previously filed on April 30, 1998 in Registration Statement No. 333-10285/811-7769, Post-Effective Amendment No. 2, and is incorporated by reference herein.

                     (c) Sales Agreements with Commission Schedule were
                         previously filed on April 30, 1998 in Registration Statement No. 333-10285/811-7769, Post-Effective Amendment No. 2, and are incorporated by reference herein.

                     (d) General Agent's Agreement was previously filed on
                         April 30, 1998 in Registration Statement No.
                         333-10285/811-7769, Post-Effective Amendment No. 2, and is incorporated by reference herein.

                     (e) Career Agent Agreement was previously filed on
                         April 30, 1998 in Registration Statement No.
                         333-10285/811-7769, Post-Effective Amendment No. 2, and is incorporated by reference herein.

                     (f) Registered Representative's Agreement was previously
                         filed on April 30, 1998 in Registration Statement No. 333-10285/811-7769, Post-Effective Amendment No. 2, and is incorporated by reference herein.

                     (g) Form of Indemnification Agreement with Scudder Kemper
                         was previously filed on April 30, 1998 in Registration Statement No. 333-10285/811-7769, Post-Effective Amendment No. 2, and is incorporated by reference herein.

          EXHIBIT 4 The following documents were previously filed on November 8, 1999 in Registrant's initial Registration Statement and are incorporated by reference herein:

                         (a) Draft Contract Form A3030-99;
                         (b) Specification Pages Form A8030-99; and
                         (c) Enhanced Death Benefit "EDB" Rider with 5%
                             Accumulation and Ratchet (Form 3263-99).

          EXHIBIT 5 Application Form SML-1512KNY was previously filed on June 14, 2000 in Pre-Effective Amendment No. 1 of Registration Statement No. 333-90541/811-7769, and is incorporated by reference herein.

          EXHIBIT 6 The Depositor's Articles of Incorporation, as amended, effective October 1, 1995 to reflect its new name, and Bylaws were previously filed on August 9, 1996 in Registrant's Initial Registration Statement No. 333-10285/811-7769, and are incorporated by reference herein.

          EXHIBIT 7      Not Applicable.

          EXHIBIT 8  (a) BFDS Agreements for lockbox and mailroom services were previously filed on April 30, 1998 in Registration Statement No. 333-10285/811-7769, Post-Effective Amendment No. 2, and are incorporated by reference herein.

                     (b) Directors' Power of Attorney is filed herewith.

          EXHIBIT 9      Opinion of Counsel is filed herewith.

          EXHIBIT 10     Consent of Independent Accountants is filed herewith.


          EXHIBIT 11     None.

          EXHIBIT 12     None.

          EXHIBIT 13 Schedule for Computation of Performance Quotations was previously filed on November 8, 1999 in Registrant's initial Registration Statement and is incorporated by reference herein.

          EXHIBIT 14     Not Applicable.

          EXHIBIT 15 (a) Amendment to Kemper Participation Agreement was
                         previously filed in April 2000 in Post-Effective Amendment No. 6 of Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein. Participation Agreement with Kemper was previously filed on November 6, 1996 in Registration Statement No. 333-10285/811-7769, Pre-Effective Amendment No. 1, and is incorporated by reference herein.

                     (b) Amendment dated October 1, 2000 with Scudder Kemper was previously filed in April 2001 in Post-Effective Amendment No. 7 of Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein. Form of Participation Agreement with Scudder Kemper was previously filed on April 30, 1998 in Registration Statement No. 333-10285/811-7769, Post-Effective Amendment No. 2, and is incorporated by reference herein.

                     (c) Amendment dated December 19, 2000 with Dreyfus was
                         previously filed in

                         April 2001 in Post-Effective Amendment No. 7 of Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein. Participation Agreement with Dreyfus was previously filed on June 23, 1999 in Post-Effective Amendment No.2 of Registration Statement No. 333-63089/811-7769, and is incorporated by reference herein.

                     (d) Amendment dated May 30, 2000 with Alger was previously filed in April 2001 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71054/811-8114, and is incorporated by reference herein. Participation Agreement with Alger was previously filed in April 2000 in Post-Effective Amendment No. 6 of Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein.

                     (e) Amendment dated August 25, 2000 with Warburg Pincus was previously filed in April 2001 in Post-Effective Amendment No. 7 of Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein. Participation Agreement with Warburg Pincus was previously filed in April 2000 in Post-Effective Amendment No. 6 of Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein.

ITEM 25.  DIRECTORS AND EXECUTIVE OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------         ----------------------------------------------
Bruce C. Anderson                      Director (since 1996) and Vice President (since 1984) of
    Director and Vice President        First Allmerica

Warren E. Barnes                       Vice President (since 1996) and Corporate Controller (since
    Vice President and Corporate       1998) of First Allmerica
    Controller

Mark R. Colborn                        Director (since 2000) and Vice President (since 1992) of First
    Director and Vice President        Allmerica

Charles F. Cronin                      Secretary and Counsel (since 2000) of First Allmerica;
    Secretary and Counsel              Counsel (since 1996) of First Allmerica; Attorney (1991-1996)
                                       of Nutter, McClennen & Fish

J. Kendall Huber                       Director, Vice President and General Counsel (since 2000)
    Director, Vice President and       of First Allmerica; Vice President (1999) of Promos Hotel
    General Counsel                    Corporation; Vice President and Deputy General Counsel
                                       (1998-1999) of Legg Mason, Inc.; Vice President and Deputy
                                       General Counsel (1995-1998) of USF&G Corporation

John P. Kavanaugh                      Director and Chief Investment Officer (since 1996) and Vice
    Director, Vice President and       President (since 1991) of First Allmerica; Director (since 1996)
    Chief Investment Officer           and President (since 1995) of Allmerica Asset Management, Inc.

Mark C. McGivney                       Vice President (since 1997) and Treasurer (since 2000) of First
    Vice President and Treasurer       Allmerica; Associate, Investment Banking (1996-1997) of
                                       Merrill Lynch & Co.

John F. O'Brien                        Director, President and Chief Executive Officer (since 1989) of
    Director, President and            First Allmerica
    Chief Executive Officer

Edward J. Parry, III                   Director and Chief Financial Officer (since 1996), Vice
    Director, Vice President and       President (since 1993) and Treasurer (1993-2000) of First
    Chief Financial Officer            Allmerica

Richard M. Reilly                      Director (since 1996) and Vice President (since 1990) of First
    Director and Vice President        Allmerica; Director (since 1990), President and Chief
                                       Executive Officer (since 1995) of Allmerica Financial Life Insurance and Annuity Company; Director and President (since 1998) of Allmerica
                                       Financial Investment Management Services, Inc.

Robert P. Restrepo, Jr.                Director and Vice President (since 1998) of First Allmerica;
    Director and Vice President        Chief Executive Officer (1996 to 1998) of Travelers
                                       Property & Casualty; Senior Vice President (1993 to 1996)
                                       of Aetna Life & Casualty Company

Eric A. Simonsen                       Director (since 1996) and Vice President (since 1990) of
    Director and Vice President        First Allmerica

Gregory D. Tranter                     Director and Vice President (since 2000) of First Allmerica;
    Director and Vice President        Vice President (1996-1998) of Travelers Property & Casualty;
                                       Director of Geico Team (1983-1996) of Aetna Life & Casualty

ITEM 26.

ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                                                   Allmerica Financial Corporation

                                                              Delaware

       |               |               |               |               |               |               |               |
________________________________________________________________________________________________________________________________
      100%           100%             100%            100%            100%            100%            100%            100%
   Allmerica       Financial       Allmerica,       Allmerica   First Allmerica   AFC Capital     Allmerica      First Sterling
     Asset        Profiles, Inc.      Inc.          Funding     Financial Life      Trust I       Services          Limited
Management, Inc.                                     Corp.         Insurance                     Corporation
                                                                   Company

 Massachusetts    California     Massachusetts   Massachusetts   Massachusetts      Delaware     Massachusetts      Bermuda
      |                                                               |                                               |
      |                                  ___________________________________________________________          ________________
      |                                          |                    |                  |                            |
      |                                         100%                99.2%               100%                         100%
      |                                      Advantage            Allmerica           Allmerica                First Sterling
      |                                      Insurance              Trust           Financial Life               Reinsurance
      |                                     Network, Inc.       Company, N.A.       Insurance and                  Company
      |                                                                            Annuity Company                 Limited
      |
      |                                       Delaware       Federally Chartered      Delaware                     Bermuda
      |                                                                                   |
      |_________________________________________________________________________________________________________________________
      |      |            |             |              |             |            |            |            |            |
      |     100%         100%          100%           100%          100%         100%         100%         100%         100%
      |   Allmerica    Allmerica     Allmerica      Allmerica     Allmerica    Allmerica    Allmerica    Allmerica    Allmerica
      | Investments,   Investment    Financial      Financial    Investments  Investments  Investments  Investments  Investments
      |     Inc.       Management    Investment     Services      Insurance    Insurance   Insurance    Insurance     Insurance
      |               Company, Inc.  Management     Insurance    Agency Inc.  Agency of    Agency Inc.  Agency Inc.   Agency Inc.
      |                             Services, Inc. Agency, Inc.  of Alabama   Florida Inc. of Georgia  of Kentucky  of Mississippi
      |
      |Massachusetts  Massachusetts Massachusetts  Massachusetts   Alabama      Florida      Georgia    Kentucky      Mississippi
      |
________________________________________________________________
      |              |                |               |
     100%           100%             100%            100%
  Allmerica    Sterling Risk       Allmerica       Allmerica
   Property      Management      Benefits, Inc.      Asset
 & Casualty    Services, Inc.                      Management,
Companies, Inc.                                     Limited

    Delaware       Delaware          Florida         Bermuda
       |
________________________________________________
       |              |                |
      100%           100%             100%
  The Hanover      Allmerica        Citizens
   Insurance       Financial       Insurance
    Company        Insurance        Company
                 Brokers, Inc.    of Illinois

 New Hampshire  Massachusetts       Illinois
       |
________________________________________________________________________________________________________________________________
       |               |               |               |               |               |               |               |
      100%           100%             100%            100%            100%            100%            100%            100%
    Allmerica      Allmerica      The Hanover    Hanover Texas      Citizens     Massachusetts      Allmerica        AMGRO
    Financial        Plus           American        Insurance     Corporation    Bay Insurance      Financial         Inc.
     Benefit       Insurance       Insurance       Management                       Company         Alliance
    Insurance     Agency, Inc.      Company       Company, Inc.                                    Insurance
    Company                                                                                         Company

  Pennsylvania  Massachusetts    New Hampshire       Texas          Delaware     New Hampshire   New Hampshire   Massachusetts
                                                                       |                                               |
                                                ________________________________________________                ________________
                                                       |               |               |                               |
                                                      100%            100%            100%                            100%
                                                    Citizens        Citizens        Citizens                      Lloyds Credit
                                                    Insurance       Insurance       Insurance                      Corporation
                                                     Company         Company         Company
                                                    of Ohio        of America        of the
                                                                                     Midwest

                                                      Ohio          Michigan        Indiana                      Massachusetts
                                                                       |
                                                               _________________
                                                                       |
                                                                      100%
                                                                    Citizens
                                                                   Management
                                                                      Inc.

                                                                    Michigan



-----------------  -----------------  -----------------
   Allmerica          Greendale             AAM
    Equity             Special          Equity Fund
  Index Pool          Placements
                        Fund

 Massachusetts      Massachusetts      Massachusetts


-------- Grantor Trusts established for the benefit of First Allmerica, Allmerica Financial Life, Hanover and Citizens


          ---------------   ----------------
             Allmerica         Allmerica
          Investment Trust     Securities
                                 Trust

           Massachusetts     Massachusetts


--------  Affiliated Management Investment Companies


                  ...............
                  Hanover Lloyd's
                    Insurance
                     Company

                      Texas


-------- Affiliated Lloyd's plan company, controlled by Underwriters for the benefit of The Hanover Insurance Company


         -----------------  -----------------
            AAM Growth       AAM High Yield
             & Income         Fund, L.L.C.
            Fund L.P.

            Delaware         Massachusetts

________ L.P. or L.L.C. established for the benefit of First Allmerica, Allmerica Financial Life, Hanover and Citizens

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

              NAME                                      ADDRESS                        TYPE OF BUSINESS
              ----                                      -------                        ----------------
AAM Equity Fund                                   440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

AAM Growth & Income Fund, L.P.                    440 Lincoln Street              Limited Partnership
                                                  Worcester MA 01653

AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

Advantage Insurance Network, Inc.                 440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Inc.                  440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Asset Management Limited                440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Equity Index Pool                       440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              Insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 Insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident and health
and Annuity Company (formerly known               Worcester MA 01653              Insurance, annuities, variable
as SMA Life Assurance Company)                                                    Annuities and variable life
                                                                                  insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Special purpose funding vehicle for
                                                  Worcester MA 01653              Commercial paper

Allmerica, Inc.                                   440 Lincoln Street              Common employer for Allmerica
                                                  Worcester MA 01653              Financial Corporation entities

Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc. (formerly               Worcester MA 01653
Known as Allmerica Institutional Services, Inc.
and 440 Financial Group of
Worcester, Inc.)

Allmerica Investment Management                   440 Lincoln Street              Investment advisory services
Company, Inc.                                     Worcester MA 01653

Allmerica Investments, Inc.                       440 Lincoln Street              Securities, retail broker-dealer
                                                  Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street              Investment Company
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Company
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              Company

AMGRO, Inc.                                       100 North Parkway               Premium financing
                                                  Worcester MA 01605

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 Insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 Insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          Insurance
                                                  Indianapolis IN 46240

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 Insurance
                                                  Columbus OH 43234

Citizens Management, Inc.                         645 West Grand River            Services management company
                                                  Howell MI 48843

Financial Profiles, Inc.                          5421 Avenida Encinas            Computer software company
                                                  Suite A
                                                  Carlsbad, CA  92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company (formerly State Mutual Life               Worcester MA 01653              And health insurance company
Assurance Company of America)

First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

Greendale Special Placements Fund                 440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

The Hanover American Insurance                    100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              Insurance

The Hanover Insurance Company                     100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              Insurance

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Parkway            Insurance Company
                                                  Dallas TX 75248

Hanover Lloyd's Insurance Company                 NationsBank Tower               Multi-line property and casualty
                                                  15301 Dallas Parkway            Insurance
                                                  Dallas TX 75248

Lloyds Credit Corporation                         440 Lincoln Street              Premium financing service
                                                  Worcester MA 01653              Franchises

Massachusetts Bay Insurance Company               100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              Insurance

Sterling Risk Management Services, Inc.           440 Lincoln Street              Risk management services
                                                  Worcester MA 01653

VeraVest, Inc. (formerly known as Allmerica       440 Lincoln Street              Securities, retail broker-dealer
Services Corporation)                             Worcester MA 01653

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of February 28, 2001, there were 0 Contract holders of qualified Contracts and 0 Contract holders of non-qualified Contracts.

     As of February 28, 2001, there were no Contract Form A3030-99 Owners since sales had not yet begun.

ITEM 28. INDEMNIFICATION

     Article VIII of the Bylaws of First Allmerica Financial Life Insurance Company (the Depositor) states: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

          - VEL Account, VEL II Account, VEL Account III, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company

          -    Allmerica Investment Trust

     (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
          440 Lincoln Street
          Worcester, Massachusetts 01653

         NAME                         POSITION OR OFFICE WITH UNDERWRITER
         ----                         -----------------------------------
Margaret L. Abbott                    Vice President

Emil J. Aberizk, Jr.                  Vice President

Edward T. Berger                      Vice President and Chief Compliance Officer

Michael J. Brodeur                    Vice President Operations

Mark R. Colborn                       Vice President

Charles F. Cronin                     Secretary/Clerk

Claudia J. Eckels                     Vice President

Philip L. Heffernan                   Vice President

J. Kendall Huber                      Director

Mark C. McGivney                      Treasurer

William F. Monroe, Jr.                President, Director and Chief Executive Officer

K. David Nunley                       Vice President

Stephen Parker                        Vice President and Director

Richard M. Reilly                     Director and Chairman of the Board

Eric A. Simonsen                      Director

     (c) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Allmerica Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 1999. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by
     Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32. UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on redemption imposed by the Program and by
          Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                  EXHIBIT TABLE



Exhibit 8(b)      Directors' Power of Attorney

Exhibit 9         Opinion of Counsel

Exhibit 10        Consent of Independent Accountants

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 2001.

                             SEPARATE ACCOUNT KG OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                                        By: /s/ Charles F. Cronin
                                            ------------------------------------
                                            Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                   TITLE                                                   DATE
/s/ Warren E. Barnes         Vice President and Corporate Controller                 April 2, 2001
-------------------------
Warren E. Barnes

Edward J. Parry*             Director, Vice President and Chief Financial Officer
-------------------------

Richard M. Reilly*           Director and Vice President
-------------------------

John F. O'Brien*             Director, President  and Chief Executive Officer
-------------------------

Bruce C. Anderson*           Director and Vice President
-------------------------

Mark R. Colborn*             Director and Vice President
-------------------------

John P. Kavanaugh*           Director, Vice President and Chief Investment Officer
-------------------------

J. Kendall Huber*            Director, Vice President and General Counsel
-------------------------

Robert P. Restrepo, Jr.*     Director and Vice President
-------------------------

Eric A. Simonsen*            Director and Vice President
-------------------------

Gregory D. Tranter*          Director and Vice President
-------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated September 18, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
----------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
333-90541